[PHOTO]

VANGUARD
MUNICIPAL BOND
FUND


Annual Report | August 31, 1997

[THE VANGUARD GROUP LOGO]

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout its history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.


[PHOTO]

            John J. Brennan
                  President

John C. Bogle
Chairman

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . .      1
THE MARKETS IN PERSPECTIVE  . . . . . . . . . . . . . . . . . . . . . . . . . .      5
REPORT FROM THE ADVISER . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
PERFORMANCE SUMMARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
PORTFOLIO PROFILES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

The somewhat unlikely combination of robust economic growth and tame inflation afforded a healthy climate for fixed-income investments during Vanguard Municipal Bond Fund's 1997 fiscal year. Interest rates declined on balance for all but municipal money market securities during the twelve months ended August 31, providing a boost for bonds, particularly those with the longest maturities.

     The Portfolios of Vanguard Municipal Bond Fund provided a strong showing across the board. Returns ranged from +3.5% for our Money Market Portfolio to +9.5% for our Long-Term and High-Yield Portfolios. These are solid returns for fixed-income funds--particularly since 100% of the income return is free from federal income taxes. The table at right presents the total return (capital change plus reinvested dividends) for each Portfolio for the twelve months, broken down into its capital and income components. It also shows each Portfolio's yield as of August 31.

     Per-share figures for each Portfolio, including net asset values, income dividends, and any distributions from net realized capital gains, are presented in the table following this letter.


-----------------------------------------------------------------------------------
                                        COMPONENTS OF TOTAL RETURNS
                                     FISCAL YEAR ENDED AUGUST 31, 1997
                           --------------------------------------------------------
                             TOTAL          INCOME         CAPITAL         CURRENT
PORTFOLIO                    RETURN         RETURN          RETURN          YIELD*
-----------------------------------------------------------------------------------
Money Market**               +3.5%           +3.5%          0.0%            3.30%
Short-Term                   +4.2            +4.0          +0.2             3.70
Limited-Term                 +5.4            +4.6          +0.8             4.13
Intermediate-Term            +7.3            +5.3          +2.0             4.42
Insured Long-Term            +8.9            +5.8          +3.1             4.92
Long-Term                    +9.5            +5.7          +3.8             4.89
High-Yield                   +9.5            +5.9          +3.6             5.04
-----------------------------------------------------------------------------------

 *SEC 7-day annualized yield for Money Market Portfolio; SEC 30-day annualized yield for other Portfolios.

**Money market funds do not assure a stable value of $1 per share and, unlike bank certificates of deposit, are not insured by the Federal Deposit Insurance Corporation.

FISCAL 1997 PERFORMANCE OVERVIEW

During the twelve months ended August 31, economic growth continued--taking the nation's unemployment rate to its lowest point in more than two decades--and inflation remained on its best behavior. This idyllic confluence pushed stocks to new heights and provided a solid foundation for bonds.

     Though market participants worried that the strong economy and low unemployment would drive wages and inflation higher, no such increase in the cost of goods and services materialized. (The Consumer Price Index rose just 2.2% during the fiscal year.) Interest rates reacted accordingly. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by one-half percentage point, to 6.61%. In the municipal market, the yield on high-grade, long-term municipal bonds dropped on balance to 5.55% from 6.02%. Yields on high-quality, short-term municipal securities finished the year at 3.65%, exactly where they started.

     At the end of the fiscal year, the 5.55% yield on 20-year tax-exempt bonds was roughly equivalent to the level a year ago and equal to 83% of the yield on 20-year (taxable) U.S. Treasury bonds. For investors in the maximum marginal tax bracket of 39.6%, the taxable equivalent yield is 9.19%, which continues to make municipal bonds highly attractive.

     The returns provided by the bond market, while quite strong in absolute terms, were meager in comparison with those of the U.S. stock market. Stocks surged again in the twelve months ended August 31, with the Standard & Poor's 500 Composite Stock Price Index rocketing to a +40.6% gain. The rosy economic scenario heightened the already-ebullient mood of investors, with the result that stock prices rose even faster than the underlying earnings. By the close of the fiscal year, the prices of the S&P 500 stocks were at or near historic highs in relation to earnings, dividends, and book values.

     Predictably, the decline in interest rates affected the net asset values of our tightly constructed Portfolios in proportion to their maturities. Our Long-Term Portfolio--the most sensitive to changes in interest rates--experienced the largest share-price increase, while our Intermediate-Term Portfolio--half as sensitive to interest rates--also benefited from the interest rate decline. Our Short-Term and Limited-Term Portfolios received only a slight nudge from share-price appreciation, leaving dividends from tax-exempt interest as the chief source of their total returns. Our Money Market Portfolio maintained its share price of $1.00, as is expected though not guaranteed.

     We expect to make year-end distributions of realized capital gains to shareholders of four of our Portfolios. Based on estimates as of August 31, we expect the distributions to total $0.05 per share for our Intermediate-Term Portfolio; $0.08 per share for our Insured Long-Term Portfolio; $0.06 for our Long-Term Portfolio; and $0.05 for our High-Yield Portfolio.

     Compared with those of our peers, Vanguard Municipal Bond Fund's performance was solid, as all but two of our Portfolios outpaced the average competing funds over the twelve months. This fine accomplishment burnishes our longer-term competitive record. This is the ninth annual report in which we have compared returns of the seven Portfolios of Vanguard Municipal Bond Fund with the returns of their peer fund groups. Out of these 63 side-by-side comparisons, our Portfolios prevailed in 56, with 2 ties and only 5 "losses." The past year's results are shown in the table.

--------------------------------------------------------------------
                                          TOTAL RETURNS
                                FISCAL YEAR ENDED AUGUST 31, 1997
                              --------------------------------------
                                             AVERAGE
                                VANGUARD   COMPETITIVE     VANGUARD
PORTFOLIO                         FUND        FUND         ADVANTAGE
--------------------------------------------------------------------
Money Market                     +3.5%         +3.0%         +0.5%
Short-Term                       +4.2          +4.3*         -0.1
Limited-Term                     +5.4          +5.0          +0.4
Intermediate-Term                +7.3          +7.0          +0.3
Insured Long-Term                +8.9          +8.2          +0.7
Long-Term                        +9.5          +8.8          +0.7
High-Yield                       +9.5          +9.7          -0.2
--------------------------------------------------------------------

*Adjusted for maturity differences.

     The slight shortfall of our High-Yield Portfolio is explained in part by the distress of industrial revenue bonds issued to finance so-called de-inking plants that process recycled paper. We were hurt by holding two such bonds, amounting to about 1.7% of the Portfolio. Though our High-Yield Portfolio generally holds a bigger share of higher-quality issues than our peers--a policy that has served our shareholders well over the long term--this episode illustrates that we are not immune to the ever-present risks of investing in higher-yielding, and thus riskier, bonds.

     Over time, the bond market has demonstrated both the negative and positive effects of interest rate changes. During Vanguard Municipal Bond Fund's past four fiscal years, rising interest rates have twice hampered bond returns, while falling interest rates have twice augmented them. This brief history provides a valuable lesson: Though bond prices can be volatile over short periods, these fluctuations often cancel each other out over longer periods. As a result, the long-term returns on bonds are almost always determined by income returns rather than capital returns. In short, yield matters.

LONG-TERM PERFORMANCE OVERVIEW

Viewed through the wide-angle lens of our longer-term performance--a much more useful measure than a twelve-month snapshot--our results are even more impressive. The Performance Summaries on pages 9 through 15 present the long-term results for each of our Portfolios, including yearly breakdowns of the income and capital returns earned by each, as well as cumulative returns for the period. The table below summarizes the long-term total returns of each Portfolio relative to the average return of comparable fixed-income mutual funds for the ten years ended August 31. It also shows how a $10,000 investment in each fund would have grown over the decade.

     As the table shows, each of our Portfolios has outperformed its peer group during these longer periods. Over the years, our margin of superiority, which we call the "Vanguard advantage," can add up to considerable sums. Our annual average margins of superiority range from 0.2 percentage point to 1.3 percentage points, equating over a decade to amounts from $371 to $2,505 (about 4% to 25% of the initial investment) in extra return compared with our peers.

--------------------------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                              10 YEARS ENDED AUGUST 31, 1997
                          ------------------------------------------------------------------------
                                                                    FINAL VALUE OF
                                           AVERAGE                     A $10,000
                                         ANNUAL RATE              INITIAL INVESTMENT*
                          ------------------------------------------------------------------------
                                          AVERAGE                        AVERAGE
                           VANGUARD     COMPETITIVE     VANGUARD       COMPETITIVE      VANGUARD
PORTFOLIO                 PORTFOLIO         FUND        PORTFOLIO         FUND          ADVANTAGE
--------------------------------------------------------------------------------------------------
Money Market                 +4.1%          +3.7%          $14,958       $14,367         $  591
Short-Term                   +5.0           +4.8**          16,285        15,914            371
Limited-Term                 +6.2           +5.5            18,234        17,099          1,135
Intermediate-Term            +8.0           +6.7            21,545        19,090          2,455
Insured Long-Term            +8.6           +7.5            22,741        20,683          2,058
Long-Term                    +8.8           +7.7            23,314        20,961          2,353
High-Yield                   +8.9           +7.7            23,509        21,004          2,505
--------------------------------------------------------------------------------------------------

 *Assuming reinvestment of all income dividends and capital gains distributions. **Adjusted for maturity differences.

     Costs matter for all mutual funds, but particularly for bond funds, where expenses account for a large share of the difference in the performance of funds with similar quality and maturity. On that score, as we hope you are aware, we are without peer. The expense ratios of Vanguard Municipal Bond Fund's Portfolios averaged about 0.20% of net assets in fiscal 1997 versus the 0.95% expense ratio of the average municipal bond fund--a difference of about 0.75%, or about $7.50 for each $1,000 in assets. The cost advantage flows to our shareholders, since expenses directly reduce the income passed through to bond fund investors. Thus, just as yield matters, so cost matters.

     Much of the credit for our long-term success also goes to Vanguard Fixed Income Group, which manages our Portfolios with outstanding expertise and professionalism within our clearly defined maturity and credit-quality standards.

     The Performance Summaries that follow compare the returns of our six non-money market Portfolios with unmanaged index benchmarks. Over the past ten years, all six Portfolios outpaced their competitors, and five of them (our Short-Term Portfolio was the exception) also outpaced their respective indexes. This is a noteworthy accomplishment, since the indexes exist only on paper and are not burdened by the operating, advisory, and securities-transaction costs that, in the real world, all mutual funds bear to one degree or another.

     We caution that the absolute returns shown in the table should not be considered a promise of what's to come in the municipal bond market. The past decade has been a generous one for bonds, as interest rates have receded from levels much higher than those prevailing today. Therefore, there is little chance that future returns will be as high as those of the past decade.

     We offer no such warning about our relative performance. We fully expect that our Portfolios' returns will continue to more than measure up to those of our peers, given our confidence that Vanguard's low costs and sound management are enduring advantages.

IN SUMMARY

The rewards of the financial markets, particularly those of the U.S. stock market, have been abundantly clear over the past three years. Though the inherent risks of investing may not seem as obvious, we assure you that they exist. We need look back only a few years for evidence of the wide and unpredictable swings that are very much a part of bond investing. With bond yields now near their lows for the past decade, we have taken a conservative stance, with average maturities somewhat below our norms.

     The prudent approach is to bear in mind both risk and reward in constructing a balanced portfolio of stock funds, bond funds, and reserves in proportions suitable to your investment goals, time horizon, and tolerance for market downturns. Then, as we have advised many times in the past, stay the course toward your investment objective.



/s/ JOHN C. BOGLE                     /s/ JOHN J. BRENNAN

John C. Bogle                         John J. Brennan
Chairman of the Board                 President


September 17, 1997


  NOTE: Vanguard Municipal Bond Fund's fiscal year-end is being changed from August 31 to October 31. The change will have no effect on the Fund's investment objective or policies. It is designed to enable the Portfolio managers to better match the realization of capital gains with the timing of distributions to the Fund's tax-sensitive shareholders.

       In December, shareholders will receive a report similar to this one, but covering the period from August 31, 1997, through October 31, 1997. After that, shareholders will receive a semiannual report each June, covering the six months through April 30, and an annual report each December that covers the twelve months through October 31.

PORTFOLIO STATISTICS
-----------------------------------------------------------------------------------------
                         NET ASSET VALUE
                            PER SHARE                     12 MONTHS
                    -------------------------       ---------------------
                    AUGUST 31,     AUGUST 31,       INCOME        CAPITAL       CURRENT
PORTFOLIO              1996           1997         DIVIDENDS       GAINS        YIELD*
-----------------------------------------------------------------------------------------
Money Market          $ 1.00         $ 1.00          $0.034           --         3.30%
Short-Term             15.54          15.57           0.610        $0.004        3.70
Limited-Term           10.62          10.71           0.476           --         4.13
Intermediate-Term      13.04          13.30           0.669         0.003        4.42
Insured Long-Term      12.14          12.45           0.674         0.072        4.92
Long-Term              10.73          11.11           0.588         0.023        4.89
High-Yield             10.39          10.76           0.589           --         5.04
-----------------------------------------------------------------------------------------

 *SEC 7-day annualized yield for Money Market Portfolio; SEC 30-day annualized yield for other Portfolios.

THE MARKETS IN PERSPECTIVE
Year Ended August 31, 1997

U.S. EQUITY MARKETS

To say that investors in financial assets fared well over the fiscal year ended August 31, 1997, is to be guilty of understatement. Virtually across the board, returns in the equity and bond markets ranged from quite strong to exceptional, relative to historical averages. These results can be attributed to three factors: continued solid economic growth; harnessed inflation, remaining at levels not experienced since the 1960s; and growth in corporate profits that was not only impressive but exceeded expectations. The most surprising aspect of this remarkable period is that the rate of inflation actually continued to decline despite robust growth and a very low level of unemployment. According to traditional economic theory, inflation should have accelerated rather than slowed at this point in the economic cycle. The most widely accepted explanation for this paradox involves ongoing and substantial productivity gains that are not apparent from the productivity measures in use today. Reports indicate that even the Federal Reserve Board is otherwise at a loss to explain the current "economic nirvana."

     The performance of large-capitalization U.S. common stocks was nothing short of spectacular during the past year, as illustrated by the 40.6% gain generated by the Standard & Poor's 500 Composite Stock Price Index. This advance ranks among the top 5% for all 12-month periods in the last 20 years. The best-performing sectors were technology and financial services, with increases of 80.5% and 51.9%, respectively. The surge in technology reflects the exceptional strength in corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. By contrast, utility stocks could be considered laggards despite their overall return of 18.8%.

-----------------------------------------------------------------------------
                                                AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED AUGUST 31, 1997
                                            ---------------------------------
                                            1 YEAR       3 YEARS     5 YEARS
-----------------------------------------------------------------------------
EQUITY
  S&P 500 Index                              40.6%        26.6%       19.8%
  Russell 2000 Index                         29.0         20.0        19.4
  MSCI EAFE Index                             9.4          6.0        11.0
-----------------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index                10.0%         8.4%        6.9%
  Lehman 10-Year Municipal Bond Index         9.3          7.7         7.3
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                 5.3          5.4         4.6
-----------------------------------------------------------------------------
OTHER
  Consumer Price Index                        2.2%         2.6%        2.7%
-----------------------------------------------------------------------------

  The performance of small-company stocks, while it failed to match the outsized advance of the S&P 500 Index, cannot be characterized as weak during this period--the Russell 2000 Index gained 29.0%. The difference in return between large and small companies can be attributed, at least in part, to the superior earnings growth achieved by larger companies during the past 24 months. In addition, large companies generated better-than-expected earnings 60% of the time over the past year, compared to only 40% for small firms. Within sectors, the most dramatic difference between large and small companies appeared in technology issues. In the Russell 2000 Index, technology stocks advanced "only" 32.9% in aggregate, nearly 50 percentage points less than their large-company counterparts.

U.S. FIXED-INCOME MARKETS

The fixed-income markets also rewarded investors over the past year, as rates fell across the yield curve. For example, the rates on 1-, 5-, 10-, and 30-year U.S. Treasury issues fell 0.33%, 0.51%, 0.60%, and 0.51%, respectively, from August 31, 1996, to August 31, 1997. These declines reflect the continued good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit of the drop in rates can be seen in the 10.0% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as illustrated by the 15.2% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. common stocks did not match the gains in domestic equities, with the Morgan Stanley Capital International Europe, Australasia, Far East Index advancing 9.4% in dollars. This Index's relatively modest performance masks the fact that the European markets were very strong during the past year, gaining 42.2% in local currency terms and 26.2% in dollars, while many of the Pacific Basin markets were weak, down 0.7% in local currency and 9.8% in dollars. The Japanese market declined 11.4% in dollars and 1.9% in yen terms, despite signs of a strengthening economy. Smaller Asian markets, such as Malaysia (losing 28.9% in local terms and 39.2% in dollars), suffered from a variety of challenges, including overvalued currencies, rising interest rates, and poor earnings.

REPORT FROM THE ADVISER

Interest rates were lower on August 31, the end of Vanguard Municipal Bond Fund's fiscal year 1997, than at the start of the period. Intermediate- and long-term rates declined by amounts ranging from about 0.20% to 0.45% (20 to 45 basis points) over the course of the year, with most of the reduction occurring in the first six months of the period. However, the second half of the fiscal year was hardly tranquil, as some very significant events moved the bond markets. First, in March the Federal Reserve Board chose to strike "preemptively" against inflation by raising short-term interest rates. Second, Republicans and Democrats were able to reach a compromise on the federal budget. Third, the economy continued to expand at a rate above 3%. Finally, the stock market was able to sustain its historic run, reaching record highs in August.

     Total returns for the Vanguard Municipal Bond Fund Portfolios in fiscal 1997 proved to be more rewarding than in the previous year. Total return consists, of course, of capital appreciation (or depreciation) plus interest income. As in fiscal 1996, the lion's share of each Portfolio's total return in fiscal 1997 came from interest income. In addition, the decline in interest rates over the past 12 months provided some degree of capital appreciation for most of our Portfolios. The increases in share price were highest for those Portfolios embracing the greatest amount of market risk. Conversely, these longer-term Portfolios would have experienced the greatest share-price declines if interest rates had moved higher during the year. In general, then, each of the Portfolios performed in accordance with its stated risk parameters.

"IT'S THE ECONOMY, . . ."

In March the Federal Reserve Board decided that the economy's robust growth rate was worrisome and warranted a rise in short-term interest rates. On March 25, the Fed therefore increased the federal funds rate from 5.25% to 5.50%. At the time, the move was widely viewed as likely to be the first in a series of increases in short-term rates. However, five months later, as our fiscal year came to a close, the March adjustment remained the Fed's only change. Inflation, as measured by both the Producer Price Index and Consumer Price Index, has been remarkably restrained. Many economists and Federal Reserve Board governors do not understand why. Some ascribe the benign inflation trend to increased productivity fostered by technological innovation. Workers are able to produce more owing to increased use of advanced technology. Others believe that U.S. workers have been so traumatized by the corporate "downsizings" of recent years that they are willing to sacrifice higher wages for increased job security.

     The domestic economy enjoyed the best of all worlds in the second half of fiscal 1997. It has maintained an annual growth rate above 3%, as measured by changes in Gross Domestic Product, for the last three quarters. The unemployment rate dropped by August to 4.9%, well below the level long believed to produce increases in labor costs. The Consumer Confidence Index survey of consumer attitudes suggests that the public is very optimistic about economic prospects. The question being asked by many economists is: How long can these benign conditions last? Some storm clouds may be faintly visible on the horizon. The recent United Parcel Service strike could be a precursor of future labor unrest. The August employment report noted that more people were voluntarily leaving their jobs, presumably because of greater confidence in their ability to find better or higher-paying jobs elsewhere.

     The strength of the economy had some very positive effects for all investors. For one thing, it enabled Republicans and Democrats to agree on the federal budget. Last year, the federal government sustained a series of shutdowns before Congress reached a budget agreement. This year, when budget negotiators reached an impasse, new projections of higher tax revenues allowed both sides to claim victory. It seems that government operates very smoothly when its coffers are full. The new, rosier projections were based, in part, on the economy's current health. Included in the budget agreement was a reduction in the capital gains tax rate: Investors who have gains on the sale of assets owned longer than 18 months will now be subject to a maximum capital gains tax of 20% rather than 28%.

     The stock market continued its protracted rise, reaching record highs in early August. Investors poured cash into equity funds throughout the fiscal year, adding fuel to the explosive growth in stock prices. The equity markets relinquished some of their recent gains in the final three weeks of the fiscal year. At the period's end on August 31, the Dow Jones Industrial Average and the Standard & Poor's 500 Composite Stock Price Index were down 7.7% and 6.3%, respectively, from records attained on August 6.

CONCLUSION

The seven Portfolios of Vanguard Municipal Bond Fund performed in line with their investment objectives in fiscal 1997. Their performance was what one would expect, given their clearly defined investment charters. Each Portfolio provides a degree of share-price stability and income consistent with the position of its average maturity on the yield curve.

     Looking forward, the major question facing the market is how long the economy can operate at such low levels of unemployment and such strong levels of growth without showing signs of increases in the rate of inflation. If inflation does begin to accelerate in fiscal 1998, share-price volatility can also be expected to increase. Whatever the outcome, the Portfolios of Vanguard Municipal Bond Fund will continue to provide total returns consistent with our well-defined investment objectives in the most cost-efficient manner possible.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
Vanguard Fixed Income Group

September 17, 1997

INVESTMENT PHILOSOPHY

Each Portfolio holds a diversified group of municipal bonds designed to produce a high level of current, tax-exempt income consistent with each Portfolio's maturity and quality mandates. In managing the Fund, Vanguard Fixed Income Group follows a disciplined investment policy, meeting well-defined standards for credit quality and keeping each Portfolio within its stated maturity range, while seeking to exceed, with reasonable consistency over the long term, average returns achieved by comparable funds.

PERFORMANCE SUMMARY
Money Market Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 10, 1980-AUGUST 31, 1997
-----------------------------------------------------------
             MONEY MARKET PORTFOLIO             AVERAGE
                                                 FUND*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1980       0.0%       0.7%        0.7%           -0.6%
1981       0.0        5.8         5.8             5.4
1982       0.0        7.5         7.5             8.2
1983       0.0        5.2         5.2             5.0
1984       0.0        5.6         5.6             5.3
1985       0.0        5.6         5.6             5.3
1986       0.0        5.0         5.0             4.7
1987       0.0        4.3         4.3             3.9
1988       0.0        4.9         4.9             4.5
1989       0.0        6.2         6.2             5.8
1990       0.0        5.9         5.9             5.5
1991       0.0        5.1         5.1             4.7
1992       0.0        3.5         3.5             3.1
1993       0.0        2.5         2.5             2.1
1994       0.0        2.4         2.4             2.0
1995       0.0        3.6         3.6             3.2
1996       0.0        3.5         3.5             3.1
1997       0.0        3.5         3.5             3.0
-----------------------------------------------------------

 *Average Tax-Exempt Money Market Fund.
See Financial Highlights table on page 30 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
         VMBF-Money
           Market
198708     10000   10000
198711     10120   10107
198802     10243   10222
198805     10361   10329
198808     10491   10450
198811     10634   10578
198902     10791   10725
198905     10970   10902
198908     11140   11057
198911     11305   11208
199002     11467   11358
199005     11634   11520
199008     11797   11670
199011     11965   11825
199102     12123   11970
199105     12266   12105
199108     12397   12217
199111     12530   12336
199202     12644   12435
199205     12750   12533
199208     12837   12599
199211     12924   12669
199302     13005   12735
199305     13083   12804
199308     13160   12858
199311     13240   12918
199402     13314   12978
199405     13394   13050
199408     13480   13116
199411     13587   13202
199502     13709   13309
199505     13844   13433
199508     13970   13535
199511     14097   13640
199602     14219   13747
199605     14338   13855
199608     14456   13947
199611     14577   14044
199702     14698   14147
199705     14827   14262
199708     14958   14367


------------------------------------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED AUGUST 31, 1997
                                            ------------------------------------     FINAL VALUE OF A
                                              1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Money Market Portfolio                        3.47%        3.11%         4.11%           $14,958
Average Tax-Exempt Money Market Fund          3.01         2.66          3.69             14,367
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                    ------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
Money Market Portfolio            6/10/80   3.44%    3.08%     0.00%    4.12%    4.12%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Short-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1977-AUGUST 31, 1997
-----------------------------------------------------------
              SHORT-TERM PORTFOLIO               LEHMAN*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1978      -0.9%       3.4%        2.5%            N/A
1979      -0.2        4.2         4.0             N/A
1980       0.1        5.3         5.4             N/A
1981      -0.4        6.3         5.9             N/A
1982       2.6        8.2        10.8             N/A
1983      -0.2        6.4         6.2             N/A
1984      -0.5        6.3         5.8             N/A
1985       1.1        6.7         7.8             N/A
1986       1.0        6.1         7.1            10.3%
1987      -0.1        5.2         5.1             5.4
1988      -0.4        5.3         4.9             4.2
1989       0.6        6.0         6.6             6.7
1990       0.3        6.1         6.4             6.6
1991       1.2        5.8         7.0             9.2
1992       1.1        4.8         5.9             9.0
1993       0.2        4.0         4.2             6.4
1994      -1.0        3.5         2.5             2.5
1995       0.8        4.0         4.8             6.7
1996      -0.3        3.9         3.6             3.9
1997       0.2        4.0         4.2             5.7
-----------------------------------------------------------

*Lehman 3-Year Municipal Bond Index.

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
              VMBF-Short-Term   Average Short-Term       Lehman 3 Year Municipal
                 Portfolio        Municipal Fund*               Bond Index
198708             10000             10000                        10000
198711             10030             10107                        10033
198802             10294             10222                        10372
198805             10391             10329                        10382
198808             10489             10450                        10417
198811             10650             10578                        10565
198902             10761             10725                        10635
198905             10963             10589                        10874
198908             11177             11057                        11112
198911             11372             11208                        11335
199002             11555             11358                        11505
199005             11712             11190                        11657
199008             11895             11670                        11844
199011             12119             11825                        12152
199102             12374             12135                        12490
199105             12552             11976                        12698
199108             12722             12491                        12938
199111             12927             12618                        13217
199202             13147             12917                        13543
199205             13278             12700                        13729
199208             13468             13238                        14103
199211             13608             13348                        14261
199302             13842             13661                        14682
199305             13905             13366                        14763
199308             14032             13814                        15003
199311             14146             13891                        15081
199402             14219             14064                        15220
199405             14266             13693                        15195
199408             14382             14135                        15381
199411             14423             14101                        15278
199502             14648             14428                        15635
199505             14891             14291                        16072
199508             15077             14744                        16405
199511             15246             14949                        16636
199602             15415             15220                        16839
199605             15478             14840                        16835
199608             15626             15261                        17051
199611             15837             15530                        17438
199702             15982             15788                        17608
199705             16092             15460                        17737
199708             16285             15914                        18015

------------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 1997
                                              ------------------------------------   FINAL VALUE OF A
                                              1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Short-Term Portfolio                          4.22%        3.87%         5.00%           $16,285
Average Short-Term Municipal Fund*            4.28         3.75          4.76             15,914
Lehman 3-Year Municipal Bond Index            5.65         5.02          6.06             18,015
------------------------------------------------------------------------------------------------------

*Adjusted for maturity differences.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
Short-Term Portfolio              9/1/77    4.12%    3.89%     0.25%    4.74%   4.99%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Limited-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1987-AUGUST 31, 1997
-----------------------------------------------------------
             LIMITED-TERM PORTFOLIO              LEHMAN*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1988       1.0%       6.1%        7.1%            4.2%
1989       0.5        6.5         7.0             6.7
1990       0.4        6.5         6.9             6.6
1991       2.6        6.3         8.9             9.2
1992       2.6        5.4         8.0             9.0
1993       2.0        4.7         6.7             6.4
1994      -1.9        4.2         2.3             2.5
1995       1.3        4.7         6.0             6.7
1996      -0.8        4.5         3.7             3.9
1997       0.8        4.6         5.4             5.7

*Lehman 3-Year Municipal Bond Index.

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
                                Average Limited-Term    Lehman 3 Year Municipal
         VMBF-Limited-Term        Municipal Fund              Bond Index
198708         10000                   10000                    10000
198711         10179                   10019                    10033
198802         10525                   10330                    10372
198805         10615                   10394                    10382
198808         10711                   10508                    10417
198811         10865                   10642                    10565
198902         10986                   10772                    10635
198905         11251                   10966                    10874
198908         11459                   11190                    11112
198911         11713                   11367                    11335
199002         11910                   11555                    11505
199005         12052                   11682                    11657
199008         12254                   11876                    11844
199011         12576                   12106                    12152
199102         12917                   12383                    12490
199105         13118                   12564                    12698
199108         13342                   12794                    12938
199111         13594                   12976                    13217
199202         13916                   13275                    13543
199205         14079                   13441                    13729
199208         14411                   13751                    14103
199211         14624                   13887                    14261
199302         15084                   14378                    14682
199305         15124                   14410                    14763
199308         15374                   14697                    15003
199311         15510                   14741                    15081
199402         15588                   14854                    15220
199405         15594                   14780                    15195
199408         15730                   14967                    15381
199411         15618                   14759                    15278
199502         16005                   15166                    15635
199505         16420                   15458                    16072
199508         16672                   15738                    16405
199511         16925                   15858                    16636
199602         17130                   16129                    16839
199605         17085                   16061                    16835
199608         17294                   16286                    17051
199611         17682                   16497                    17438
199702         17845                   16738                    17608
199705         17932                   16800                    17737
199708         18234                   17099                    18015

------------------------------------------------------------------------------------------------------
                                               AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED AUGUST 31, 1997
                                            ------------------------------------    FINAL VALUE OF A
                                             1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Limited-Term Portfolio                        5.44%        4.82%         6.19%           $18,234
Average Limited-Term Municipal Fund           4.99         4.45          5.51             17,099
Lehman 3-Year Municipal Bond Index            5.65         5.02          6.06             18,015
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                  SINCE INCEPTION
                                INCEPTION                     ------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
Limited-Term Portfolio            8/31/87   5.25%    4.89%      0.83%   5.37%   6.20%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Intermediate-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1977-AUGUST 31, 1997
-----------------------------------------------------------
          INTERMEDIATE-TERM PORTFOLIO            LEHMAN*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1978      -6.3%       4.2%       -2.1%            N/A
1979      -1.5        5.1         3.6             N/A
1980     -16.0        5.4       -10.6             N/A
1981     -22.2        6.7       -15.5             N/A
1982      12.0       11.3        23.3             N/A
1983       3.9        8.8        12.7             N/A
1984      -0.9        8.8         7.9             N/A
1985       5.2        9.3        14.5             N/A
1986      10.8        8.9        19.7            20.2%
1987      -3.0        6.9         3.9             6.4
1988       0.1        7.1         7.2             4.5
1989       3.2        7.4        10.6             8.1
1990      -0.9        7.0         6.1             6.7
1991       5.1        7.0        12.1            10.9
1992       4.2        6.3        10.5            10.4
1993       5.7        5.8        11.5            10.6
1994      -2.7        5.2         2.5             1.4
1995       2.2        5.6         7.8             8.8
1996      -0.7        5.2         4.5             3.9
1997       2.0        5.3         7.3             7.8

 *Lehman 7-Year Municipal Bond Index.

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
         VMBF-Intermediate-Term     Intermediate-Term       Lehman 7 Year Municipal
              Average                Municipal Fund              Bond Index
198708          10000                    10000                     10000
198711           9957                     9944                      9845
198802          10557                    10361                     10400
198805          10493                    10364                     10280
198808          10722                    10496                     10447
198811          11001                    10678                     10587
198902          11233                    10784                     10701
198905          11663                    11116                     11047
198908          11861                    11313                     11295
198911          12125                    11528                     11549
199002          12323                    11653                     11753
199005          12493                    11824                     11890
199008          12579                    11955                     12055
199011          13076                    12328                     12500
199102          13433                    12596                     12863
199105          13784                    12877                     13081
199108          14107                    13123                     13369
199111          14439                    13405                     13705
199202          14737                    13682                     14035
199205          15049                    13947                     14256
199208          15591                    14403                     14760
199211          15840                    14586                     15002
199302          16836                    15310                     15815
199305          16845                    15374                     15752
199308          17390                    15880                     16328
199311          17546                    15975                     16403
199402          17681                    16038                     16515
199405          17578                    15826                     16274
199408          17824                    16031                     16560
199411          17168                    15444                     16000
199502          18280                    16303                     16919
199505          18913                    16926                     17595
199508          19218                    17168                     18013
199511          19745                    17574                     18439
199602          20019                    17765                     18655
199605          19747                    17579                     18410
199608          20078                    17836                     18715
199611          20783                    18402                     19405
199702          20908                    18501                     19578
199705          21084                    18674                     19667
199708          21545                    19090                     20171

------------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 1997
                                              ------------------------------------   FINAL VALUE OF A
                                              1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Intermediate-Term Portfolio                   7.31%        6.68%         7.98%           $21,545
Average Intermediate-Term Municipal Fund      7.03         5.80          6.68             19,090
Lehman 7-Year Municipal Bond Index            7.78         6.45          7.27             20,171
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
Intermediate-Term Portfolio       9/1/77    7.01%    6.81%     1.77%    6.23%   8.00%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Insured Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1984-AUGUST 31, 1997
-----------------------------------------------------------
          INSURED LONG-TERM PORTFOLIO            LEHMAN*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1985       5.0%       8.8%       13.8%           17.4%
1986      13.3        9.4        22.7            23.1
1987      -4.2        7.3         3.1             4.6
1988       0.0        7.8         7.8             6.9
1989       4.8        7.8        12.6            11.0
1990      -2.3        7.0         4.7             6.4
1991       5.5        7.3        12.8            11.8
1992       5.3        6.9        12.2            11.2
1993       6.7        6.4        13.1            12.2
1994      -5.8        5.5        -0.3             0.2
1995       2.7        6.2         8.9             8.9
1996       0.2        5.6         5.8             5.2
1997       3.1        5.8         8.9             9.3

*Lehman Municipal Bond Index.

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
         VMBF-Insured       Average Insured              Lehman Municipal
          Long-Term     Long-Term Municipal Fund           Bond Index
198708      10000               10000                        10000
198711       9943                9899                         9918
198802      10574               10575                        10530
198805      10485               10441                        10456
198808      10778               10656                        10688
198811      11113               11027                        10972
198902      11405               11273                        11184
198905      12011               11809                        11660
198908      12133               11856                        11862
198911      12500               12201                        12180
199002      12536               12270                        12331
199005      12748               12488                        12513
199008      12709               12414                        12623
199011      13394               13007                        13118
199102      13690               13318                        13468
199105      14072               13687                        13774
199108      14335               13844                        14111
199111      14681               14233                        14464
199202      15112               14572                        14813
199205      15458               14938                        15126
199208      16086               15360                        15686
199211      16281               15637                        15914
199302      17491               17271                        16851
199305      17542               16705                        16936
199308      18187               17190                        17600
199311      18251               17338                        17677
199402      18344               18142                        17783
199405      17912               16910                        17354
199408      18128               16954                        17632
199411      17103               16102                        16754
199502      18925               18334                        18125
199505      19677               18393                        18941
199508      19737               18222                        19195
199511      20618               19246                        19922
199602      20842               20144                        20128
199605      20422               18964                        19807
199608      20877               19115                        20201
199611      21857               20159                        21093
199702      21894               20937                        21237
199705      22112               20323                        21447
199708      22741               20683                        22070

------------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED AUGUST 31, 1997
                                              ------------------------------------   FINAL VALUE OF A
                                              1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Insured Long-Term Portfolio                   8.93%        7.17%         8.56%           $22,741
Average Insured Long-Term Municipal Fund      8.20         6.13          7.54             20,683
Lehman Municipal Bond Index                   9.25         7.07          8.24             22,070
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
Insured Long-Term Portfolio       9/30/84   8.08%    7.18%     1.89%    6.64%    8.53%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
Long-Term Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 1, 1977-AUGUST 31, 1997
-----------------------------------------------------------
              LONG-TERM PORTFOLIO               LEHMAN*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1978      -8.1%       5.2%       -2.9%            N/A
1979      -1.0        6.1         5.1             N/A
1980     -23.9        5.9       -18.0             N/A
1981     -25.5        7.5       -18.0           -16.0%
1982      14.6       13.4        28.0            31.5
1983       6.2        9.8        16.0             7.5
1984      -1.6        9.6         8.0             8.7
1985       6.8       10.2        17.0            16.6
1986      14.0        9.5        23.5            23.1
1987      -5.4        7.2         1.8             4.6
1988      -0.1        7.7         7.6             6.9
1989       4.9        7.9        12.8            11.0
1990      -2.3        7.2         4.9             6.4
1991       6.2        7.7        13.9            11.8
1992       5.4        7.2        12.6            11.2
1993       6.7        6.4        13.1            12.2
1994      -5.3        5.4         0.1             0.2
1995       2.5        6.2         8.7             8.9
1996       0.5        5.6         6.1             5.2
1997       3.8        5.7         9.5             9.3

 *Lehman Municipal Bond Index.
 See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
         VMBF-Long-Term     Average General    Lehman Municipal
           Portfolio         Municipal Fund       Bond Index
198708       10000             10000                 10000
198711        9918              9859                  9918
198802       10616             10551                 10530
198805       10435             10411                 10456
198808       10757             10710                 10688
198811       11106             10993                 10972
198902       11410             11260                 11184
198905       11992             11717                 11660
198908       12133             11892                 11862
198911       12538             12145                 12180
199002       12566             12237                 12331
199005       12777             12372                 12513
199008       12726             12447                 12623
199011       13419             12904                 13118
199102       13754             13225                 13468
199105       14139             13540                 13774
199108       14489             13898                 14111
199111       14847             14169                 14464
199202       15286             14544                 14813
199205       15686             14862                 15126
199208       16315             15447                 15686
199211       16518             15569                 15914
199302       17756             16581                 16851
199305       17827             16639                 16936
199308       18450             17332                 17600
199311       18523             17360                 17677
199402       18655             17449                 17783
199405       18234             16884                 17354
199408       18464             17141                 17632
199411       17336             16162                 16754
199502       19116             17561                 18125
199505       19909             18270                 18941
199508       20077             18400                 19195
199511       20966             19133                 19922
199602       21247             19294                 20128
199605       20856             18908                 19807
199608       21299             19261                 20201
199611       22305             20072                 21093
199702       22366             20164                 21237
199705       22656             20345                 21447
199708       23314             20961                 22070

------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED AUGUST 31, 1997
                                             ------------------------------------    FINAL VALUE OF A
                                              1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Long-Term Portfolio                           9.46%        7.40%         8.83%           $23,314
Average General Municipal Fund                8.83         6.29          7.68             20,961
Lehman Municipal Bond Index                   9.25         7.07          8.24             22,070
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
Long-Term Portfolio               9/1/77    8.41%    7.41%     2.02%    6.71%    8.73%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
High-Yield Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 27, 1978-AUGUST 31, 1997
-----------------------------------------------------------
              HIGH-YIELD PORTFOLIO               LEHMAN*
FISCAL    CAPITAL    INCOME       TOTAL          TOTAL
YEAR      RETURN     RETURN      RETURN         RETURN
-----------------------------------------------------------
1979       2.7%       4.4%        7.1%            N/A
1980     -20.9        6.3       -14.6             N/A
1981     -22.5        8.1       -14.4           -16.0%
1982      11.8       13.8        25.6            31.5
1983       7.0       10.4        17.4             7.5
1984      -1.0       10.1         9.1             8.7
1985       6.9       10.6        17.5            16.6
1986      14.4        9.8        24.2            23.1
1987      -5.8        7.4         1.6             4.6
1988       0.0        8.0         8.0             6.9
1989       5.5        8.1        13.6            11.0
1990      -2.6        7.4         4.8             6.4
1991       5.7        8.0        13.7            11.8
1992       5.3        7.5        12.8            11.2
1993       6.3        6.8        13.1            12.2
1994      -5.2        5.7         0.5             0.2
1995       2.2        6.5         8.7             8.9
1996      -0.4        5.8         5.4             5.2
1997       3.6        5.9         9.5             9.3

*Lehman Municipal Bond Index.

See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
------------------------------------------------------------------------------------------------------
         VMBF-High-Yield      Average High-Yield    Lehman Municipal
            Portfolio           Municipal Fund         Bond Index
198708        10000                 10000                10000
198711         9856                  9846                 9918
198802        10599                 10407                10530
198805        10421                 10371                10456
198808        10800                 10677                10688
198811        11183                 10980                10972
198902        11518                 11229                11184
198905        12132                 11667                11660
198908        12274                 11874                11862
198911        12613                 12105                12180
199002        12642                 12195                12331
199005        12862                 12333                12513
199008        12866                 12450                12623
199011        13411                 12772                13118
199102        13737                 12965                13468
199105        14235                 13334                13774
199108        14624                 13708                14111
199111        15026                 13983                14464
199202        15406                 14300                14813
199205        15870                 14656                15126
199208        16498                 15168                15686
199211        16712                 15313                15914
199302        17929                 16136                16851
199305        18018                 16274                16936
199308        18656                 16898                17600
199311        18724                 16997                17677
199402        18902                 17129                17783
199405        18526                 16640                17354
199408        18752                 16911                17632
199411        17592                 16083                16754
199502        19368                 17310                18125
199505        20239                 17983                18941
199508        20381                 18164                19195
199511        21170                 18841                19922
199602        21405                 19072                20128
199605        21081                 18779                19807
199608        21480                 19151                20201
199611        22466                 19834                21093
199702        22527                 20077                21237
199705        22826                 20321                21447
199708        23509                 21004                22070

------------------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED AUGUST 31, 1997
                                              ------------------------------------   FINAL VALUE OF A
                                              1 YEAR      5 YEARS      10 YEARS     $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
High-Yield Portfolio                          9.45%        7.34%         8.92%           $23,509
Average High-Yield Municipal Fund             9.68         6.73          7.70             21,004
Lehman Municipal Bond Index                   9.25         7.07          8.24             22,070
------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                   -------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME   TOTAL
--------------------------------------------------------------------------------------
High-Yield Portfolio             12/27/78   8.15%    7.38%     1.86%    6.97%   8.83%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
Money Market Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------------
Yield                                3.3%
Average Maturity                  44 days
Average Quality                     MIG-1
Expense Ratio                       0.19%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
MIG-1/SP-1                          64.5%
A-1/P-1                             30.0
AAA/AA                               5.0
A                                    0.5
-----------------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------------
Texas                               14.5%
Florida                              7.1
California                           6.8
Michigan                             4.8
Illinois                             4.3
New York                             4.3
Missouri                             4.1
Georgia                              4.0
Alabama                              3.7
Alaska                               3.5
-----------------------------------------------
Top Ten                             57.1%

AVERAGE COUPON. The average interest rate, expressed as a percentage of face value, paid on the bonds held by the portfolio.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by the portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and SP-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a portfolio's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

LARGEST STATE CONCENTRATIONS. An indicator of diversification. The less concentrated a portfolio's holdings of bonds, the less the portfolio will be hurt by any financial problems in a single state or region.

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned by the portfolio over the past 30 days (7 days for money market portfolios) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by the portfolio were held to their maturity dates.

PORTFOLIO PROFILE
Short-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      190
Yield                                3.7%
Yield to Maturity                    3.8%
Average Coupon                       5.2%
Average Maturity                 437 days
Average Quality                       AA+
Average Duration                1.1 years
Expense Ratio                       0.19%
Cash Reserves                        1.0%

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
                    SHORT-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-----------------------------------------
R-Squared                 0.68       1.00
Beta                      0.12       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
AAA                                 68.6%
AA                                  24.8
A                                    4.0
BBB                                  1.1
BB                                   1.5
B                                    --
Not Rated                            --
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        43.5%
1-3 Years                           51.4
3-5 Years                            5.1
Over 5 Years                         --
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
California                          17.1%
New York                             7.5
Massachusetts                        7.0
Texas                                6.0
Illinois                             5.7
Pennsylvania                         5.0
Florida                              4.6
Georgia                              3.7
District of Columbia                 3.4
Ohio                                 3.4
-----------------------------------------
Top Ten                             63.4%

PORTFOLIO PROFILE
Limited-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      241
Yield                                4.1%
Yield to Maturity                    4.2%
Average Coupon                       6.1%
Average Maturity                3.0 years
Average Quality                       AA+
Average Duration                2.6 years
Expense Ratio                       0.19%
Cash Reserves                        0.7%

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
                  LIMITED-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-----------------------------------------
R-Squared                 0.80       1.00
Beta                      0.31       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
AAA                                 57.1%
AA                                  30.5
A                                    6.2
BBB                                  4.0
BB                                   2.2
B                                    --
Not Rated                            --
-----------------------------------------
Total                              100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        10.8%
1-3 Years                           44.8
3-5 Years                           34.2
5-7 Years                            8.3
7-10 Years                           1.9
Over 10 Years                        --
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
New York                            16.4%
California                          10.7
Pennsylvania                         8.8
Texas                                8.4
Massachusetts                        5.6
Michigan                             5.3
Florida                              4.4
Wisconsin                            4.1
Washington                           3.8
Georgia                              3.3
-----------------------------------------
Top Ten                             70.8%

PORTFOLIO PROFILE
Intermediate-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      766
Yield                                4.4%
Yield to Maturity                    4.6%
Average Coupon                       5.8%
Average Maturity                6.6 years
Average Quality                       AA+
Average Duration                5.1 years
Expense Ratio                       0.19%
Cash Reserves                        0.6%

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
             INTERMEDIATE-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-----------------------------------------
R-Squared                 0.97       1.00
Beta                      0.75       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
AAA                                 60.4%
AA                                  23.3
A                                   11.6
BBB                                  4.2
BB                                   0.3
B                                    --
Not Rated                            0.2
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        11.9%
1-3 Years                           11.8
3-5 Years                           18.7
5-7 Years                           21.7
7-10 Years                          19.0
Over 10 Years                       16.9
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
New York                            13.0%
California                          10.0
Texas                                8.2
Pennsylvania                         8.0
New Jersey                           5.7
Illinois                             5.5
Massachusetts                        4.9
Florida                              4.1
Georgia                              3.6
Washington                           3.6
-----------------------------------------
Top Ten                             66.6%

PORTFOLIO PROFILE
Insured Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      248
Yield                                4.9%
Yield to Maturity                    5.0%
Average Coupon                       5.9%
Average Maturity               12.5 years
Average Quality                       AAA
Average Duration                8.1 years
Expense Ratio                       0.19%
Cash Reserves                        1.7%

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
             INSURED LONG-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-----------------------------------------
R-Squared                 0.97       1.00
Beta                      1.19       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
AAA                                 97.6%
AA                                   2.4
A                                    --
BBB                                  --
BB                                   --
B                                    --
Not Rated                            --
-----------------------------------------
Total                              100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         5.7%
1-5 Years                           13.4
5-10 Years                          17.3
10-20 Years                         44.5
20-30 Years                         19.1
Over 30 Years                        --
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
California                          11.0%
Florida                              8.1
Pennsylvania                         8.1
Texas                                7.3
Massachusetts                        7.1
New Jersey                           4.6
Illinois                             4.5
New York                             4.2
Michigan                             4.1
Ohio                                 3.9
-----------------------------------------
Top Ten                             62.9%

PORTFOLIO PROFILE
Long-Term Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      139
Yield                                4.9%
Yield to Maturity                    4.9%
Average Coupon                       6.0%
Average Maturity               12.0 years
Average Quality                       AA+
Average Duration                7.6 years
Expense Ratio                       0.19%
Cash Reserves                        0.5%

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
                     LONG-TERM     LEHMAN
                     PORTFOLIO     INDEX*
-----------------------------------------
R-Squared                 0.98       1.00
Beta                      1.16       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
AAA                                 52.6%
AA                                  18.7
A                                   23.4
BBB                                  5.3
BB                                   --
B                                    --
Not Rated                            --
-----------------------------------------
Total                              100.0%

DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                        11.0%
1-5 Years                           15.0
5-10 Years                          16.4
10-20 Years                         38.6
20-30 Years                         19.0
Over 30 Years                        --
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
New York                            15.4%
California                          13.0
Texas                               11.2
Pennsylvania                         9.4
Massachusetts                        7.6
New Jersey                           6.0
Illinois                             4.7
Ohio                                 3.7
South Carolina                       3.4
Wisconsin                            2.9
-----------------------------------------
Top Ten                             77.3%

PORTFOLIO PROFILE
High-Yield Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

FINANCIAL ATTRIBUTES
-----------------------------------------
Number of Issues                      250
Yield                                5.0%
Yield to Maturity                    5.4%
Average Coupon                       5.9%
Average Maturity               11.6 years
Average Quality                       AA-
Average Duration                7.6 years
Expense Ratio                       0.19%
Cash Reserves                          0%

INVESTMENT FOCUS
-----------------------------------------
[GRAPH]

VOLATILITY MEASURES
-----------------------------------------
                    HIGH-YIELD     LEHMAN
                     PORTFOLIO     INDEX*
-----------------------------------------
R-Squared                 0.97       1.00
Beta                      1.13       1.00

*Lehman Municipal Bond Index.


DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------
AAA                                 54.6%
AA                                   8.3
A                                   14.6
BBB                                 11.6
BB                                   2.8
B                                    --
Not Rated                            8.1
-----------------------------------------
Total                              100.0%


DISTRIBUTION BY MATURITY (% OF PORTFOLIO)
-----------------------------------------
Under 1 Year                         7.3%
1-5 Years                           10.9
5-10 Years                          28.8
10-20 Years                         36.2
20-30 Years                         16.4
Over 30 Years                        0.4
-----------------------------------------
Total                              100.0%

LARGEST STATE CONCENTRATIONS
(% OF TOTAL NET ASSETS)
-----------------------------------------
New York                            13.7%
California                          10.7
Texas                                9.3
Pennsylvania                         9.0
Florida                              8.4
Massachusetts                        7.3
Illinois                             5.1
Michigan                             4.5
Indiana                              3.2
District of Columbia                 3.1
-----------------------------------------
Top Ten                             74.3%

FINANCIAL STATEMENTS
August 31, 1997

The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Municipal Bond Fund Portfolios, and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gains (Losses) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a Portfolio invested in futures contracts during the period, the results of these investments are shown separately.


----------------------------------------------------------------------------------------------------------
                                               MONEY MARKET   SHORT-TERM   LIMITED-TERM  INTERMEDIATE-TERM
                                                  PORTFOLIO    PORTFOLIO      PORTFOLIO          PORTFOLIO
                                               -----------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31, 1997
                                               -----------------------------------------------------------
                                                      (000)        (000)          (000)              (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                        $180,797      $59,725        $84,467           $329,518
                                               -----------------------------------------------------------
      Total Income                                  180,797       59,725         84,467            329,518
                                               -----------------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                      735          217            269                925
      Management and Administrative                   6,664        1,913          2,509              9,031
      Marketing and Distribution                      1,567          470            497              1,441
   Taxes (other than income taxes)                      323           90            129                434
   Custodian Fees                                       100           26             32                 99
   Auditing Fees                                         10            7              8                 11
   Shareholders' Reports                                 90           33             48                163
   Annual Meeting and Proxy Costs                         8            3              4                 14
   Directors' Fees and Expenses                          11            3              4                 15
                                               -----------------------------------------------------------
      Total Expenses                                  9,508        2,762          3,500             12,133
      Expenses Paid Indirectly--Note C                 (100)         (34)           (96)              (397)
                                               -----------------------------------------------------------
      Net Expenses                                    9,408        2,728          3,404             11,736
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                               171,389       56,997         81,063            317,782
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                           132          592            970              9,488
   Futures Contracts                                     --           --          1,411             (4,325)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                       132          592          2,381              5,163
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)
   Investment Securities                                 --        2,384          9,835            106,226
   Futures Contracts                                     --           --          2,619             10,516
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                                        --        2,384         12,454            116,742
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                 $171,521      $59,973        $95,898           $439,687
==========================================================================================================

----------------------------------------------------------------------------------------------------------
                                                       INSURED LONG-TERM      LONG-TERM         HIGH-YIELD
                                                               PORTFOLIO      PORTFOLIO          PORTFOLIO
                                                      ----------------------------------------------------
                                                                       YEAR ENDED AUGUST 31, 1997
                                                      ----------------------------------------------------
                                                                   (000)          (000)              (000)
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                     $111,546      $  64,496           $119,410
                                                      ----------------------------------------------------
      Total Income                                               111,546         64,496            119,410
                                                      ----------------------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                   293            171                307
      Management and Administrative                                2,917           1724              3,021
      Marketing and Distribution                                     381            236                448
   Taxes (other than income taxes)                                   126             72                133
   Custodian Fees                                                     34             21                 33
   Auditing Fees                                                       8              7                  8
   Shareholders' Reports                                              51             25                 55
   Annual Meeting and Proxy Costs                                      4              3                  5
   Directors' Fees and Expenses                                        4              3                  5
                                                      ----------------------------------------------------
      Total Expenses                                               3,818          2,262              4,015
      Expenses Paid Indirectly--Note C                              (130)           (89)              (127)
                                                      ----------------------------------------------------
      Net Expenses                                                 3,688          2,173              3,888
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            107,858         62,323            115,522
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                     12,355          2,928             14,567
   Futures Contracts                                              (4,617)           (54)            (4,642)
----------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                  7,738          2,874              9,925
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                          55,180         38,537             62,449
   Futures Contracts                                                (497)         1,240                934
----------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                  54,683         39,777             63,383
----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $170,279       $104,974           $188,830
==========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

------------------------------------------------------------------------------------------------------
                                                     MONEY MARKET                    SHORT-TERM
                                                       PORTFOLIO                     PORTFOLIO
                                             ---------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                             ---------------------------------------------------------
                                                    1997           1996           1997            1996
                                                   (000)          (000)          (000)           (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                     $   171,389    $   147,299   $     56,997    $     55,604
   Realized Net Gain (Loss)                          132            (75)           592             544
   Change in Unrealized Appreciation
      (Depreciation)                                  --             --          2,384          (5,277)
                                             ---------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations               171,521        147,224         59,973          50,871
                                             ---------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                        (171,389)      (147,299)       (56,997)        (55,604)
   Realized Capital Gain                              --             --           (392)             --
                                             ---------------------------------------------------------
      Total Distributions                       (171,389)      (147,299)       (57,389)        (55,604)
                                             ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                      5,660,032      5,021,926        732,007         693,673
   Issued in Lieu of Cash Distributions          159,979        136,322         48,457          46,966
   Redeemed                                   (5,099,054)    (4,699,545)      (775,966)       (721,263)
                                             ---------------------------------------------------------
      Net Increase (Decrease) from
      Capital Share Transactions                 720,957        458,703          4,498          19,376
------------------------------------------------------------------------------------------------------
   Total Increase                                721,089        458,628          7,082          14,643
------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                           4,624,323      4,165,695      1,456,652       1,442,009
                                             ---------------------------------------------------------
   End of Year                                $5,345,412     $4,624,323     $1,463,734      $1,456,652
======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                      5,660,032      5,021,926         47,037          44,518
   Issued in Lieu of Cash Distributions          159,979        136,322          3,113           3,015
   Redeemed                                   (5,099,054)    (4,699,545)       (49,869)        (46,293)
                                             ---------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                      720,957        458,703            281           1,240
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                       LIMITED-TERM                INTERMEDIATE-TERM
                                                         PORTFOLIO                     PORTFOLIO
                                             ---------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                             ---------------------------------------------------------
                                                    1997           1996           1997            1996
                                                   (000)          (000)          (000)           (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                    $     81,063   $     77,395    $   317,782     $   293,878
   Realized Net Gain (Loss)                        2,381            798          5,163          13,206
   Change in Unrealized Appreciation
      (Depreciation)                              12,454        (16,247)       116,742         (62,542)
                                             ---------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations                95,898         61,946        439,687         244,542
                                             ---------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                         (81,063)       (77,395)      (317,782)       (293,878)
   Realized Capital Gain                              --             --         (1,435)         (3,701)
                                             ---------------------------------------------------------
      Total Distributions                        (81,063)       (77,395)      (319,217)       (297,579)
                                             ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                        672,438        638,324      1,549,834       1,405,307
   Issued in Lieu of Cash Distributions           63,785         61,604        236,107         221,318
   Redeemed                                     (582,527)      (592,463)    (1,175,502)     (1,095,077)
                                             ---------------------------------------------------------
      Net Increase (Decrease) from
         Capital Share Transactions              153,696        107,465        610,439         531,548
------------------------------------------------------------------------------------------------------
   Total Increase                                168,531         92,016        730,909         478,511
------------------------------------------------------------------------------------------------------
Net Assets
   Beginning of Year                           1,760,575      1,668,559      5,926,772       5,448,261
                                             ---------------------------------------------------------
   End of Year                                $1,929,106     $1,760,575     $6,657,681      $5,926,772
======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                         62,932         59,690        117,359         106,500
   Issued in Lieu of Cash Distributions            5,970          5,763         17,869          16,790
   Redeemed                                      (54,564)       (55,453)       (89,141)        (83,215)
                                             ---------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                       14,338         10,000         46,087          40,075
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                     INSURED LONG-TERM                 LONG-TERM
                                                         PORTFOLIO                     PORTFOLIO
                                             ---------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                                             ---------------------------------------------------------
                                                    1997           1996           1997            1996
                                                   (000)          (000)          (000)           (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                     $   107,858    $   107,194   $     62,323    $     59,677
   Realized Net Gain (Loss)                        7,738          8,635          2,874           7,348
   Change in Unrealized Appreciation
      (Depreciation)                              54,683         (6,137)        39,777          (3,601)
                                             ---------------------------------------------------------
      Net Increase in Net Assets
         Resulting from Operations               170,279        109,692        104,974          63,424
                                             ---------------------------------------------------------
DISTRIBUTIONS
   Net Investment Income                        (107,858)      (107,194)       (62,323)        (59,677)
   Realized Capital Gain                         (11,310)            --         (2,409)             --
                                             ---------------------------------------------------------
      Total Distributions                       (119,168)      (107,194)       (64,732)        (59,677)
                                             ---------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                        265,675        246,307        221,419         211,755
   Issued in Lieu of Cash Distributions           76,210         67,724         44,013          40,407
   Redeemed                                     (305,317)      (315,459)      (194,173)       (199,825)
                                             ---------------------------------------------------------
      Net Increase (Decrease) from
         Capital Share Transactions               36,568         (1,428)        71,259          52,337
------------------------------------------------------------------------------------------------------
   Total Increase                                 87,679          1,070        111,501          56,084
------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                           1,936,378      1,935,308      1,110,204       1,054,120
                                             ---------------------------------------------------------
   End of Year                                $2,024,057     $1,936,378     $1,221,705      $1,110,204
======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                         21,609         20,072         20,226          19,545
   Issued in Lieu of Cash Distributions            6,179          5,518          4,015           3,730
   Redeemed                                      (24,797)       (25,747)       (17,737)        (18,472)
                                             ---------------------------------------------------------
      Net Increase (Decrease) in
         Shares Outstanding                        2,991           (157)         6,504           4,803
======================================================================================================

------------------------------------------------------------------------------------------------------
                                                                                  HIGH-YIELD
                                                                                   PORTFOLIO
                                                                         -----------------------------
                                                                             YEAR ENDED AUGUST 31,
                                                                         -----------------------------
                                                                                  1997            1996
                                                                                 (000)           (000)
------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                                   $   115,522     $   110,515
   Realized Net Gain (Loss)                                                      9,925           8,831
   Change in Unrealized Appreciation (Depreciation)                             63,383         (18,871)
                                                                         -----------------------------
      Net Increase in Net Assets Resulting from Operations                     188,830         100,475
                                                                         -----------------------------
DISTRIBUTIONS
   Net Investment Income                                                      (115,522)       (110,515)
   Realized Capital Gain                                                            --              --
                                                                         -----------------------------
      Total Distributions                                                     (115,522)       (110,515)
                                                                         -----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                                      480,518         472,524
   Issued in Lieu of Cash Distributions                                         77,020          74,934
   Redeemed                                                                   (422,965)       (417,820)
                                                                         -----------------------------
      Net Increase (Decrease) from Capital Share Transactions                  134,573         129,638
------------------------------------------------------------------------------------------------------
   Total Increase                                                              207,881         119,598
------------------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                                         1,984,763       1,865,165
                                                                         -----------------------------
   End of Year                                                              $2,192,644      $1,984,763
======================================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                                       45,326          44,918
   Issued in Lieu of Cash Distributions                                          7,255           7,127
   Redeemed                                                                    (39,946)        (39,852)
                                                                         -----------------------------
      Net Increase (Decrease) in Shares Outstanding                             12,635          12,193
======================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Money market portfolios are not required to report a Portfolio Turnover Rate.


----------------------------------------------------------------------------------------------------------------------------
                                                                                   MONEY MARKET PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994           1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $1.00       $1.00       $1.00       $1.00          $1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .034        .034        .036        .024           .025
   Net Realized and Unrealized Gain (Loss) on Investments             --          --          --          --             --
                                                                  ----------------------------------------------------------
      Total from Investment Operations                              .034        .034        .036        .024           .025
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.034)      (.034)      (.036)      (.024)         (.025)
   Distributions from Realized Capital Gains                          --          --          --          --             --
                                                                  ----------------------------------------------------------
   Total Distributions                                             (.034)      (.034)      (.036)      (.024)         (.025)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $1.00       $1.00       $1.00       $1.00          $1.00
============================================================================================================================

TOTAL RETURN                                                       3.47%       3.48%       3.63%       2.43%          2.51%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $5,345      $4,624      $4,166      $4,164         $3,538
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.20%       0.22%       0.20%          0.20%
   Ratio of Net Investment Income to Average Net Assets            3.41%       3.42%       3.56%       2.41%          2.48%
   Portfolio Turnover Rate                                           N/A         N/A         N/A         N/A            N/A
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                    SHORT-TERM PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994           1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $15.54      $15.59      $15.46      $15.63         $15.64
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .610        .609        .600        .534           .609
   Net Realized and Unrealized Gain (Loss) on Investments           .034       (.050)       .131       (.150)          .033
                                                                  ----------------------------------------------------------
      Total from Investment Operations                              .644        .559        .731        .384           .642
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.610)      (.609)      (.600)      (.534)         (.609)
   Distributions from Realized Capital Gains                       (.004)         --       (.001)      (.020)         (.043)
                                                                  ----------------------------------------------------------
      Total Distributions                                          (.614)      (.609)      (.601)      (.554)         (.652)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $15.57      $15.54      $15.59      $15.46         $15.63
============================================================================================================================

TOTAL RETURN                                                       4.22%       3.64%       4.83%       2.49%          4.18%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $1,464      $1,457      $1,442      $1,561         $1,329
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.20%       0.22%       0.20%          0.20%
   Ratio of Net Investment Income to Average Net Assets            3.91%       3.90%       3.88%       3.42%          3.88%
   Portfolio Turnover Rate                                           34%         33%         32%         27%            46%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                   LIMITED-TERM PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994           1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.62      $10.71      $10.57      $10.80         $10.64
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .476        .483        .476        .454           .485
   Net Realized and Unrealized Gain (Loss) on Investments           .090       (.090)       .140       (.208)          .209
                                                                  ----------------------------------------------------------
      Total from Investment Operations                              .566        .393        .616        .246           .694
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.476)      (.483)      (.476)      (.454)         (.485)
   Distributions from Realized Capital Gains                          --          --          --       (.022)         (.049)
                                                                  ----------------------------------------------------------
      Total Distributions                                          (.476)      (.483)      (.476)      (.476)         (.534)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.71      $10.62      $10.71      $10.57         $10.80
============================================================================================================================

TOTAL RETURN                                                       5.44%       3.73%       5.99%       2.31%          6.68%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $1,929      $1,761      $1,669      $1,814         $1,625
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.21%       0.22%       0.20%          0.20%
   Ratio of Net Investment Income to Average Net Assets            4.46%       4.51%       4.51%       4.24%          4.50%
   Portfolio Turnover Rate                                           28%         27%         35%         21%            20%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                                 INTERMEDIATE-TERM PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  ----------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994           1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $13.04      $13.14      $13.02      $13.45         $12.85
INVESTMENT OPERATIONS
   Net Investment Income                                            .669        .671        .686        .683           .710
   Net Realized and Unrealized Gain (Loss) on Investments           .263       (.091)       .278       (.354)          .721
                                                                  ----------------------------------------------------------
      Total from Investment Operations                              .932        .580        .964        .329          1.431
                                                                  ----------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.669)      (.671)      (.686)      (.683)         (.710)
   Distributions from Realized Capital Gains                       (.003)      (.009)      (.158)      (.076)         (.121)
                                                                  ----------------------------------------------------------
      Total Distributions                                          (.672)      (.680)      (.844)      (.759)         (.831)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $13.30      $13.04      $13.14      $13.02         $13.45
============================================================================================================================

TOTAL RETURN                                                       7.31%       4.47%       7.82%       2.49%         11.54%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $6,658      $5,927      $5,448      $5,068         $4,945
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.20%       0.22%       0.20%          0.20%
   Ratio of Net Investment Income to Average Net Assets            5.07%       5.09%       5.35%       5.15%          5.41%
   Portfolio Turnover Rate                                           15%         14%         12%         18%            15%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                 INSURED LONG-TERM PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      $12.14      $12.12      $11.98      $12.89      $12.28
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .674        .670        .684        .699        .718
   Net Realized and Unrealized Gain (Loss) on Investments           .382        .020        .313       (.734)       .813
                                                                  -------------------------------------------------------
      Total from Investment Operations                             1.056        .690        .997       (.035)      1.531
                                                                  -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.674)      (.670)      (.684)      (.699)      (.718)
   Distributions from Realized Capital Gains                       (.072)         --       (.173)      (.176)      (.203)
                                                                  -------------------------------------------------------
      Total Distributions                                          (.746)      (.670)      (.857)      (.875)      (.921)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $12.45      $12.14      $12.12      $11.98      $12.89
=========================================================================================================================

TOTAL RETURN                                                       8.93%       5.77%       8.88%      -0.32%      13.06%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $2,024      $1,936      $1,935      $1,938      $2,194
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.20%       0.22%       0.20%       0.20%
   Ratio of Net Investment Income to Average Net Assets            5.47%       5.46%       5.82%       5.62%       5.77%
   Portfolio Turnover Rate                                           18%         18%          7%         16%         30%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                     LONG-TERM PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.73      $10.68      $10.58      $11.38      $10.95
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .588        .591        .608        .609        .640
   Net Realized and Unrealized Gain (Loss) on Investments           .403        .050        .256       (.595)       .715
                                                                  -------------------------------------------------------
      Total from Investment Operations                              .991        .641        .864        .014       1.355
                                                                  -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.588)      (.591)      (.608)      (.609)      (.640)
   Distributions from Realized Capital Gains                       (.023)         --       (.156)      (.205)      (.285)
                                                                  -------------------------------------------------------
      Total Distributions                                          (.611)      (.591)      (.764)      (.814)      (.925)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $11.11      $10.73      $10.68      $10.58      $11.38
=========================================================================================================================

TOTAL RETURN                                                       9.46%       6.08%       8.74%       0.08%      13.09%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $1,222      $1,110      $1,054      $1,001      $1,131
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.20%       0.23%       0.20%       0.20%
   Ratio of Net Investment Income to Average Net Assets            5.37%       5.45%       5.87%       5.56%       5.81%
   Portfolio Turnover Rate                                            9%         26%         35%         45%         36%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                    HIGH-YIELD PORTFOLIO
                                                                                    YEAR ENDED AUGUST 31,
                                                                  -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                        1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.39      $10.43      $10.39      $11.17      $10.76
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                            .589        .594        .625        .626        .669
   Net Realized and Unrealized Gain (Loss) on Investments           .370       (.040)       .213       (.566)       .664
                                                                  -------------------------------------------------------
      Total from Investment Operations                              .959        .554        .838        .060       1.333
                                                                  -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                            (.589)      (.594)      (.625)      (.626)      (.669)
   Distributions from Realized Capital Gains                          --          --       (.173)      (.214)      (.254)
                                                                  -------------------------------------------------------
      Total Distributions                                          (.589)      (.594)      (.798)      (.840)      (.923)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.76      $10.39      $10.43      $10.39      $11.17
=========================================================================================================================

TOTAL RETURN                                                       9.45%       5.39%       8.69%       0.52%      13.08%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                             $2,193      $1,985      $1,865      $1,781      $1,931
   Ratio of Total Expenses to Average Net Assets                   0.19%       0.20%       0.22%       0.20%       0.20%
   Ratio of Net Investment Income to Average Net Assets            5.56%       5.66%       6.15%       5.83%       6.15%
   Portfolio Turnover Rate                                           27%         19%         33%         50%         34%
-------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard Municipal Bond Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund, and comprises the Money Market, Short-Term, Limited-Term, Intermediate-Term, Insured Long-Term, Long-Term, and High-Yield Portfolios. Each Portfolio invests in debt instruments of many municipal issuers; the issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Money Market Portfolio: Investment securities are valued at amortized cost, which approximates market value. Other Portfolios:
Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

    2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. FUTURES CONTRACTS: Each Portfolio, except the Money Market Portfolio, may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The Portfolios may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market.

    Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the values of futures contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

    4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

    5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At August 31, 1997, the Fund had contributed capital aggregating $1,444,000 to Vanguard (included in Other Assets), representing 7.2% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

C. The Fund's investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the noninterest-bearing custody account. For the year ended August 31, 1997, directed brokerage and custodian fee offset arrangements reduced expenses by:

         -----------------------------------------------------------------------
                                      EXPENSE REDUCTION
                                            (000)
                               -------------------------------  TOTAL EXPENSE
                                                                REDUCTION AS A
                                   DIRECTED       CUSTODIAN   PERCENT OF AVERAGE
         PORTFOLIO                BROKERAGE          FEES         NET ASSETS
         -----------------------------------------------------------------------
         Money Market                 --            $100             --
         Short-Term               $    8              26             --
         Limited-Term                 64              32             0.01%
         Intermediate-Term           298              99             0.01
         Insured Long-Term            96              34             0.01
         Long-Term                    68              21             0.01
         High-Yield                   94              33             0.01
         -----------------------------------------------------------------------

D. During the year ended August 31, 1997, purchases and sales of investment securities other than temporary cash investments were:

         -----------------------------------------------------------------------
                                                            (000)
                                               ---------------------------------
         PORTFOLIO                                PURCHASES         SALES
         -----------------------------------------------------------------------
         Short-Term                             $   495,483       $298,029
         Limited-Term                               864,560        470,377
         Intermediate-Term                        1,551,124        816,538
         Insured Long-Term                          468,530        341,487
         Long-Term                                  233,266         91,340
         High-Yield                                 859,937        506,276
         -----------------------------------------------------------------------

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. For federal income tax purposes, the Portfolios had the following capital gains available for distribution at August 31, 1997, or capital losses available to offset future capital gains:

         -----------------------------------------------------------------------
                                                         CAPITAL LOSS
                                                 -------------------------------
                                CAPITAL GAINS                     EXPIRATION
                                 AVAILABLE FOR                  FISCAL YEAR(S)
                                 DISTRIBUTION       AMOUNT          ENDING
         PORTFOLIO                   (000)          (000)         AUGUST 31
         -----------------------------------------------------------------------
         Money Market                   --         $  634        2002-2004
         Short-Term               $    532             --               --
         Limited-Term                   --          2,143             2004
         Intermediate-Term          27,340             --               --
         Insured Long-Term          13,299             --               --
         Long-Term                   6,521             --               --
         High-Yield                 10,842             --               --
         -----------------------------------------------------------------------

The High-Yield Portfolio used a capital loss carryforward of $8,112,000 to offset taxable capital gains realized during the year ended August 31, 1997, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At August 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

         -----------------------------------------------------------------------
                                                    (000)
                                ------------------------------------------------
                                                                     NET
                                 APPRECIATED     DEPRECIATED      UNREALIZED
         PORTFOLIO                SECURITIES      SECURITIES     APPRECIATION
         -----------------------------------------------------------------------
         Short-Term             $    5,782       $   (168)      $    5,614
         Limited-Term               20,049           (865)          19,184
         Intermediate-Term         313,912           (877)         313,035
         Insured Long-Term         173,278         (1,165)         172,113
         Long-Term                  99,127           (519)          98,608
         High-Yield                153,013        (31,888)         121,125
         -----------------------------------------------------------------------

    At August 31, 1997, the aggregate settlement value of open futures contracts expiring through December 1997 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                            (000)
                                                --------------------------------
                                                  AGGREGATE       UNREALIZED
                                  NUMBER OF       SETTLEMENT     APPRECIATION
PORTFOLIO/FUTURES CONTRACTS    SHORT CONTRACTS      VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
Limited-Term/
  5-Year U.S. Treasury Note           275        $  29,270        $   153
Intermediate-Term/
  U.S. Treasury Note                6,298          685,596          1,661
Insured Long-Term/
  U.S. Treasury Bond                2,047          231,183          (497)
Long-Term/
  U.S. Treasury Note                  623           70,360          (250)
High-Yield/
  U.S. Treasury Bond                2,211          249,705          (728)
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

JOHN C. BOGLE

Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN

President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN

Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BURTON G. MALKIEL

Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR.

Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL

President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.

Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON

Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY

Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND

Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST

Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON

Managing Director, Legal Department.

ROBERT A. DISTEFANO

Managing Director, Information Technology.

JAMES H. GATELY

Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH

Managing Director, Human Resources.

IAN A. MACKINNON

Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III

Managing Director, Institutional Investor Group.

MICHAEL S. MILLER

Managing Director, Planning and Development.

RALPH K. PACKARD

Managing Director and Chief Financial Officer.

GEORGE U. SAUTER

Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
  is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

[PHOTO]

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

Q950-8/97 | (C) 1997 Vanguard Marketing Corporation, Distributor

VANGUARD MUNICIPAL BOND FUND
FINANCIAL STATEMENTS
August 31, 1997

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, all of which appear in the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's municipal bond holdings by state, including each security's market value on the last day of the reporting period and information on credit enhancements such as insurance or letters of credit. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.



CONTENTS

Money Market Portfolio ..........    1
Short-Term Portfolio ............    9
Limited-Term Portfolio ..........   14
Intermediate-Term Portfolio .....   20
Insured Long-Term Portfolio .....   34
Long-Term Portfolio .............   41
High-Yield Portfolio ............   45
Key to Abbreviations ............   51
Report of Independent Accountants   52

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.8%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (3.7%)
Alabama Special Care Fac. Finance Auth. of the
   City of Montgomery Hosp. Rev. VRDO                                    3.30%     9/3/97 (3)       $ 21,400     $ 21,400
Birmingham AL GO VRDO                                                    3.30%     9/3/97 (2)LOC      31,800       31,800
Birmingham AL GO VRDO                                                    3.35%     9/4/97 LOC         15,800       15,800
Birmingham AL GO VRDO                                                    3.40%     9/3/97 LOC         28,900       28,900
Huntsville AL Health Care Auth.VRDO                                      3.30%     9/4/97 (1)         28,300       28,300
McIntosh AL IDR PCR VRDO (Ciba-Geigy Corp. Project)                      3.30%     9/3/97 LOC         25,000       25,000
McIntosh AL IDR PCR VRDO (Ciba-Geigy Corp. Project)                      3.75%     9/3/97 LOC         12,100       12,100
Mobile AL IDR VRDO (Kimberly-Clark Tissue Co. Project)                   3.30%     9/3/97             33,550       33,550
                                                                                                                -----------
                                                                                                                  196,850
                                                                                                                -----------
ALASKA (3.5%)
Alaska Housing Finance Corp. VRDO                                        3.30%     9/3/97             94,000       94,000
Alaska Housing Finance Corp. VRDO                                        3.35%     9/3/97             23,900       23,900
Anchorage AK Electric Util. Rev. VRDO (Muni. Light & Power)              3.35%     9/3/97 LOC         18,000       18,000
Anchorage AK TAN                                                         4.00%   12/17/97             12,000       12,016

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                  3.75%     9/3/97          $  10,000    $  10,000
Valdez AK Marine Terminal VRDO (Mobile Pipeline Co. Project)             3.30%     9/3/97             28,350       28,350
                                                                                                                -----------
                                                                                                                  186,266
                                                                                                                -----------
ARIZONA (1.0%)
Arizona Health Fac. Auth. VRDO (Samaritan Health Services)               3.30%     9/4/97 (3)         26,760       26,760
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)          3.70%     9/3/97 LOC         11,900       11,900
Scottsdale AZ IDA Hosp. Rev. VRDO
   (Scottsdale Memorial Health System)                                   3.25%     9/3/97 (2)         13,500       13,500
                                                                                                                -----------
                                                                                                                   52,160
                                                                                                                -----------
CALIFORNIA (6.8%)
Alameda-Contra Costa CA School Financing Auth. COP
   (Capital Improvement Financing Pooled Project)                        3.10%     9/4/97 LOC         14,590       14,590
California GO CP                                                         3.80%   10/16/97             35,200       35,200
California Higher Educ. Loan Auth. Student Loan Rev. PUT                 3.95%     5/1/98 LOC         49,300       49,300
California Higher Educ. Loan Auth. Student Loan Rev. PUT                 4.00%     7/1/98 LOC         16,000       16,000
California Higher Educ. Loan Auth. Student Loan Rev. VRDO                3.30%     9/3/97 LOC          9,650        9,650
Contra Costa County CA                                                   4.50%     7/1/98             20,000       20,106
Los Angeles City CA TRAN                                                 4.50%    6/30/98             24,000       24,119
Los Angeles CA Unified School Dist. TRAN                                 4.50%    9/30/97             20,800       20,813
Los Angeles County CA Capital Asset Lease CP                             3.80%    9/12/97 LOC         25,000       25,000
Los Angeles County CA Metro Transp. Auth. CP                            3.875%     9/4/97 LOC         31,720       31,720
Riverside County CA VRDO (Public County Fac. Project)                    3.10%     9/9/97 LOC          4,900        4,900
Sacramento County CA TRAN                                                4.50%    9/30/97             27,115       27,132
San Diego CA Area Local Govt. COP Pooled TRAN                            4.75%    10/1/97             13,000       13,010
San Diego CA Unified School Dist. TRAN                                   4.75%    10/1/97             14,400       14,413
San Diego County CA TRAN                                                4.375%    9/30/97 LOC         33,500       33,518
San Francisco City & County CA TRAN                                      4.50%    10/8/97             10,000       10,007
Stanislaus CA TRAN                                                       4.50%     7/9/98             14,000       14,068
                                                                                                                -----------
                                                                                                                  363,546
                                                                                                                -----------
COLORADO (1.3%)
Colorado TRAN                                                            4.50%    6/26/98             31,000       31,161
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)                 3.25%     9/3/97              6,600        6,600
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)                 3.30%     9/3/97             12,000       12,000
Colorado Health Fac. Auth. Rev. VRDO (Sisters of Charity)                3.35%     9/4/97              5,300        5,300
Moffat County CO PCR VRDO (PacifiCorp Project)                           3.75%     9/3/97 (2)         13,805       13,805
                                                                                                                -----------
                                                                                                                   68,866
                                                                                                                -----------
CONNECTICUT (0.1%)
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         4.80%     9/1/97              6,350        6,350
                                                                                                                -----------
DISTRICT OF COLUMBIA (0.6%)
District of Columbia VRDO (George Washington Univ.)                      3.60%     9/3/97 LOC         31,500       31,500
                                                                                                                -----------

FLORIDA (7.1%)
Dade County FL Water & Sewer System Rev. TOB VRDO (Eagle Trust)          3.41%     9/4/97 (3)         24,000       24,000
Dade County FL Water & Sewer System Rev. VRDO                            3.25%     9/3/97 (3)         48,319       48,319
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)                 5.00%     7/1/98              7,015        7,080
Florida State Muni. Power Agency VRDO (Stanton Project)                  3.35%     9/4/97 (1)         24,195       24,195
Gulf Breeze FL Local Govt. Loan Program VRDO                             3.30%     9/4/97 (3)         39,365       39,365
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         3.65%     9/3/97              5,320        5,320
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         3.75%     9/3/97              9,400        9,400
Jacksonville FL Electric Auth. System                                    3.75%    9/10/97              9,000        9,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.70%   10/14/97             28,500       28,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.70%   11/10/97             20,500       20,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.80%   12/15/97             21,500       21,500
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.85%    9/17/97              7,000        7,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.85%   11/18/97             31,000       31,000
Lee County FL Hosp. Board CP (Lee Memorial Hosp. Project)                3.85%   12/18/97             30,505       30,505
Orange County FL Health Fac. Auth. VRDO
   (Adventist Health System/Sunbelt)                                     3.30%     9/4/97 LOC         36,200       36,200
Pinellas County FL Water Rev. Refunding                                  4.50%    10/1/97 (2)          7,185        7,189

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
St. Lucie County FL PCR CP (Florida Power & Light Co.)                   3.80%    9/18/97          $   3,700     $  3,700
Sunshine State FL Govt. Financing Comm. CP                               3.70%   10/23/97 LOC         17,200       17,200
West Orange FL Memorial Hosp. Tax Dist. Rev. CP                          3.75%     9/8/97 LOC          9,500        9,500
                                                                                                                -----------
                                                                                                                  379,473
                                                                                                                -----------
GEORGIA (4.0%)
Burke County GA Dev. Auth. PCR (Oglethorpe Power Corp.)                  3.60%    12/1/97 (2)         20,000       20,000
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.25%     9/3/97 (3)         53,820       53,820
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.25%     9/3/97 (3)         34,900       34,900
Dekalb County GA TAN                                                     4.00%   12/31/97             20,000       20,030
Macon-Bibb County GA Hosp. Auth. Rev. VRDO
   (Medical Center of Central Georgia)                                   3.40%     9/3/97 LOC          5,000        5,000
Muni. Electric Auth. of Georgia CP (Subordinate Bonds Project)           3.75%   10/21/97 LOC         25,000       25,000
Muni. Electric Auth. of Georgia General Resolution CP                    3.75%   10/21/97 LOC          7,385        7,385
Muni. Electric Auth. of Georgia VRDO (Sublien Bonds Project)             3.35%     9/3/97 LOC          4,600        4,600
Muni. Gas Auth. of Georgia VRDO (Agency Project)                         3.30%     9/3/97 LOC         43,500       43,500
                                                                                                                -----------
                                                                                                                  214,235
                                                                                                                -----------
HAWAII (0.8%)
Hawaii GO                                                                4.50%     1/1/98              5,000        5,009
Hawaii GO                                                                5.00%    11/1/97              4,000        4,007
Honolulu HI City & County CP                                             3.55%     9/9/97             25,600       25,600
Honolulu HI City & County CP                                             3.80%    9/10/97              4,000        4,000
Honolulu HI City & County CP                                             3.90%    9/12/97              4,100        4,100
                                                                                                                -----------
                                                                                                                   42,716
                                                                                                                -----------
IDAHO (0.5%)
Idaho TAN                                                               4.625%    6/30/98             25,000       25,149
                                                                                                                -----------
ILLINOIS (4.3%)
Chicago IL Water Rev.                                                    4.70%    11/1/97 (2)          3,250        3,254
Cook County IL                                                           4.75%   11/15/97 (3)          5,000        5,009
Illinois Dev. Finance Auth. PCR VRDO (Illinois Power Co. Project)        3.30%     9/3/97 LOC         13,900       13,900
Illinois Educ. Fac. VRDO (Depaul Univ.)                                  3.35%     9/3/97 LOC         33,600       33,600
Illinois GO                                                             5.125%    12/1/97 (3)         20,000       20,073
Illinois Health Fac. Auth. PUT (Evanston Hosp. Corp.)                    3.75%    1/15/98             17,000       17,000
Illinois Heatlh Fac. Auth. VRDO (Franscican Sisters Health Care Corp.)   3.30%     9/3/97 LOC         27,000       27,000
Illinois Health Fac. Auth. VRDO (Hosp. Sisters Service)                  3.30%     9/3/97 (1)         23,700       23,700
Illinois Health Fac. Auth. VRDO (Pooled Finance)                         3.30%     9/3/97 LOC          6,000        6,000
Illinois Health Fac. Auth. VRDO (Swedish Covenant Hosp.)                 3.30%     9/3/97 (2)         34,500       34,500
Illinois Health Fac. Auth. VRDO (Univ. of Chicago Hosp. Project)         3.30%     9/3/97 (1)         21,000       21,000
Illinois Toll Highway Auth. VRDO                                         3.25%     9/3/97 (1)LOC      12,580       12,580
Schaumburg IL VRDO                                                       3.40%     9/3/97             10,800       10,800
                                                                                                                -----------
                                                                                                                  228,416
                                                                                                                -----------
INDIANA (1.6%)
Hammond City IN PCR VRDO (Amoco Oil Co. Project)                         3.70%     9/3/97              9,390        9,390
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame Du Lac Project)       3.20%     9/4/97             15,400       15,400
Indiana Health Fac. Finance Auth. Hosp. Rev. VRDO
   (Clarian Health Partners)                                             3.30%     9/3/97             31,400       31,400
Mt. Vernon IN PCR PUT (Southern Indiana Gas & Electric)                  4.05%     5/1/98             12,000       12,027
Petersburg IN PCR CP (Indianapolis Power & Light Co.)                    3.60%    9/11/97             11,000       11,000
Rockport City IN PCR VRDO (AEP Generating Co. Project)                   3.75%     9/3/97 (2)          5,100        5,100
                                                                                                                -----------
                                                                                                                   84,317
                                                                                                                -----------
KANSAS (0.4%)
Burlington KS PCR CP (Kansas City Power & Light)                         3.60%     9/9/97 LOC         12,000       12,000
Overland Park KS Muni. Temp Notes                                        4.25%     4/1/98             10,900       10,931
                                                                                                                -----------
                                                                                                                   22,931
                                                                                                                -----------
KENTUCKY (2.2%)
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Baptist Healthcare System Obligation Group)                          3.30%     9/3/97 LOC         82,000       82,000
Kentucky Econ. Dev. Finance Auth. Hosp. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.30%     9/3/97             30,900       30,900
Trimble County KY PCR (Louisville Gas & Electric Project)                3.60%     9/8/97              2,500        2,500
                                                                                                                -----------
                                                                                                                  115,400
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
LOUISIANA (1.9%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.70%     9/3/97          $   2,800     $  2,800
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.75%   10/24/97 (4)         15,500       15,500
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.80%    9/10/97 (4)         12,600       12,600
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.90%    9/12/97 (4)         11,400       11,400
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.90%    9/24/97 (4)          5,760        5,760
Louisiana Public Fac. Auth. Hosp. Rev. CP
   (Our Lady of the Lake Regional Medical Center)                        3.95%    9/24/97 (4)         20,000       20,000
Louisiana Public Fac. Auth. Rev. CP (Sisters of Charity)                 3.80%    9/12/97              9,000        9,000
Louisiana Public Fac. Auth. Rev. VRDO (Sisters of Charity)               3.30%     9/3/97             24,600       24,600
                                                                                                                -----------
                                                                                                                  101,660
                                                                                                                -----------
MAINE (0.4%)
Maine Health & Higher Educ. Fac. Auth. VRDO (Bowdoin College)            3.30%     9/3/97 LOC         13,500       13,500
Maine Muni. Bond Bank                                                   4.125%    11/1/97             10,000       10,004
                                                                                                                -----------
                                                                                                                   23,504
                                                                                                                -----------
MARYLAND (0.8%)
Montgomery MD Consolidated BAN CP                                        3.55%     9/9/97             15,000       15,000
Washington MD Suburban Sanitation Dist. BAN VRDO                         3.35%     9/3/97             25,800       25,800
                                                                                                                -----------
                                                                                                                   40,800
                                                                                                                -----------
MASSACHUSETTS (0.7%)
Massachusetts GO VRDO                                                    3.25%     9/4/97             39,500       39,500
                                                                                                                -----------
MICHIGAN (4.8%)
Detroit MI City School Dist. State School Aid                            4.50%     5/1/98             30,000       30,116
Michigan GO Notes                                                        4.50%    9/30/97             91,700       91,773
Michigan Housing Dev. Auth. Rental Rev. VRDO                             3.30%     9/3/97 LOC         37,700       37,700
Michigan State Hosp. Finance Auth. VRDO
   (Daughters of Charity-Providence Hosp.)                               3.30%     9/3/97             26,850       26,850
Oakland County MI Econ. Dev. Corp. VRDO (Cranbrook Educ. Comm.)          3.40%     9/4/97              4,500        4,500
Regents of Univ. of Michigan Hosp. Rev. VRDO                             3.75%     9/3/97             35,200       35,200
Univ. of Michigan Hosp. Rev. VRDO                                        3.75%     9/3/97             10,300       10,300
Univ. of Michigan Rev. VRDO (Medical Service Plan)                       3.75%     9/3/97             19,000       19,000
                                                                                                                -----------
                                                                                                                  255,439
                                                                                                                -----------
MINNESOTA (0.1%)
Canby MN Community Hosp. Dist. #1 Yellow Medicine County VRDO
   (Sioux Valley Hospitals & Health Systems)                             3.40%     9/5/97              3,870        3,870
                                                                                                                -----------
MISSISSIPPI (0.2%)
Jackson County MS Port Fac. VRDO (Chevron USA Inc. Project)              3.70%     9/3/97              9,000        9,000
                                                                                                                -----------
MISSOURI (4.1%)
Independence MO Water Util. Rev. CP                                      3.55%     9/9/97 LOC          6,850        6,850
Missouri Environmental Improvement & Energy
   Resources Auth. PCR CP (Union Electric Co.)                           3.90%    10/9/97 LOC         11,655       11,655
Missouri Health & Educ. Fac. Auth. VRDO (Cox Health System)              3.75%     9/3/97             12,900       12,900
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)        3.30%     9/3/97 (1)          5,200        5,200
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)        3.35%     9/3/97 (1)         10,000       10,000
Missouri Health & Educ. Fac. Auth. VRDO (SSM Health Care Project)        3.40%     9/9/97 LOC          7,200        7,200
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                                 3.30%     9/3/97             55,000       55,000
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                                 3.30%     9/4/97             44,300       44,300
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)               3.75%     9/3/97              5,900        5,900
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (Columbia School Dist.)                       4.50%    9/14/98              6,000        6,035
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (Rockwood R-VI School Dist.)                  4.50%     9/8/97              5,000        5,001

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (Rockwood R-VI School Dist.)                  4.50%    9/14/98           $  4,500     $  4,527
Missouri Health & Educ. Fac. Auth. School Dist.
   Advance Funding Program (St. Louis County School Dist.)               4.50%    9/14/98              9,000        9,054
Missouri Health & Educ. Finance Auth. VRDO
   (St. Anthony's Medical Center)                                        3.30%     9/3/97             23,500       23,500
Missouri Higher Educ. Loan Auth. Student Loan Rev.                       5.15%    2/15/98             11,365       11,426
                                                                                                                -----------
                                                                                                                  218,548
                                                                                                                -----------
NEBRASKA (0.5%)
Lincoln City NE (Lincoln Electric System)                                3.45%    9/23/97             12,400       12,400
Omaha NE Public Power Dist. CP                                           3.55%    9/15/97             13,715       13,715
                                                                                                                -----------
                                                                                                                   26,115
                                                                                                                -----------
NEVADA (1.3%)
Clark County NV Airport Improvement Rev. VRDO
   (McCarren International Airport)                                      3.25%     9/3/97 LOC         13,375       13,375
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.25%    9/3/97  (1)         57,223       57,223
                                                                                                                -----------
                                                                                                                   70,598
                                                                                                                -----------
NEW HAMPSHIRE (0.5%)
New Hampshire Higher Educ. & Health Fac. Auth. VRDO
   (St Paul's School)                                                    3.35%     9/4/97 LOC         25,200       25,200
                                                                                                                -----------
NEW MEXICO (2.6%)
Hurley NM PCR VRDO
   (Kennecott Sante Fe Corp. Project British Petroleum)                  3.75%     9/3/97             27,200       27,200
New Mexico Highway Comm. VRDO                                            3.30%     9/3/97 (4)         12,000       12,000
New Mexico TRAN                                                          4.50%    6/30/98            100,050      100,539
                                                                                                                -----------
                                                                                                                  139,739
                                                                                                                -----------
NEW YORK (4.3%)
Great Neck NY Union Free School Dist. TAN                                4.25%    6/30/98             10,000       10,040
Nassau County NY TAN                                                     4.25%    9/25/97             34,000       34,015
New York City NY GO VRDO                                                 3.25%     9/3/97 LOC         15,400       15,400
New York City NY GO VRDO                                                 3.70%     9/3/97 LOC         17,220       17,220
New York City NY Muni. Finance Auth.
   Water & Sewer System Rev. VRDO                                        3.70%     9/3/97 (3)         28,700       28,700
New York City NY Muni. Water Finance Auth. CP                            3.45%    9/22/97 LOC         10,000       10,000
New York City NY Muni. Water Finance Auth. CP                            3.65%    9/19/97 LOC         50,000       50,000
New York Local Govt. Assistance Corp. VRDO                               3.20%     9/3/97 LOC         15,400       15,400
New York Medical Care Fac. Finance Agency Rev.
   (Hosp. & Nursing Home)                                                8.10%    2/15/98 (Prere.)    20,000       20,790
Orange County NY BAN                                                     4.50%   11/12/97              9,700        9,714
Roslyn NY Union Free School Dist. TAN                                    4.25%    6/29/98              4,500        4,516
Syosset NY Central School Dist. TAN                                      4.10%    6/29/98              9,000        9,021
Syosset NY Central School Dist. TAN                                      4.25%    6/29/98              3,000        3,011
                                                                                                                -----------
                                                                                                                  227,827
                                                                                                                -----------
NORTH CAROLINA (3.2%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.25%     9/3/97 (1)             60           60
Mecklenburg County NC VRDO                                               3.30%     9/4/97             21,800       21,800
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                              3.30%     9/3/97 LOC          5,700        5,700
North Carolina Educ. Fac. Finance Auth. VRDO (Duke Univ.)                3.30%     9/4/97             27,100       27,100
North Carolina Educ. Fac. Finance Auth. VRDO (Duke Univ.)                3.33%     9/4/97             11,800       11,800
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Duke Univ. Hosp. Project)                                            3.30%     9/4/97             21,600       21,600
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (Moses H. Cone Memorial Hosp. Project)                                3.35%     9/4/97             19,500       19,500
North Carolina Medical Care Comm. Hosp. Rev. VRDO
   (North Carolina Baptist Hosp. Project)                                3.35%     9/4/97             41,000       41,000
Wake County NC Industrial Fac. & Polution Control
   Finance Auth. VRDO (Carolina Power & Light)                           3.30%     9/3/97 LOC         12,400       12,400
Winston-Salem NC COP VRDO                                                3.35%     9/4/97              8,850        8,850
                                                                                                                -----------
                                                                                                                  169,810
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
NORTH DAKOTA (0.5%)
Oliver County ND PCR VRDO (Square Butte Electric Coop Project)           3.30%     9/3/97 (2)      $  26,750    $  26,750
                                                                                                                -----------
OHIO (2.4%)
Cincinnati OH Student Loan Funding Corp. Student Loan Rev. VRDO          3.15%     9/3/97 LOC          6,000        6,000
Clermont County OH Hosp. Rev. VRDO (Mercy Health System)                 3.30%     9/3/97             22,200       22,200
Columbus OH GO VRDO                                                      3.25%     9/4/97              5,100        5,100
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.25%     9/3/97 LOC         14,440       14,440
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.30%     9/3/97              7,200        7,200
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)            3.35%     9/4/97              7,800        7,800
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                   3.35%     9/4/97 LOC          3,515        3,515
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.25%     9/3/97 (1)         25,200       25,200
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.40%     9/3/97 (1)         20,000       20,000
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric
   Co. Project)                                                          3.70%     9/3/97 LOC          2,900        2,900
Ohio Public Fac. Comm. Higher Educ. Fac.                                 4.50%     5/1/98             10,850       10,885
Ohio Public Fac. Comm. Higher Educ. Fac.                                 6.50%    12/1/97              2,950        2,969
                                                                                                                -----------
                                                                                                                  128,209
                                                                                                                -----------
OKLAHOMA (0.8%)
Garfield County OK IDA PCR VRDO (Oklahoma Gas & Elec Co. Project)        3.35%     9/3/97             19,200       19,200
Oklahoma City OK Ind. & Cultural Health Fac. Auth. VRDO
   (St.  Anthony Hosp. Project)                                          3.40%     9/9/97 LOC         21,500       21,500
Tulsa County OK Criminal Justice Auth. Sales Tax Rev.                    4.50%     9/1/97              5,340        5,340
                                                                                                                -----------
                                                                                                                   46,040
                                                                                                                -----------
OREGON (2.6%)
Oregon Health Housing Educ. & Cultural Fac. Auth. (Peacehealth)          3.30%     9/4/97 LOC         14,055       14,055
Oregon Veterans Welfare Program VRDO                                     3.30%     9/3/97 LOC        115,795      115,795
Portland OR TAN                                                          4.50%    6/29/98             10,325       10,379
                                                                                                                -----------
                                                                                                                  140,229
                                                                                                                -----------
PENNSYLVANIA (1.4%)
Delaware County PA IDA PCR Refunding VRDO (PECO)                         3.50%     9/3/97 LOC          6,900        6,900
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)        3.70%     9/3/97             12,500       12,500
Pennsylvania Higher Educ. Fac. Auth. VRDO
   (Univ. of Pennsylvania Health Services)                               3.20%     9/3/97              8,700        8,700
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. Project)                                            3.70%     9/3/97             31,550       31,550
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financial Program)         3.30%     9/3/97 (2)         14,900       14,900
                                                                                                                -----------
                                                                                                                   74,550
                                                                                                                -----------

SOUTH CAROLINA (0.1%)
Berkeley County SC PCR VRDO (Amoco Chemical Co. Project)                 3.70%     9/3/97              3,550        3,550
                                                                                                                -----------

SOUTH DAKOTA (0.3%)
South Dakota Health & Educ. Fac. Auth.
   (Sioux Valley Hospitals & Health System)                              3.40%     9/5/97             11,130       11,130
South Dakota School District COP (Cash Flow Finance Project)             4.50%    7/27/98              6,180        6,209
                                                                                                                -----------
                                                                                                                   17,339
                                                                                                                -----------

TENNESSEE (2.7%)
Metro. Govt. of Nashville & Davidson County
   TN Health & Educ. CP (Baptist Hosp.)                                  3.80%     9/9/97             73,600       73,600
Metro. Govt. of Nashville & Davidson County
   TN Health & Educ. PUT (Vanderbilt Univ.)                              3.65%    1/15/98              5,500        5,500
Metro. Govt. of Nashville TN Airport Auth.
   Improvement Refunding VRDO                                            3.35%     9/3/97 (3)         33,100       33,100
Metro. Govt. of Nashville TN Airport Auth.
   Improvement Refunding  VRDO                                           3.35%     9/3/97 (3) LOC     19,900       19,900
Tennessee BAN VRDO                                                       3.25%     9/3/97             15,000       15,000
                                                                                                                -----------
                                                                                                                  147,100
                                                                                                                -----------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FACE       MARKET
                                                                                 MATURITY                  AMOUNT       VALUE*
                                                                        COUPON       DATE                   (000)        (000)
--------------------------------------------------------------------------------------------------------------------------------
TEXAS (14.5%)
Austin TX Combined Util. System CP (Travis & Williamson Counties)        3.50%    9/22/97 LOC            $  8,050     $  8,050
Dallas/Fort Worth TX Regional Airport Joint Rev. Refunding               4.00%    11/1/97 (1)               9,000        9,002
Dallas TX Water Works & Sewer System Rev.                                5.90%    10/1/97                   7,265        7,277
Gulf Coast Waste Disposal Auth. of TX PCR CP (Exxon Project)             3.80%    9/10/97                   7,400        7,400
Gulf Coast Waste Disposal Auth. of TX PCR VRDO (Exxon Project)           3.70%     9/3/97                   6,200        6,200
Harris County TX Health Fac. Dev. Corp. (Hermann Trust)                  9.00%    10/1/97 (Prere.)          2,000        2,048
Harris County TX Health Fac. Dev. Corp. CP (Sisters of Charity)          3.80%     9/8/97                   9,400        9,400
Harris County TX Health Fac. Dev. Corp. CP (Sisters of Charity)          3.80%    9/12/97                  10,000       10,000
Harris County TX Health Fac. Dev. Corp. Medical Fac. VRDO
   (Baylor College of Medicine)                                          3.35%     9/3/97                  25,000       25,000
Harris County TX Health Fac. Dev. Corp. VRDO (Texas Children's Hosp.)    3.35%     9/3/97                  32,400       32,400
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                     3.70%     9/3/97                  33,200       33,200
Harris County TX Health Fac. Dev. Corp. VRDO
   (St. Lukes Episcopal Hosp.)                                           3.70%     9/3/97                  49,200       49,200
Harris County TX Health Fac. Dev. Corp. VRDO
   (St. Lukes Episcopal Hosp.)                                           3.75%     9/3/97                  94,000       94,000
Harris County TX Health Fac. Dev. Corp. VRDO (Sisters of Charity)        3.30%     9/3/97                  31,500       31,500
Harris County TX GO Refunding                                            5.60%    10/1/97                  10,000       10,014
Harris County TX Toll Road VRDO                                          3.30%     9/3/97                  39,100       39,100
Houston TX CP                                                            3.65%    9/22/97                   7,400        7,400
Houston TX Water & Sewer System Rev.                                     7.60%    12/1/97 (5)(Prere.)       4,010        4,128
Katy TX Independent School Dist. VRDO                                    3.35%     9/4/97                  24,700       24,700
North Central TX Health Fac. Dev. Corp. CP (Methodist Hosp. Dallas)      3.40%     9/9/97 (1)              61,300       61,300
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                         3.75%     9/3/97 (1)               8,700        8,700
Pasadena TX Independent School Dist. VRDO                                3.35%     9/4/97                  19,200       19,200
Red River TX Auth. PCR VRDO (Southwest Public Service)                   3.40%     9/4/97                  18,600       18,600
Red River TX Auth. PCR VRDO (Southwest Public Service)                   3.40%     9/4/97 (2)              20,000       20,000
Richardson TX Independent School Dist. TRAN                              4.50%    8/27/98                  17,000       17,105
San Antonio TX Electric & Gas System Rev. CP                             3.75%   11/13/97                   7,500        7,500
Southwest Higher Educ. Auth. of TX VRDO (Southern Methodist Univ.)       3.75%     9/3/97 LOC              18,000       18,000
Texas GO                                                                 6.75%    12/1/97                   5,000        5,000
Texas Muni. Power Agency Rev.  (Self-Insurance & Risk Mgmt.)             4.25%     9/1/97                  11,325       11,325
Texas TRAN                                                               4.75%    8/31/98                 110,000      110,953
Univ. of Texas System Board of Regents Rev. Finance System CP            3.60%   10/14/97                  13,313       13,313
Univ. of Texas System Board of Regents Rev. Finance System CP            3.70%   10/22/97                   9,815        9,815
Univ. of Texas System Board of Regents Rev. Finance System CP            3.80%    9/18/97                   5,066        5,066
Univ. of Texas System Board of Regents Univ. Fund Permanent              3.80%   10/22/97                  35,000       35,000
West Side Calhoun County TX Dev. VRDO
   (Sohio Chemical Co. Project-British Petroleum)                        3.70%     9/3/97                   6,400        6,400
                                                                                                                    -----------
                                                                                                                       777,296
                                                                                                                    -----------
UTAH (3.2%)
Emery County UT PCR VRDO (PacifiCorp Project)                            3.35%     9/3/97 LOC              35,500       35,500
Emery County UT PCR VRDO (PacifiCorp. Project)                           3.75%     9/3/97 (2)               8,000        8,000
Intermountain Power Agency of UT PUT                                     3.50%    9/15/97 LOC              45,500       45,500
Intermountain Power Agency of UT TOB VRDO (Eagle Trust)                  3.41%     9/4/97 (1)              37,600       37,600
Salt Lake City UT Rev. (Pooled Hosp. Finance Program)                    3.80%    9/18/97                   2,500        2,500
Salt Lake City UT Rev. (Pooled Hosp. Finance Program)                    3.80%   10/23/97                   5,000        5,000
Salt Lake County UT PCR VRDO (British Petroleum)                         3.70%     9/3/97                   4,000        4,000
Univ. of Utah Rev. VRDO (Auxiliary & Campus Fac.)                        3.30%     9/3/97                  19,590       19,590
Utah Highway GO CP                                                       3.80%    9/18/97                  10,000       10,000
Utah Highway GO CP                                                       3.80%    10/7/97                   5,000        5,000
Utah Water Finance Agency Rev. (Pooled Loan Financing Project)           3.75%    10/1/97 (1)               1,000        1,000
                                                                                                                    -----------
                                                                                                                       173,690
                                                                                                                    -----------
VERMONT (0.7%)
Vermont Educ.  & Health Buildings Finance Agency PUT
   (Middlebury College Project)                                          3.95%     5/1/98                   6,600        6,600
Vermont Educ.  & Health Buildings Finance Agency VRDO
   (Norwich Univ.)                                                       3.30%     9/4/97 LOC              14,400       14,400
Vermont GO RAN                                                           3.84%   10/30/97                  20,000       20,000
                                                                                                                    -----------
                                                                                                                        41,000
                                                                                                                    -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
MONEY MARKET PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA (1.1%)
Fairfax County VA IDA Hosp. Rev. CP (Inova Health System Hosp. Project)  3.80%    9/11/97          $   5,000    $   5,000
Fairfax County VA IDA Hosp. Rev. CP (Inova Health System Hosp. Project)  3.80%   10/15/97             10,400       10,400
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                   3.30%     9/3/97             25,750       25,750
Fairfax County VA IDA Rev. VRDO (Fairfax Hosp. System)                   3.40%     9/3/97             18,300       18,300
                                                                                                                -----------
                                                                                                                   59,450
                                                                                                                -----------
WASHINGTON (2.7%)
Port of Seattle WA GO VRDO                                               3.30%     9/3/97              2,300        2,300
Seattle WA Muni. Light & Power VRDO                                      3.25%     9/3/97              5,000        5,000
Seattle WA Muni. Light & Power VRDO                                      3.30%     9/3/97             30,700       30,700
Seattle WA Water System Rev. VRDO                                        3.30%     9/3/97 LOC         19,800       19,800
Washington GO                                                           4.125%    10/1/97              5,000        5,001
Washington GO VRDO                                                       3.25%     9/3/97             22,600       22,600
Washington GO VRDO                                                       3.30%     9/3/97             61,700       61,700
                                                                                                                -----------
                                                                                                                  147,101
                                                                                                                -----------
WISCONSIN (3.0%)
Milwaukee WI Ind. Dev. VRDO (Wisconsin Electric Power Co. Project)       3.40%     9/4/97             10,000       10,000
Oak Creek City WI VRDO (Wisconsin Electric Power Co. Project)            3.40%     9/4/97             37,800       37,800
Univ. of Wisconsin Hospitals & Clinics Auth. Rev. VRDO
   (Univ. of Wisconsin Hosp.)                                            3.30%     9/3/97 (1)          3,000        3,000
Village of Pleasant Prairie WI PCR VRDO
   (Wisconsin Electric Power Co. Project)                                3.40%     9/4/97             23,500       23,500
Wisconsin CP                                                             3.45%    9/23/97             10,107       10,107
Wisconsin GO                                                             4.50%    6/15/98             25,000       25,123
Wisconsin Health & Educ. Fac. Auth. VRDO
   (Wheaton Franciscan Services)                                         3.30%     9/4/97 LOC         48,700       48,700
                                                                                                                -----------
                                                                                                                  158,230
                                                                                                                -----------
WYOMING (0.5%)
Kemmerer WY VRDO (Exxon Project)                                         3.75%     9/3/97              8,000        8,000
Lincoln County WY PCR VRDO (Exxon Project)                               3.70%     9/3/97             10,500       10,500
Sublette County WY (Exxon Project)                                       3.70%     9/3/97              8,200        8,200
                                                                                                                -----------
                                                                                                                   26,700
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $5,337,019)                                                                                            5,337,019
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              142,125
Liabilities                                                                                                      (133,732)
                                                                                                                -----------
                                                                                                                    8,393
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 5,346,034,798 outstanding $.001 par value shares
    (authorized 6,700,000,000 shares)                                                                          $5,345,412
===========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                           $1.00
===========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 51.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $5,346,049        $1.00
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses--Note E                                                                (637)         --
 Unrealized Appreciation                                                                                  --          --
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $5,345,412        $1.00
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.0%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.6%)
Birmingham AL GO VRDO                                                    3.35%     9/4/97 LOC       $  1,400    $   1,400
Huntsville AL Health Care Auth. VRDO                                     3.30%     9/4/97 (1)          7,700        7,700
                                                                                                                -----------
                                                                                                                    9,100
                                                                                                                -----------
ALASKA (2.7%)
Alaska Housing Finance Corp. VRDO                                        3.30%     9/3/97             25,800       25,800
North Slope Borough AK GO                                               7.125%     7/1/98 (1)          7,710        7,918
North Slope Borough AK GO                                                7.15%     7/1/99 (1)          5,670        5,973
Valdez AK Marine Terminal VRDO (Exxon Pipeline Co. Project)              3.70%     9/3/97                100          100
                                                                                                                -----------
                                                                                                                   39,791
                                                                                                                -----------
ARIZONA (1.2%)
Arizona Transp. Board Excise Tax Rev.                                    5.50%     7/1/98 (2)          7,315        7,416
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)          3.70%     9/3/97 LOC          3,000        3,000
Maricopa County AZ School Dist.                                          0.00%     7/1/99 (3)          7,530        6,965
                                                                                                                -----------
                                                                                                                   17,381
                                                                                                                -----------
CALIFORNIA (17.1%)
California Community College Financing Auth. TRAN                        4.50%    9/30/98             56,330       56,642
California Dept. of Water (Central Valley Project)                       8.75%    12/1/00              4,540        5,174
California Higher Educ. Loan Auth. Student Loan Rev. VRDO                3.30%     9/3/97 LOC         28,400       28,400
California PCR VRDO (Pacific Gas & Electric)                             3.45%     9/3/97 LOC          4,700        4,700
California State GO CP                                                   3.35%     9/2/97             10,000       10,000
Los Angeles CA Dept. of Water & Power Rev.                               9.00%   11/15/97              5,855        5,918
Los Angeles County CA Local Educ. Agency Pooled TRAN                     4.50%    9/30/98             40,000       40,213
Los Angeles County CA Public Works Finance Auth.                         6.00%     9/1/99 (1)         11,080       11,507
Los Angeles County CA Unified School Dist. TRAN                          4.50%    10/1/98             10,000       10,062
Sacramento CA Util. Rev.                                                7.875%    8/15/98 (Prere.)     4,000        4,230
San Diego CA Area Local Govt. COP Pooled TRAN                            4.50%    10/1/98             25,000       25,152
San Diego City CA TRAN                                                   4.50%    9/30/98             28,300       28,484
Santa Clara County CA TRAN                                               4.75%    10/1/98             20,000       20,182
Southern CA Public Power Auth. VRDO                                      2.95%     9/3/97 (2)LOC         100          100
                                                                                                                -----------
                                                                                                                  250,764
                                                                                                                -----------

COLORADO (0.4%)
Colorado Health Fac. Auth. Rev. VRDO (Kaiser Permanente)                 3.25%     9/3/97              5,200        5,200
                                                                                                                -----------

CONNECTICUT (2.1%)
Connecticut GO                                                           5.00%     8/1/00              7,000        7,150
Connecticut GO                                                           5.65%   11/15/98              2,500        2,550
Connecticut Special Assessment Unemployment Compensation                 5.50%    5/15/00 (2)         17,500       18,072
Connecticut State 2nd Lien Special Tax Obligation Transp.
   Infrastructure Purpose VRDO                                           3.10%     9/3/97 LOC          3,400        3,400
                                                                                                                -----------
                                                                                                                   31,172
                                                                                                                -----------

DISTRICT OF COLUMBIA (3.4%)
District of Columbia GO                                                  0.00%     6/1/00 (1)          6,900        6,097
District of Columbia GO                                                  5.50%     6/1/98              9,065        9,147
District of Columbia GO                                                  5.50%     6/1/99             12,100       12,289
District of Columbia GO                                                  5.90%     6/1/00 (1)         10,105       10,496
District of Columbia GO                                                  6.00%     6/1/01 (1)          8,115        8,533
District of Columbia GO                                                  7.10%     6/1/00 (4)          3,620        3,871
                                                                                                                -----------
                                                                                                                   50,433
                                                                                                                -----------

FLORIDA (4.6%)
Dade County FL School Dist.                                              7.00%     8/1/98 (3)          7,510        7,724
Dade County FL Water & Sewer System Rev. VRDO                            3.25%     9/3/97 (3)          3,115        3,115
Florida State Department Transp. Rev. (Right-of-Way)                     6.40%     7/1/99              2,765        2,881
Florida State Turnpike                                                   7.50%     7/1/99 (Prere.)     9,750       10,522
Gulf Breeze FL Local Govt. Loan Program VRDO                             3.30%     9/4/97 (3)         22,275       22,275
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co. Project)         3.65%     9/3/97                400          400
Jacksonville FL Hosp. Rev.                                              10.50%    10/1/97 (Prere.)     8,000        8,206
Jacksonville FL Transp. Auth.                                            9.00%     1/1/98 (Prere.)     3,780        3,920
Tampa FL Util. Auth. Special Refunding                                   8.00%    10/1/97 (Prere.)     7,700        7,882
                                                                                                                -----------
                                                                                                                   66,925
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
GEORGIA (3.7%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  3.80%     9/3/97           $  1,200    $   1,200
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                   3.25%     9/3/97 (3)         14,300       14,300
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power)                   3.25%     9/3/97 (3)          2,300        2,300
Georgia GO                                                               6.80%     8/1/98              6,155        6,321
Georgia GO                                                               7.00%    11/1/99              7,500        7,961
Georgia GO                                                               7.40%     8/1/00              5,000        5,436
Georgia GO                                                               7.50%     4/1/01              5,500        6,076
Georgia GO                                                               7.70%     4/1/99              5,000        5,281
Municipal Gas Auth. of GA Rev. VRDO (Agency Project)                     3.30%     9/3/97 LOC          5,000        5,000
                                                                                                                -----------
                                                                                                                   53,875
                                                                                                                -----------
HAWAII (2.6%)
Hawaii GO                                                                5.00%    11/1/97              1,250        1,253
Hawaii GO                                                                5.00%    11/1/98             16,000       16,186
Hawaii GO                                                                5.00%    11/1/99             20,000       20,369
                                                                                                                -----------
                                                                                                                   37,808
                                                                                                                -----------
ILLINOIS (5.7%)

Chicago IL GO                                                            7.50%     1/1/99 (Prere.)     5,000        5,322
Chicago IL Metro. Sanitation Dist.                                       7.85%     1/1/98 (Prere.)     5,600        5,787
Chicago IL Metro. Water Reclamation Dist.                                6.40%     1/1/00              5,000        5,239
Chicago IL Metro. Water Reclamation Dist.                                6.80%     1/1/00 (Prere.)     5,200        5,592
Chicago IL Metro. Water Reclamation Dist.                                7.25%     1/1/99 (Prere.)     3,490        3,637
Chicago IL Public Building Comm.                                         4.50%    12/1/98 (1)          8,000        8,045
Chicago IL Public Building Comm.                                         7.75%     1/1/99 (3)          5,000        5,338
Chicago IL School Finance Auth. GO                                       4.40%     6/1/98 (1)          6,755        6,781
Illinois GO                                                              5.50%     8/1/98              7,700        7,813
Illinois Housing Dev. Auth. VRDO (Illinois Center Apartments)            3.60%     9/3/97             14,800       14,800
Illinois Toll Highway Auth. Rev. VRDO                                    3.25%     9/3/97 (1)LOC      15,000       15,000
                                                                                                                -----------
                                                                                                                   83,354
                                                                                                                -----------
INDIANA (0.3%)
Merrillville IN Multi School Building Corp.                              7.50%    7/15/00 (Prere.)     4,000        4,420
                                                                                                                -----------
LOUISIANA (0.4%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.70%     9/3/97              6,100        6,100
                                                                                                                -----------
MARYLAND (0.4%)
Maryland GO                                                              5.00%   10/15/97              1,000        1,002
Maryland Health & Higher Educ. Fac. (Francis Scott Key)                  7.00%     7/1/00 (Prere.)     4,000        4,364
                                                                                                                -----------
                                                                                                                    5,366
                                                                                                                -----------
MASSACHUSETTS (7.0%)
Massachusetts Bay Transp. Auth.                                          7.00%     3/1/01 (Prere.)     6,000        6,625
Massachusetts Bay Transp. Auth.                                          7.10%     3/1/99 (Prere.)     7,800        8,296
Massachusetts Consolidated Loan                                          7.00%     6/1/99 (Prere.)    10,000       10,681
Massachusetts Consolidated Loan                                          7.50%     2/1/99 (Prere.)     6,400        6,767
Massachusetts GO                                                         5.50%     7/1/99             10,000       10,245
Massachusetts GO                                                         7.25%     7/1/98 (Prere.)     5,000        5,213
Massachusetts GO                                                         7.25%     3/1/00 (Prere.)     3,910        4,261
Massachusetts GO                                                         9.25%     7/1/00             10,000       11,297
Massachusetts State Health and Educ. Fac. Auth. Rev. PUT
   (Fairview Extended Care)                                              4.55%    7/14/02              3,500        3,492
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99              7,000        7,102
Massachusetts Water Resources Auth. Rev.                                 6.50%    12/1/01 (Prere.)     4,300        4,729
Massachusetts Water Resources Auth. Rev.                                 7.00%     4/1/00 (Prere.)     4,500        4,886
Massachusetts Water Resources Auth. Rev.                                7.625%     4/1/00 (Prere.)    17,645       19,425
                                                                                                                -----------
                                                                                                                  103,019
                                                                                                                -----------
MICHIGAN (2.4%)
Greater Detroit MI Resource Recovery Auth.                               5.00%   12/13/99 (2)         12,000       12,225
Michigan Building Auth. Rev. (Equipment Program)                         5.00%    10/1/98              3,615        3,656
Michigan Building Auth. Rev. (Fac. Program)                              5.00%    10/1/00 (2)          4,000        4,091
Michigan Trunk Line                                                      5.50%   11/15/98             13,720       13,960
Regents of Univ. of MI Hosp. Rev. VRDO                                   3.75%     9/3/97                400          400
                                                                                                                -----------
                                                                                                                   34,332
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MINNESOTA  (0.9%)
Minnesota GO                                                             6.00%     8/1/99           $  5,730     $  5,938
Minnesota GO                                                             6.40%     8/1/00              6,700        7,103
                                                                                                                -----------
                                                                                                                   13,041
                                                                                                                -----------
MISSOURI (2.4%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health System)                                      3.30%     9/3/97              1,000        1,000
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health System)                                      3.30%     9/4/97              4,600        4,600
Missouri Health & Educ. Fac. Auth. VRDO
   (St. Anthony Medical Center)                                          3.30%     9/3/97             21,000       21,000
St. Louis County MO Rockwood School Dist. GO Refunding                   8.50%     2/1/01              8,000        9,035
                                                                                                                -----------
                                                                                                                   35,635
                                                                                                                -----------
NEVADA (2.3%)
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.25%     9/3/97 (1)         19,725       19,725
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.25%     9/3/97 LOC          2,685        2,685
Clark County NV Highway Improvement Motor Vehicle Fuel Tax               4.50%     7/1/98 (2)          5,160        5,188
Clark County NV School Dist. GO                                          7.50%    6/15/00 (3)          6,000        6,504
                                                                                                                -----------
                                                                                                                   34,102
                                                                                                                -----------
NEW JERSEY (0.3%)
New Jersey Econ. Dev. Auth. Transition Fac.                             5.125%     7/1/00 (1)          2,710        2,768
New Jersey Turnpike Auth. VRDO                                           2.65%     9/3/97 (1)LOC       1,300        1,300
                                                                                                                -----------
                                                                                                                    4,068
                                                                                                                -----------
NEW MEXICO (0.3%)
Albuquerque NM Water & Sewer                                             5.90%     7/1/98 (ETM)        4,105        4,175
                                                                                                                -----------
NEW YORK (7.5%)
Muni. Assistance Corp. of New York                                       4.50%     7/1/98             10,000       10,055
Nassau County NY General Improvement                                     4.50%     9/1/99 (3)         14,025       14,143
Nassau County NY General Improvement                                    5.125%    11/1/99 (3)          7,525        7,687
New York City NY GO                                                      5.25%     8/1/99              9,875       10,042
New York City NY GO VRDO                                                 3.25%     9/3/97 LOC          6,000        6,000
New York City NY GO VRDO                                                 3.70%     9/3/97 LOC          1,200        1,200
New York City NY GO VRDO                                                 3.75%     9/3/97 (1)          2,600        2,600
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                        3.70%     9/3/97 (3)          2,600        2,600
New York Medical Care Fac. (St. Luke's)                                  7.45%    2/15/00 (Prere.)     5,000        5,470
New York Medical Care Fac. Finance Agency Rev.                           7.80%    2/15/99 (Prere.)     5,000        5,364
New York State Dormitory Auth. Rev. (City Univ.)                        7.625%     7/1/00 (Prere.)    21,600       23,949
New York State Dormitory Auth. Rev. (State Univ.)                        7.25%    5/15/00 (Prere.)     2,070        2,268
New York State Thruway Auth. (Highway & Bridge Trust Fund)               5.00%     4/1/98              8,750        8,807
New York State Thruway Auth. Service Contract Rev. (Highway Bridge)      5.10%     4/1/99              5,085        5,152
New York Urban Dev. Corp. (Correction Fac.)                              7.75%     1/1/00 (Prere.)     3,900        4,280
                                                                                                                -----------
                                                                                                                  109,617
                                                                                                                -----------
NORTH CAROLINA (2.2%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.25%     9/3/97 (1)         15,700       15,700
North Carolina Eastern Muni. Power Agency                                7.25%     1/1/99 (Prere.)     3,000        3,185
North Carolina Medical Care Comm. VRDO (Duke Univ. Hosp.)                3.30%     9/4/97              3,000        3,000
North Carolina Muni. Power Agency                                       7.875%     1/1/98 (Prere.)     6,000        6,201
Wake County NC Industrial Fac. & Pollution Control
   Finance Auth. VRDO (Carolina Power & Light)                           3.30%     9/3/97 LOC          4,200        4,200
                                                                                                                -----------
                                                                                                                   32,286
                                                                                                                -----------
OHIO (3.4%)
Cincinnati City OH School Dist. TAN                                      5.50%    12/1/00 (2)          4,300        4,466
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)                3.30%     9/3/97              9,200        9,200
Columbus OH VRDO                                                         3.25%     9/4/97              6,965        6,965
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic)                    3.25%     9/3/97 LOC            800          800
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)            3.35%     9/4/97             12,800       12,800

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
SHORT-TERM PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Hamilton County OH Hosp. Fac. Rev. VDRO
   (Health Alliance of Greater Cincinnati)                               3.25%     9/3/97 (1)       $ 10,000    $  10,000
Hancock County OH BAN                                                    4.50%    12/1/98              5,865        5,900
                                                                                                                -----------
                                                                                                                   50,131
                                                                                                                -----------
OKLAHOMA (3.1%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                                 3.35%     9/3/97             10,000       10,000
Grand River Dam Auth. OK                                                 4.90%     6/1/98             10,000       10,079
Oklahoma Ind. Auth. Health System Rev. VRDO (Baptist Center)             3.35%     9/3/97             24,625       24,625
                                                                                                                -----------
                                                                                                                   44,704
                                                                                                                -----------
OREGON (1.9%)
Oregon Veterans Welfare Program GO VRDO                                  3.30%     9/3/97 LOC         27,600       27,600
                                                                                                                -----------
PENNSYLVANIA (5.0%)
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp. Project)                                     3.25%     9/3/97 LOC          4,000        4,000
Allegheny County PA Hosp. Dev. Auth. VRDO (Presbyterian Univ. Health)    3.45%     9/4/97 (1)         14,000       14,000
Berks County PA GO                                                       7.25%   11/15/00 (Prere.)     6,700        7,416
Pennsylvania GO                                                          5.25%   11/15/00 (3)          7,500        7,732
Pennsylvania Higher Educ. Fac. Auth. Health Services
   (Allegheny/Delaware Valley)                                           4.60%   11/15/99 (1)          4,830        4,871
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (University of Pennsylvania Health Services)                          3.20%     9/3/97              3,400        3,400
Philadelphia PA GO                                                       5.75%   11/15/98 (3)          6,655        6,790
Philadelphia PA GO                                                       6.00%   11/15/99 (3)         10,000       10,393
Philadelphia PA School Dist.                                             6.70%     7/1/99 (1)          5,145        5,383
Philadelphia PA Water & Sewer Rev.                                       6.90%    10/1/99 (Prere.)     5,000        5,370
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.30%     9/3/97 (2)          4,300        4,300
                                                                                                                -----------
                                                                                                                   73,655
                                                                                                                -----------
PUERTO RICO (0.7%)
Puerto Rico GO                                                           5.50%     7/1/99             10,000       10,227
                                                                                                                -----------
TENNESSEE (1.8%)
Metro. Govt. of Nashville & Davidson County TN                          10.50%    12/1/97 (Prere.)     5,750        5,846
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                        3.35%     9/3/97 (3) LOC      9,900        9,900
Tennessee GO                                                             5.00%     5/1/99             10,070       10,234
                                                                                                                -----------
                                                                                                                   25,980
                                                                                                                -----------
TEXAS (6.0%)
Austin TX Combined Util. System Rev.                                     7.60%   11/15/99 (1)          2,300        2,467
Austin TX Combined Util. System Rev.                                     7.60%   11/15/99 (Prere.)     2,700        2,898
Austin TX Combined Util. System Rev.                                   11.125%   11/15/99 (Prere.)     4,000        4,583
Dallas TX GO                                                             7.50%    2/15/99              3,050        3,201
Fort Worth TX Water & Sewer Rev.                                         5.60%    2/15/98              3,500        3,529
Harris County TX Health Fac. Dev. Corp. Hosp. Rev. VRDO
   (Methodist Hosp.)                                                     3.70%     9/3/97              1,100        1,100
Harris County TX Toll Road VRDO                                          3.30%     9/3/97             26,585       26,585
Houston TX Hotel Occupancy Rev.                                          6.00%     7/1/99 (4)          4,000        4,132
Lower Colorado River Auth. TX Rev.                                       5.00%     1/1/99              3,180        3,218
Pasadena TX Independent  School Dist. VRDO                               3.35%     9/4/97                400          400
Texas National Research Lab Comm. (Super Conductors)                    7.125%     4/1/00 (Prere.)    15,930       17,344
Texas Public Finance Auth.                                               8.00%    10/1/98              3,000        3,130
Texas TRAN                                                               4.75%    8/31/98             15,000       15,134
                                                                                                                -----------
                                                                                                                   87,721
                                                                                                                -----------
UTAH (0.4%)
Intermountain Power Agency UT                                            7.00%     7/1/99 (Prere.)     5,100        5,457
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
VIRGINIA (0.8%)
Virginia Public School Auth.                                             5.00%     8/1/99           $  6,215   $    6,326
Virginia Public School Auth.                                             5.30%     8/1/00              2,370        2,440
Virginia Public School Auth.                                             5.50%     8/1/98              3,320        3,369
                                                                                                               ------------
                                                                                                                   12,135
                                                                                                               ------------
WASHINGTON (3.4%)
King County WA GO                                                        6.70%     1/1/99              9,000        9,312
Snohomish County WA Public Util. Dist. Rev.                              5.00%     1/1/00 (3)          3,000        3,049
Snohomish County WA Public Util. Dist. Rev.                              9.75%     1/1/99 (3)          5,315        5,698
Washington GO                                                            4.40%    10/1/98              4,500        4,523
Washington GO                                                            7.75%    12/1/98 (Prere.)     2,500        2,615
Washington GO                                                            8.60%    10/1/97 (Prere.)     5,000        5,021
Washington GO VRDO                                                       3.25%     9/3/97              9,900        9,900
Washington Health Care Auth. (Empire Health Spokane)                     8.00%    11/1/97 (Prere.)     9,200        9,448
                                                                                                               ------------
                                                                                                                   49,566
                                                                                                               ------------
WEST VIRGINIA (1.2%)
West Virginia Building Comm. Rev.                                        5.00%     7/1/98 (1)          5,190        5,239
West Virginia School Building Auth. Rev.                                 6.00%     7/1/98 (1)          7,000        7,126
West Virginia Water Dev. Auth.                                           7.70%    11/1/00 (Prere.)     4,960        5,551
                                                                                                               ------------
                                                                                                                   17,916
                                                                                                               ------------
WISCONSIN (0.8%)
Wisconsin Clean Water Rev.                                               6.30%     6/1/00              3,000        3,160
Wisconsin GO                                                             5.00%     5/1/99              5,305        5,385
Wisconsin GO                                                             7.00%     5/1/00 (Prere.)     3,185        3,283
                                                                                                               ------------
                                                                                                                   11,828
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,443,270)                                                                                            1,448,884
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               39,045
Liabilities                                                                                                       (24,195)
                                                                                                               ------------
                                                                                                                   14,850
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 94,009,566 outstanding $.001 par value shares
    (authorized 350,000,000 shares)                                                                            $1,463,734
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $15.57
===========================================================================================================================

*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 51.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $ 1,457,588       $15.50
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Gains--Note E                                                                  532          .01
 Unrealized Appreciation--Note F                                                                       5,614          .06
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,463,734       $15.57
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.3%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA
Huntsville AL Health Care Auth. VRDO                                     3.25%     9/4/97 (1)       $    200    $     200
Huntsville AL Health Care Auth. VRDO                                     3.30%     9/4/97 (1)            100          100
                                                                                                                -----------
                                                                                                                      300
                                                                                                                -----------
ALASKA (1.4%)
Anchorage AK GO                                                          4.70%     8/1/01 (1)          5,000        5,061
North Slope Borough AK GO                                                7.25%    6/30/00 (3)+        20,000       21,578
                                                                                                                -----------
                                                                                                                   26,639
                                                                                                                -----------
ARIZONA (1.5%)
Arizona Transp. Board Excise Tax                                         6.00%     7/1/02 (2)         15,185       16,246
Arizona Transp. Board Highway Rev.                                       6.00%     7/1/00              4,500        4,714
Maricopa County AZ School Dist. GO                                       0.00%     7/1/99 (3)          8,000        7,399
                                                                                                                -----------
                                                                                                                   28,359
                                                                                                                -----------
CALIFORNIA (10.7%)
California GO                                                            7.50%    11/1/03 (3)          6,000        7,018
California GO                                                            9.00%     6/1/00              5,000        5,628
California GO                                                           10.50%    10/1/00              3,000        3,546
California Dept. of Water (Central Valley Project)                       8.25%    12/1/01              4,790        5,536
California Dept. of Water (Central Valley Project)                       8.25%    12/1/02              5,060        5,990
California Dept. of Water (Central Valley Project)                       8.25%    12/1/05              5,685        7,107
California PCR VRDO (Pacific Gas & Electric Co.)                         3.45%     9/3/97 LOC            600          600
Los Angeles CA Dept. of Water & Power Water Works Rev.                   9.00%    5/15/02 +            9,135       10,896
Los Angeles CA Dept. of Water & Power Water Works Rev.                   9.00%    5/15/03              5,355        6,550
Los Angeles County CA Local Educ. Agency TRAN                            4.50%    9/30/98             43,000       43,229
Los Angeles County CA Public Works Auth.                                 6.00%     9/1/99 (1)         10,000       10,386
Los Angeles County CA Transp. Comm. Sales Tax                            6.75%     7/1/01 (Prere.)     5,000        5,544
Los Angeles County CA Unified School Dist. TRAN                          4.50%    10/1/98             25,000       25,155
Orange County CA Sanitation Dist. VRDO                                   3.40%     9/3/97 LOC          3,600        3,600
San Diego CA Area Local Govt. COP Pooled TRAN                            4.50%    10/1/98             25,000       25,152
San Diego City CA                                                        4.50%    9/30/98             25,000       25,163
Univ. of California Rev. (Multi Purpose Dist. Project)                  10.00%     9/1/00 (2)          7,755        9,017
Univ. of California Rev. (Multi Purpose Dist. Project)                  10.00%     9/1/01 (2)          5,500        6,647
                                                                                                                -----------
                                                                                                                  206,764
                                                                                                                -----------
COLORADO (0.3%)
Platte River Power Auth. CO                                              5.00%     6/1/00 (1)          5,000        5,098
                                                                                                                -----------
CONNECTICUT (2.9%)
Connecticut GO                                                           5.50%    11/1/01             13,630       14,232
Connecticut GO                                                          9.875%     3/1/01              6,750        7,935
Connecticut Special Assessment Unemployment Compensation                 5.00%     1/1/01              4,230        4,324
Connecticut Special Assessment Unemployment Compensation                 5.50%    5/15/01 (2)         13,455       13,984
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         4.00%    10/1/99             11,000       10,984
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         6.25%    10/1/02 (3)          4,000        4,328
                                                                                                                -----------
                                                                                                                   55,787
                                                                                                                -----------
DELAWARE (0.3%)
Delaware GO                                                              5.00%     1/1/02              5,085        5,208
                                                                                                                -----------
DISTRICT OF COLUMBIA (2.1%)
District of Columbia GO                                                  4.90%     6/1/00             20,000       20,050
District of Columbia GO                                                  5.50%     6/1/98              9,000        9,082
District of Columbia GO                                                  5.50%     6/1/99             12,105       12,294
                                                                                                                -----------
                                                                                                                   41,426
                                                                                                                -----------
FLORIDA (4.4%)
Dade County FL School Dist.                                              5.00%    2/15/01 (1)          4,525        4,629
Dade County FL School Dist.                                             7.375%     7/1/99 (Prere.)    19,600       21,110
Dade County FL Water & Sewer System VRDO                                 3.25%     9/3/97 (3)            800          800
Florida Board of Educ. (Capital Outlay Rev.)                             6.50%     6/1/04              5,565        6,190
Florida Dept. of General Services Rev.
   (Dept. of Environmental Protection Preservation-2000)                 5.50%     7/1/99              6,765        6,940
Florida School Board Assoc. Rev. (Orange County)                         7.00%     7/1/00 (2)         13,820       14,848

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Florida State Dept. of Transp. Rev. (Right-of-Way)                       6.40%     7/1/00           $  3,080    $   3,263
Florida Turnpike Auth. Rev.                                              9.50%     7/1/99 (2)          4,000        4,381
Hillsborough County FL School Dist.                                      6.95%    8/15/99 (1)          5,425        5,723
Lakeland FL Electric & Water Rev.                                        6.25%    10/1/02 (3)          5,000        5,422
Lee County FL School Board                                               6.00%     8/1/02 (4)          2,750        2,941
Orange County FL Health Fac. Auth. Rev.                                  6.00%    10/1/04 (1)          3,975        4,303
Port Everglade FL Port Fac. Rev.                                         7.00%     9/1/97 (4)          2,600        2,600
St. Lucie County FL PCR VRDO (Florida Power & Light Co. Project)         3.65%     9/3/97              1,500        1,500
Sunrise FL Public Service Rev.                                           8.00%    10/1/97 (2)          1,055        1,059
                                                                                                                -----------
                                                                                                                   85,709
                                                                                                                -----------
GEORGIA (3.3%)
Burke County GA PCR VRDO (Georgia Power Co.)                             3.80%     9/3/97                300          300
Cobb County GA School Dist.                                              5.00%     2/1/00              8,040        8,190
Georgia GO                                                               5.75%     3/1/02              5,600        5,911
Georgia GO                                                               7.20%     3/1/99              9,650       10,100
Georgia GO                                                               7.20%     3/1/02              3,000        3,341
Georgia GO                                                               7.25%     7/1/99              3,000        3,171
Georgia GO                                                               7.25%     7/1/02              5,620        6,313
Georgia GO                                                               7.25%     9/1/02              8,160        9,197
Georgia GO                                                               7.40%     8/1/02             12,360       13,973
Metro. Atlanta GA Rapid Transp. Auth.                                    6.35%     7/1/04              3,560        3,846
                                                                                                                -----------
                                                                                                                   64,342
                                                                                                                -----------
HAWAII (1.2%)
Hawaii GO                                                                5.00%     9/1/99              5,000        5,086
Hawaii GO                                                                7.75%     2/1/02              9,600       10,839
Honolulu HI City & County GO                                             4.60%    10/1/99              6,500        6,566
                                                                                                                -----------
                                                                                                                   22,491
                                                                                                                -----------
ILLINOIS (2.0%)
Chicago IL GO                                                            6.25%   10/31/02 (1)          4,250        4,573
Chicago IL Metro. Water Reclamation Dist.                                4.70%    12/1/99              7,710        7,805
Dupage County IL Rev. (Storm Water Project)                              6.55%     1/1/02 (Prere.)    10,000       10,989
Illinois GO                                                              6.40%     8/1/01              5,365        5,660
Illinois Sales Tax Rev.                                                  7.20%    6/15/99 (Prere.)     7,600        8,151
Illinois Toll Highway Auth. VRDO                                         3.25%     9/3/97 (1)          1,040        1,040
                                                                                                                -----------
                                                                                                                   38,218
                                                                                                                -----------
INDIANA (0.1%)
Rockport IN PCR VRDO (AEP Generating Co. Project)                        3.75%     9/3/97 (2)          2,000        2,000
                                                                                                                -----------
KENTUCKY (0.6%)
Kentucky Property & Buildings Comm. Rev.                                 6.00%    11/1/02              2,000        2,138
Kentucky Property & Buildings Comm. Rev.                                 6.75%    11/1/99              9,500       10,009
                                                                                                                -----------
                                                                                                                   12,147
                                                                                                                -----------
LOUISIANA (1.9%)
Louisiana GO                                                             6.00%     8/1/00 (3)          5,000        5,239
Louisiana GO                                                             6.00%     8/1/01 (3)         19,325       20,456
New Orleans LA GO                                                        6.50%    10/1/01 (2)         10,655       11,471
                                                                                                                -----------
                                                                                                                   37,166
                                                                                                                -----------
MAINE (0.3%)
Maine Health & Higher Educ. (Sebasticook Hosp.)                         10.10%     7/1/01 (Prere.)     4,350        5,279
                                                                                                                -----------
MARYLAND (0.3%)
Maryland Dept. of Transp.                                                6.70%    8/15/99 (Prere.)     5,000        5,328
                                                                                                                -----------
MASSACHUSETTS (5.6%)
Massachusetts Bay Transit Auth.                                         7.625%     3/1/00 (Prere.)     5,550        6,097
Massachusetts GO                                                         6.25%     7/1/02             12,500       13,446
Massachusetts GO                                                        6.875%     7/1/01 (Prere.)    17,400       19,238
Massachusetts GO                                                         7.00%     7/1/98 LOC          5,000        5,129
Massachusetts GO                                                         7.50%    12/1/00 (Prere.)    14,750       16,454
Massachusetts GO                                                         7.50%    12/1/07 (Prere.)    10,000       11,155

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Massachusetts GO                                                         9.25%     7/1/00           $ 10,000    $  11,297
Massachusetts State Consolidated Loan                                    7.00%    12/1/00 (Prere.)     5,000        5,415
Massachusetts State Health and Educ. Fac. Auth. PUT
    (Fairview Extended Care)                                             4.55%    7/14/02              3,500        3,492
Massachusetts Water Resources Auth.                                     6.875%    12/1/01 (Prere.)     9,945       11,080
Massachusetts Water Resources Auth.                                      7.30%     4/1/00 (Prere.)     5,000        5,465
                                                                                                                -----------
                                                                                                                  108,268
                                                                                                                -----------
MICHIGAN (5.3%)
Detroit MI GO                                                            5.60%     5/1/00 (2)          7,040        7,257
Detroit MI GO                                                            5.70%     5/1/01 (2)          5,000        5,208
Greater Detroit MI Resource Recovery Auth.                               5.00%   12/13/00 (2)          6,290        6,429
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/01 (2)          5,000        5,216
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/03 (2)         17,995       18,889
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/04 (2)         12,990       13,649
Michigan GO (Environmental Protection Program)                           6.00%    11/1/02              4,845        5,197
Michigan GO (Recreation Program)                                         6.00%    11/1/00             11,910       12,543
Michigan GO (Recreation Program)                                         6.00%    11/1/01              5,910        6,287
Michigan State Building Auth.                                            6.30%    10/1/03 (4)          7,800        8,424
Royal Oak MI Hosp. Fin. Auth. (West Beaumont Hosp.)                      6.75%     1/1/01 (Prere.)    12,450       13,600
                                                                                                                -----------
                                                                                                                  102,699
                                                                                                                -----------
MINNESOTA (0.8%)
Minnesota GO                                                            4.625%     8/1/00             10,385       10,508
Minnesota GO                                                             6.00%     8/1/04              5,000        5,429
                                                                                                                -----------
                                                                                                                   15,937
                                                                                                                -----------
MISSOURI (0.4%)
Kansas City MO School Dist. Building Corp.                              10.50%     2/1/99 (3)          7,545        8,202
                                                                                                                -----------
NEVADA (1.9%)
Clark County NV Airport System Refunding Rev. VRDO
    (McCarren International Airport)                                     3.25%     9/3/97 (1)         21,500       21,500
Clark County NV School Dist. GO                                          9.75%     6/1/01 (1)         10,000       11,805
Clark County NV School Dist. GO (Computer Equipment)                     7.00%    6/15/99 (3)          4,000        4,199
                                                                                                                -----------
                                                                                                                   37,504
                                                                                                                -----------
NEW JERSEY (2.8%)
New Jersey Transp. Trust Fund Auth.                                      4.40%    6/15/99              5,000        5,034
New Jersey Transp. Trust Fund Auth.                                      6.00%    6/15/00             12,655       13,242
New Jersey Turnpike Auth.                                                5.20%     1/1/98 +           15,000       15,065
New Jersey Turnpike Auth.                                                5.60%     1/1/00 (2)          4,000        4,124
New Jersey Turnpike Auth.                                                6.00%     1/1/98              8,000        8,056
New Jersey Turnpike Auth. VRDO                                           2.65%     9/3/97 (3) LOC      3,900        3,900
Passaic Valley NJ Sewer System Rev.                                      5.70%    12/1/03 (2)          3,980        4,226
                                                                                                                -----------
                                                                                                                   53,647
                                                                                                                -----------
NEW MEXICO (0.6%)
New Mexico GO                                                            5.50%     9/1/00              6,350        6,584
New Mexico GO                                                            5.50%     9/1/01              4,475        4,671
                                                                                                                -----------
                                                                                                                   11,255
                                                                                                                -----------
NEW YORK (16.4%)
Battery Park City NY Auth.                                               7.70%     5/1/99 (Prere.)     5,000        5,390
Hempstead NY Industrial Dev. Agency (American Fuel Co.)                  4.40%    12/1/01 (1)          6,810        6,807
Muni. Assistance Corp. for New York City NY                              5.00%     7/1/00              4,330        4,422
Muni. Assistance Corp. for New York City NY                              5.50%     7/1/00             42,940       44,417
Muni. Assistance Corp. for New York City NY                              6.00%     7/1/00 (2)         10,000       10,479
Muni. Assistance Corp. for New York City NY                              6.00%     7/1/05             10,370       11,252
Nassau County NY General Improvement                                     4.50%     9/1/98             21,430       21,568
New York City NY Cultural Resources Center (Museum of Modern Art)        5.00%     1/1/00 (2)          7,250        7,386
New York City NY GO                                                      5.25%     8/1/99              9,875       10,042
New York City NY GO                                                      5.50%     8/1/98             15,000       15,195
New York City NY IDA (USTA National Tennis Center Project)               7.75%   11/15/00 (4)          3,125        3,443
New York City NY IDA (USTA National Tennis Center Project)               7.75%   11/15/01 (4)          4,380        4,933
New York City NY IDA (USTA National Tennis Center Project)               7.75%   11/15/02 (4)          3,100        3,559
New York State COP                                                       4.50%     2/1/98              4,985        4,994

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
New York State COP                                                       4.70%     2/1/99           $  4,580     $  4,609
New York State Dormitory Auth. (City Univ.)                              5.50%     7/1/98              6,300        6,376
New York State Dormitory Auth. (City Univ.)                             7.625%     7/1/00 (Prere.)     6,200        6,874
New York State Dormitory Auth. (City Univ.)                             7.875%     7/1/00 (Prere.)    15,725       17,539
New York State Dormitory Auth. (City Univ.)                              9.00%     7/1/00 (3)         15,515       17,474
New York State Dormitory Auth. (Dept. of Health)                         7.70%     7/1/00 (Prere.)     6,790        7,542
New York State Dormitory Auth. (State Univ.)                             7.70%    5/15/00 (Prere.)     6,500        7,195
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.00%    6/15/01              1,750        1,731
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.10%    6/15/02              3,000        2,957
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.20%    2/15/03              3,840        3,780
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.20%    6/15/03              6,120        6,020
New York State Environmental Fac. PCR (State Water Revolving Fund)       4.30%    6/15/04              6,025        5,915
New York State Hosp. Finance Agency                                      7.80%    3/15/01 (Prere.)    15,000       16,964
New York State Housing Finance Agency                                    8.00%    11/1/00 (Prere.)     4,140        4,674
New York State Local Govt. Assistance Corp.                              7.00%     4/1/01 (Prere.)    14,550       16,114
New York State Medical Care Fac. Finance Agency Rev.                    7.875%    8/15/00 (Prere.)     8,000        8,950
New York State Power Auth.                                               7.10%     1/1/99              6,400        6,592
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.00%     4/1/02 (1)         11,965       12,742
New York State Urban Dev. Corp. (Correctional Fac.)                      7.50%     1/1/01 (Prere.)     7,100        7,936
                                                                                                                -----------
                                                                                                                  315,871
                                                                                                                -----------
NORTH CAROLINA (0.2%)
North Carolina Muni. Power Agency (Catawba Electric)                     5.10%     1/1/98              3,980        3,994
                                                                                                                -----------
OHIO (1.8%)
Cleveland OH Water Works Rev.                                            6.25%     1/1/02 (Prere.)     4,245        4,619
Columbus OH VRDO                                                         3.25%     9/4/97              2,000        2,000
Franklin County OH PUT (U.S. Health Corp.)                               4.50%     6/1/00 LOC         10,000       10,077
Ohio Public Fac. Comm. Higher Educ. Fac.                                 5.00%    11/1/99              6,370        6,493
Ohio Public Fac. Comm. Higher Educ. Fac.                                 5.50%    12/1/99              7,685        7,916
Ohio Water Dev. Auth.                                                    4.90%    12/1/97              3,455        3,464
                                                                                                                -----------
                                                                                                                   34,569
                                                                                                                -----------
OKLAHOMA (1.7%)
Garfield County OK IDA PCR VRDO (Oklahoma Gas &
   Electric Co. Project)                                                 3.35%     9/3/97              1,600        1,600
Grand River Dam Auth. OK                                                 4.90%     6/1/98             17,500       17,638
Tulsa County OK Criminal Justice Auth.                                   5.25%     3/1/01 (2)          6,525        6,712
Tulsa County OK Criminal Justice Auth.                                   5.25%     9/1/01 (2)          6,960        7,185
                                                                                                                -----------
                                                                                                                   33,135
                                                                                                                -----------
PENNSYLVANIA (8.8%)
Delaware County PA IDA Rev. (Resource Recovery Fac.)                     5.50%     1/1/99              5,000        5,074
Pennsylvania Convention Center Auth. Rev.                                5.75%     9/1/99             12,685       12,843
Pennsylvania GO                                                          4.75%    6/15/99 (1)         10,500       10,625
Pennsylvania GO                                                          5.00%     5/1/00              2,710        2,760
Pennsylvania GO                                                          5.25%   11/15/01 (3)         10,000       10,346
Pennsylvania GO                                                          5.40%     7/1/00              4,000        4,120
Pennsylvania Higher Educ. Fac. Health Services
    (Allegheny/Delaware Valley)                                          5.00%   11/15/02 (1)          7,990        8,151
Pennsylvania Intergovernmental Cooperation Auth.                         6.00%    6/15/01             10,000       10,567
Pennsylvania Turnpike Rev.                                               7.50%    12/1/99 (Prere.)    15,000       16,364
Philadelphia PA Airport Rev.                                             5.25%    6/15/01 (3)          4,590        4,730
Philadelphia PA Gas Works                                                7.00%     7/1/02 (8)          4,035        4,474
Philadelphia PA GO                                                       6.00%   11/15/99 (3)          8,505        8,839
Philadelphia PA GO                                                       6.00%   11/15/00 (3)         13,000       13,671
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
   (Children's Hosp. Project)                                            3.70%     9/3/97 LOC            700          700
Philadelphia PA Muni. Lease Rev.                                         5.25%    7/15/98              1,645        1,659
Philadelphia PA School Dist. GO                                          4.70%     7/1/99 (1)         14,000       14,139
Philadelphia PA School Dist. GO                                          6.60%     7/1/98 (2)          3,000        3,067
Philadelphia PA Water & Sewer                                            6.90%    10/1/99 (Prere.)    24,150       25,938

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LIMITED-TERM PORTFOLIO                                                  COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Philadelphia PA Water & Waste Water Rev.                                 6.25%     8/1/02 (1)       $  5,450   $    5,874
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.30%     9/3/97 (2)          5,000        5,000
                                                                                                                -----------
                                                                                                                  168,941
                                                                                                                -----------
PUERTO RICO (0.8%)
Puerto Rico Electric Power Auth. Rev.                                    6.00%     7/1/03 (1)          5,000        5,410
Puerto Rico GO                                                           5.50%     7/1/99             10,000       10,227
                                                                                                                -----------
                                                                                                                   15,637
                                                                                                                -----------
RHODE ISLAND (1.2%)
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/03 (1)          9,665       10,385
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/04 (1)         11,345       12,249
                                                                                                                -----------
                                                                                                                   22,634
                                                                                                                -----------
TEXAS (8.4%)
Austin TX Combined Util. System Rev.                                     9.50%    5/15/00 (Prere.)     5,705        6,458
Austin TX Combined Util. System Rev.                                    10.00%    5/15/00 (Prere.)     5,000        5,721
Austin TX GO                                                             6.00%     9/1/99 (Prere.)     6,200        6,429
Harris County TX Flood Control Dist. GO                                  5.50%    10/1/00              3,000        3,113
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 5.00%     6/1/00 (1)          3,025        3,071
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 5.00%     6/1/01 (1)          5,835        5,932
Harris County TX Health Fac. Dev. Corp. VRDO (Methodist Hosp.)           3.70%     9/3/97              5,000        5,000
Harris County TX                                                         5.50%    10/1/00              2,645        2,744
Harris County TX Toll Road Refunding GO                                  6.50%    8/15/02 (Prere.)     5,220        5,778
Harris County TX Toll Road VRDO                                          3.30%     9/3/97                100          100
Houston TX GO                                                            5.90%     3/1/03              3,475        3,669
Houston TX Hotel Occupancy Tax Rev.                                      6.00%     7/1/00 (4)          4,250        4,441
Houston TX Hotel Occupancy Tax Rev.                                      6.00%     7/1/01 (4)          4,000        4,224
Houston TX Hotel Occupancy Tax Rev.                                      6.00%     7/1/02 (4)          2,250        2,395
Houston TX Independent School Dist.                                      5.00%    7/15/99              6,700        6,817
Houston TX Independent School Dist.                                      6.40%    8/15/01 (Prere.)     4,095        4,399
Houston TX Water & Sewer System Rev.                                     0.00%    12/1/00 (2)          6,130        5,305
Houston TX Water & Sewer System Rev.                                     4.90%    12/1/97              5,000        5,013
Houston TX Water & Sewer System Rev.                                     5.40%    12/1/00              8,000        8,254
Lower Colorado River Auth. TX                                            5.50%     1/1/01             17,730       18,379
San Antonio TX Electric & Gas Rev.                                       7.00%     2/1/99 (Prere.)     3,105        3,276
San Antonio TX Electric & Gas Rev.                                       7.00%     2/1/00              1,695        1,784
San Antonio TX GO                                                        5.40%     8/1/04              7,495        7,763
Texas GO                                                                5.375%    10/1/00              5,000        5,171
Texas Muni. Power Agency Rev.                                            5.80%     9/1/03 (1)          6,750        7,189
Texas Muni. Power Agency Rev.                                            6.40%     9/1/98 (3)          3,000        3,066
Texas TRAN                                                               4.75%    8/31/98             10,000       10,089
Univ. of Texas Board of Regents Rev.                                     7.00%    8/15/01 (Prere.)     6,700        7,455
Univ. of Texas Permanent Univ. Fund                                      6.50%     7/1/01 (Prere.)     4,285        4,681
Univ. of Texas Permanent Univ. Fund                                      9.50%     7/1/00              3,545        4,037
                                                                                                                -----------
                                                                                                                  161,753
                                                                                                                -----------
UTAH (0.3%)
Utah Water Finance Agency Rev.                                           4.70%    10/1/01 (1)          5,000        5,052
                                                                                                                -----------
VIRGINIA (0.3%)
Virginia Public School Auth.                                             5.00%     8/1/00              6,345        6,486
                                                                                                                -----------
WASHINGTON (3.8%)
King County WA School Dist.                                              6.30%    12/1/03              5,375        5,826
Washington GO                                                            6.10%     9/1/00              5,000        5,266
Washington GO                                                            6.30%     9/1/02              4,700        5,057
Washington GO                                                            6.50%     7/1/02              5,035        5,482
Washington GO                                                            6.75%     6/1/01 (Prere.)    20,000       21,652
Washington GO                                                            7.00%    10/1/99              7,555        7,995
Washington GO                                                            7.00%     8/1/02              4,000        4,448
Washington GO VRDO                                                       3.25%     9/3/97              1,340        1,340
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/00 (2)          3,030        3,171
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/01 (2)          4,735        5,003

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Washington Health Care Fac. Auth. VRDO
    (Virginia Mason Medical Center)                                      3.75%     9/4/97           $  3,000   $    3,000
Washington Motor Vehicle Fuel Tax                                        5.30%     9/1/99              5,000        5,119
                                                                                                               ------------
                                                                                                                   73,359
                                                                                                               ------------
WEST VIRGINIA (0.4%)
West Virginia State Building Comm. Rev.                                  5.50%     7/1/99 (1)          2,500        2,561
West Virginia State Building Comm. Rev.                                  5.50%     7/1/00 (1)          5,500        5,680
                                                                                                               ------------
                                                                                                                    8,241
                                                                                                               ------------
WISCONSIN (4.1%)
Wisconsin GO                                                            4.125%    11/1/98             33,625       33,695
Wisconsin GO                                                             5.80%     5/1/01              4,000        4,196
Wisconsin GO                                                             6.00%     5/1/03             14,055       15,084
Wisconsin Public Power System Rev.                                       7.30%     7/1/00 (Prere.)     4,000        4,395
Wisconsin Public Power System Rev.                                       7.40%     7/1/00 (Prere.)    19,500       21,477
                                                                                                               ------------
                                                                                                                   78,847
                                                                                                               ------------
WYOMING (0.4%)
Platte County WY PCR                                                     4.20%     1/1/99              3,370        3,372
Platte County WY PCR                                                     4.40%     1/1/00              3,945        3,950
                                                                                                               ------------
                                                                                                                    7,322
                                                                                                                -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,896,430)                                                                                            1,915,614
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               28,238
Liabilities                                                                                                       (14,746)
                                                                                                               ------------
                                                                                                                   13,492
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 180,147,492 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                             $1,929,106
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.71
===========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $3,793,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 51.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,912,499       $10.62
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses--Note E                                                              (2,730)       (.02)
 Unrealized Appreciation--Note F
   Investment Securities                                                                              19,184          .11
   Futures Contracts                                                                                     153           --

---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,929,106       $10.71
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (0.5%)
Huntsville AL Health Care Auth. VRDO                                     3.25%     9/4/97 (1)       $  1,300    $   1,300
Huntsville AL Health Care Auth. VRDO                                     3.30%     9/4/97 (1)         23,300       23,300
Montgomery AL Industrial Dev. Board Pollution Control and Solid Waste
    Disposal Rev. CP (General Electric Co. Project)                      3.65%   10/16/97              2,790        2,790
Univ. of Southern Alabama Hosp.                                          7.00%    5/15/04 (2)          3,250        3,476
                                                                                                                -----------
                                                                                                                   30,866
                                                                                                                -----------
ALASKA (0.5%)
Alaska Housing Finance Corp. VRDO                                        3.35%     9/3/97             23,800       23,800
Anchorage AK Electric Rev.                                               8.00%    12/1/11 (1)          5,395        7,004
Valdez AK Marine Terminal VRDO (Exxon Pipeline Project)                  3.70%     9/3/97              3,000        3,000
                                                                                                                -----------
                                                                                                                   33,804
                                                                                                                -----------
ARIZONA (1.8%)
Arizona Transp. Board Highway Rev.                                       8.75%     7/1/03             10,000       12,146
Arizona Transp. Board-Maricopa County Regional Area                      6.00%     7/1/05 (2)         18,885       20,568
Maricopa County AZ COP                                                   6.00%     6/1/04              5,275        5,458
Maricopa County AZ GO                                                    6.25%     7/1/02 (3)          5,100        5,511
Maricopa County AZ PCR VRDO (Arizona Public Service Palo Verde)          3.70%     9/3/97 LOC          6,400        6,400
Maricopa County AZ (Samaritan Health Service)                            7.15%    12/1/04 (1)          9,900       11,382
Maricopa County AZ (Samaritan Health Service)                            7.15%    12/1/05 (1)          6,080        6,958
Mesa AZ GO                                                               5.70%     7/1/08 (1)          5,600        5,901
Phoenix AZ Civic Improvement Water System                                5.95%     7/1/16              6,600        6,843
Phoenix AZ Highway Rev.                                                  9.25%     7/1/07              4,000        5,397
Tucson AZ Unified School Dist.                                           7.50%     7/1/06 (3)          8,840       10,606
Tucson AZ Unified School Dist.                                           7.50%     7/1/07 (3)          9,125       11,062
Tucson AZ Unified School Dist.                                           7.50%     7/1/08 (3)          8,060        9,866
                                                                                                                -----------
                                                                                                                  118,098
                                                                                                                -----------
CALIFORNIA (10.0%)
Anaheim CA Public Finance Auth. Rev.                                     6.00%     9/1/08 (4)          2,000        2,209
Anaheim CA Public Finance Auth. Rev.                                     6.00%     9/1/09 (4)          2,000        2,211
California Dept. of Water (Central Valley Project)                       8.25%    12/1/03              5,000        6,044
California Dept. of Water (Central Valley Project)                       8.25%    12/1/04              5,545        6,825
California GO                                                            5.70%     8/1/07             17,500       18,789
California GO                                                            5.75%     8/1/08 (3)         15,000       16,091
California GO                                                            6.40%     2/1/06 (1)          4,500        5,074
California GO                                                            6.75%     6/1/04             13,165       14,914
California GO                                                            7.00%    10/1/05 (1)          5,000        5,847
California GO                                                            7.10%     6/1/05             12,495       14,569
California GO                                                           11.00%     3/1/06             13,185       18,954
California GO CP                                                         3.40%    9/11/97             17,000       17,000
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/04 (1)          4,515        4,970
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/05 (1)          5,875        6,507
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/06 (1)          5,000        5,574
California Health Fac. Finance Auth. (Catholic Healthcare West)          6.25%     7/1/07 (1)          5,290        5,916
California Health Fac. Finance Auth. (Sisters of Providence)             6.00%    10/1/02              3,865        4,150
California Health Fac. Finance Auth. (Sisters of Providence)             6.00%    10/1/03              4,095        4,426
California Health Fac. Finance Auth. (Sisters of Providence)             6.00%    10/1/04              4,340        4,715
California Health Fac. Finance Auth. VRDO (Catholic Healthcare West)     3.00%     9/3/97 (1)          5,200        5,200
California Higher Educ. Loan Auth. Student Loan Rev. VRDO                3.30%     9/3/97 LOC          1,500        1,500
California PCR Rev. VRDO (Pacific Gas & Electric Co.)                    3.45%     9/3/97 LOC         18,100       18,100
California PCR Rev. VRDO (Pacific Gas & Electric Co.)                    3.50%     9/3/97              2,000        2,000
California Public Works Board (Community College)                       5.625%     3/1/16 (2)         20,000       20,325
California Public Works Board (Dept. of Corrections)                    5.375%    11/1/11              6,500        6,551
California Public Works Board (Dept. of Corrections)                    5.375%    11/1/12              7,990        8,013
California Public Works Board (Dept. of Corrections)                     6.00%     1/1/06 (2)          7,325        8,039
California Public Works Board (Dept. of Corrections)                     6.00%     1/1/08 (2)         14,865       16,332
California Public Works Board (State Archives)                          5.375%    12/1/09              4,555        4,649
California Public Works Board (State Archives)                          5.375%    12/1/10              6,635        6,727
California Public Works Board (State Archives)                          5.375%    12/1/12              7,895        7,917
California Public Works Board (Univ. of California)                      6.10%    12/1/05 (2)          6,515        7,088
California Public Works Board (Univ. of California)                      6.20%    12/1/06 (2)          3,320        3,603

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Clovis CA Unified School Dist. GO                                        0.00%     8/1/00            $ 7,000    $   6,168
Clovis CA Unified School Dist. GO                                        0.00%     8/1/01             11,180        9,393
Contra Costa CA COP                                                      5.50%    11/1/11 (1)          5,660        5,806
Fresno CA Sewer Rev.                                                     6.25%     9/1/14 (2)         12,000       13,469
Irvine CA Unified School Dist. GO                                        5.50%    11/1/13 (2)          4,565        4,675
Long Beach CA Financing Auth. Rev.                                       6.00%    11/1/07 (2)          3,070        3,400
Long Beach CA Harbor Rev.                                                7.10%    5/15/99              2,900        3,048
Long Beach CA Harbor Rev.                                                7.15%    5/15/00             10,000       10,759
Long Beach CA Harbor Rev.                                                7.20%    5/15/01              2,000        2,199
Los Angeles CA COP                                                       7.50%     6/1/98 (Prere.)     3,950        4,132
Los Angeles CA COP                                                       7.60%     6/1/98 (Prere.)     3,995        4,182
Los Angeles County CA Pension Obligation Rev. VRDO                       2.95%     9/3/97 (2)          4,000        4,000
Los Angeles County CA Transp. Auth. Sales Tax Rev.                       8.00%     7/1/01 (2)          6,365        7,204
Los Angeles County CA Transp. Auth. Sales Tax Rev.                       8.00%     7/1/02 (2)          3,915        4,536
Los Angeles County CA Transp. Comm. Sales Tax Rev.                       6.50%     7/1/10             51,070       58,521
Los Angeles CA Unified School Dist. TRAN                                 4.50%    10/1/98             14,500       14,590
Metro. Water Dist. of Southern California                                7.75%     7/1/01 (Prere.)    18,085       20,674
Northern California Power Agency (Hydroelectric Project)                 6.10%     7/1/05 (1)          5,575        6,154
Northern California Power Agency (Hydroelectric Project)                 6.20%     7/1/06 (1)          5,940        6,651
Northern California Power Agency (Hydroelectric Project)                 6.25%     7/1/07 (1)          6,685        7,516
Oakland CA Redev. Agency (Central Dist. Project)                         5.75%     2/1/04 (2)          1,535        1,647
Oakland CA Redev. Agency (Central Dist. Project)                         5.90%     2/1/05 (2)          4,870        5,293
Oakland CA Redev. Agency (Central Dist. Project)                         6.00%     2/1/07 (2)          3,360        3,700
Orange County CA Dist. VRDO                                              3.55%     9/3/97 LOC          1,000        1,000
Orange County CA Sanitation Dist. VRDO                                   3.40%     9/3/97 LOC          2,700        2,700
Poway CA Redev. Agency (Paguay Project)                                 7.125%   12/15/04 (3)          4,840        5,643
San Bernardino CA Medical Center COP                                     5.50%     8/1/04 (1)++        7,150        7,541
San Bernardino CA Medical Center COP                                     5.50%     8/1/05 (1)++       10,000       10,557
San Bernardino CA Medical Center COP                                     5.50%     8/1/06 (1)++        8,500        8,984
San Bernardino CA Medical Center COP                                     5.75%     8/1/06 (1)          3,300        3,575
San Bernardino CA Medical Center COP                                     5.75%     8/1/07 (1)          3,420        3,713
San Bernardino CA Medical Center COP                                     6.75%     8/1/10 (Prere.)    11,385       12,644
San Bernardino CA Medical Center COP                                     7.00%     8/1/08 (1)          9,045       10,746
San Bernardino CA Medical Center COP                                     7.00%     8/1/09 (1)          9,705       11,596
San Bernardino CA Medical Center COP                                     7.00%     8/1/10 (1)         10,525       12,611
San Diego CA Local Govt. COP TRAN                                        4.50%    10/1/98             20,000       20,122
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                5.00%     4/1/07 (3)         12,730       13,071
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                7.00%     4/1/01 (Prere.)     3,220        3,582
San Diego County CA Regional Transp. Auth. Sales Tax Rev.                7.00%     4/1/06              1,780        1,993
San Diego County CA Water Rev. COP                                       5.40%     5/1/03              5,000        5,264
San Diego County CA Water Rev. COP                                       5.50%     5/1/04              5,000        5,306
San Diego County CA Water Rev. COP                                       5.50%     5/1/05              4,245        4,515
South Orange County CA Public Finance Auth.                              7.00%     9/1/06 (1)            500          585
Southern California Public Power Auth.                                   6.75%     7/1/99              6,190        6,486
Southern California Public Power Auth. VRDO                              3.00%     9/3/97 (4)          4,000        4,000
Southern California Rapid Transit Dist. Rev.                             5.70%     9/1/04 (2)         14,040       15,104
Univ. of California Rev. (Multi Purpose Project)                        10.00%     9/1/03 (2)          3,790        4,883
                                                                                                                -----------
                                                                                                                  664,767
                                                                                                                -----------
COLORADO (0.7%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)       8.50%    5/15/04 (1)         17,500       21,344
Denver CO City & County School Dist.                                     6.95%   12/15/99 (3)(Prere.)  4,390        4,702
Denver CO City & County School Dist.                                     6.95%   12/15/00 (3)          4,860        5,194
E-470 Public Highway Auth. CO Rev.                                       4.80%     9/1/09 (1)          6,095        5,960
E-470 Public Highway Auth. CO Rev.                                       4.90%     9/1/10 (1)          5,000        4,879
E-470 Public Highway Auth. CO Rev.                                       5.00%     9/1/11 (1)          7,250        7,135
                                                                                                                -----------
                                                                                                                   49,214
                                                                                                                -----------
CONNECTICUT (2.4%)
Connecticut GO                                                           5.30%   11/15/06             16,940       17,566
Connecticut GO                                                           5.40%   11/15/07             24,010       24,976
Connecticut GO                                                           6.00%    5/15/03              5,000        5,371
Connecticut GO                                                           6.00%    10/1/04              5,660        6,134
Connecticut GO                                                           6.00%    11/1/04             10,000       10,846
Connecticut GO                                                           7.00%    3/15/03              5,000        5,605

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                 (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Connecticut Resource Recovery Auth. (Bridgeport Resco)                   8.40%     1/1/99              $  4,950    $   5,041
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)        5.125%     9/1/05                11,575       11,908
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         5.25%     9/1/06                42,550       43,982
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)        7.125%     6/1/10                12,000       14,294
Connecticut Special Tax Obligation Rev. (Transp. Infrastructure)         7.75%     6/1/00                11,300       12,317
South Central CT Regional Water Auth. Water System Rev.                  5.75%     8/1/06                 3,000        3,194
                                                                                                                  -----------
                                                                                                                     161,234
                                                                                                                  -----------
DELAWARE (0.3%)
Delaware Transp. Auth. Rev.                                             5.625%     7/1/06 (1)            11,420       11,990
Delaware Transp. Auth. Rev.                                              5.80%     7/1/08                 7,545        7,935
                                                                                                                  -----------
                                                                                                                      19,925
                                                                                                                  -----------
DISTRICT OF COLUMBIA (1.8%)
District of Columbia GO                                                  5.50%     6/1/98                20,000       20,182
District of Columbia GO                                                  5.50%     6/1/06 (4)             6,205        6,463
District of Columbia GO                                                  5.75%     6/1/07 (2)             5,050        5,304
District of Columbia GO                                                  5.80%     6/1/04 (3)            13,000       13,757
District of Columbia GO                                                  6.00%     6/1/08 (1)             8,890        9,487
District of Columbia GO                                                  6.10%     6/1/11 (1)             7,000        7,400
District of Columbia GO                                                  6.30%     6/1/05 (1)             5,000        5,382
District of Columbia GO                                                  6.30%     6/1/08 (1)            15,000       16,251
District of Columbia GO                                                  7.50%     6/1/99 (2)(Prere.)    17,875       19,219
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/07 (1)             2,985        3,239
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/08 (1)             3,160        3,438
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/10 (1)             2,555        2,751
District of Columbia Hosp. Rev. (Medlantic Health Group)                 6.00%    8/15/12 (1)             2,995        3,216
                                                                                                                  -----------
                                                                                                                     116,089
                                                                                                                  -----------
FLORIDA (4.1%)
Alachua County FL Health Fac. Auth. VRDO (Shands Teaching Hosp.)         3.30%     9/3/97 (1)            12,200       12,200
Broward County FL School Board COP                                       5.75%     7/1/03 (2)             9,000        9,571
Broward County FL School Board COP                                       5.75%     7/1/04 (2)             9,515       10,156
Broward County FL School Board COP                                       5.75%     7/1/05 (2)             5,445        5,827
Broward County FL School Dist. GO                                        5.30%    2/15/04                 1,295        1,347
Broward County FL School Dist. GO                                        5.40%    2/15/05                 5,000        5,234
Broward County FL School Dist. GO                                        5.50%    2/15/06                10,080       10,582
Dade County FL Sales Tax Rev.                                            6.00%    10/1/02 (2)             5,000        5,361
Dade County FL School Dist. GO                                           6.25%    2/15/04 (1)             5,520        6,040
Dade County FL School Dist. GO                                           7.00%     8/1/99 (3)             8,300        8,752
Dade County FL Water & Sewer Rev. VRDO                                   3.25%     9/3/97 (3)             6,323        6,323
Florida Board of Educ. (Capital Outlay Rev.)                             0.00%     6/1/00 (Prere.)       15,000        4,654
Florida Board of Educ. (Capital Outlay Rev.)                             4.90%     6/1/08                 6,905        6,932
Florida Board of Educ. (Capital Outlay Rev.)                             5.00%     6/1/09                 3,620        3,632
Florida Board of Educ. (Capital Outlay Rev.)                             5.25%     6/1/05 ++              4,815        5,004
Florida Board of Educ. (Capital Outlay Rev.)                             5.50%     6/1/04 ++              5,095        5,370
Florida Board of Educ. (Capital Outlay Rev.)                             6.50%     6/1/05                 5,000        5,603
Florida Dept. of General Services                                       5.625%     7/1/08 (2)             5,000        5,272
Florida Dept. of General Services                                        6.00%     7/1/06 (2)            18,560       20,287
Florida School Board Assn. Rev. (Orange County)                          6.90%     7/1/99 (2)            12,450       13,074
Gulf Breeze FL Local Govt. Loan Program VRDO                             3.30%     9/4/97 (3)            14,825       14,825
Hillsborough County FL IDA PCR VRDO (Tampa Electric Co.)                 3.65%     9/3/97                 3,300        3,300
Hillsborough County FL School Dist. GO                                   7.10%    8/15/03                23,665       25,982
Jacksonville FL Electric Auth. CP                                        3.60%     9/9/97                13,500       13,500
Lakeland FL Electric & Water Rev.                                        6.25%    10/1/03 (3)             6,465        7,076
Lakeland FL Electric & Water Rev.                                        6.50%    10/1/06 (3)             5,300        6,007
Lee County FL School Board                                               6.00%     8/1/05 (4)             4,175        4,539
Palm Beach County FL School Board                                        6.00%     8/1/05 (2)             6,115        6,665
Palm Beach County FL School Board                                        6.00%     8/1/06 (2)             6,480        7,098
Palm Beach County FL Solid Waste Auth. Rev.                              5.25%    10/1/03 (2)             9,000        9,365
Palm Beach County FL Solid Waste Auth. Rev.                              5.50%    10/1/06 (2)            13,910       14,725
Reedy Creek FL Util. Rev.                                                5.50%    10/1/08 (2)            10,570       11,153
                                                                                                                  -----------
                                                                                                                     275,456
                                                                                                                  -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
GEORGIA (3.6%)
Burke County GA Dev. Auth. PCR (Oglethorpe Power Corp.)                  4.70%     1/1/04 (2)       $  8,510     $  8,554
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  3.75%     9/3/97              7,500        7,500
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.25%     9/3/97 (3)          5,400        5,400
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.25%     9/3/97 (3)          4,100        4,100
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Corp.)             3.70%     9/3/97              8,860        8,860
DeKalb County GA GO                                                      5.60%     1/1/05              3,040        3,205
Fulton County GA School Dist. GO                                        6.375%     5/1/10             15,000       16,978
Georgia GO                                                               6.00%     7/1/04              5,000        5,431
Georgia GO                                                               6.30%     4/1/02              3,820        4,122
Georgia GO                                                               6.30%     3/1/07             15,000       16,823
Georgia GO                                                               6.50%     8/1/01              3,230        3,485
Georgia GO                                                               6.50%    12/1/03              5,000        5,563
Georgia GO                                                               6.75%     9/1/10              8,000        9,394
Georgia GO                                                               6.80%     8/1/02              8,000        8,849
Georgia GO                                                               7.00%    11/1/04              5,000        5,752
Georgia GO                                                               7.00%    11/1/05             15,670       18,207
Georgia GO                                                               7.00%    11/1/06             16,780       19,696
Georgia GO                                                               7.00%    11/1/07             17,960       21,268
Georgia GO                                                               7.10%     9/1/09              3,400        4,097
Georgia GO                                                               7.25%     9/1/05              3,630        4,265
Georgia GO                                                               7.25%     9/1/06              5,860        6,963
Georgia GO                                                               7.40%     8/1/07             11,200       13,552
Monroe County GA Dev. Auth. (Oglethorpe Power Corp.)                     6.65%     1/1/08              9,220       10,452
Muni. Electric Auth. of Georgia                                          6.30%     1/1/05             12,775       14,047
Muni. Electric Auth. of Georgia                                          8.10%     1/1/03              2,320        2,399
Muni. Electric Auth. of Georgia VRDO (Sublien Bonds Project)             3.35%     9/3/97 LOC         11,950       11,950
                                                                                                                -----------
                                                                                                                  240,912
                                                                                                                -----------
HAWAII (2.2%)
Hawaii Airport System Rev.                                               5.40%     7/1/02 (1)          7,855        8,155
Hawaii Airport System Rev.                                               5.85%     7/1/02 (1)          7,830        8,292
Hawaii Airport System Rev.                                               5.95%     7/1/03 (1)          2,590        2,771
Hawaii Airport System Rev.                                               6.05%     7/1/04 (1)          3,145        3,398
Hawaii Airport System Rev.                                               6.15%     7/1/05 (1)         10,735       11,662
Hawaii Airport System Rev.                                               6.25%     7/1/06              5,000        5,468
Hawaii GO                                                                5.00%    11/1/97              4,000        4,008
Hawaii GO                                                                5.00%     2/1/04             10,000       10,203
Hawaii GO                                                                5.00%     2/1/05              6,650        6,769
Hawaii GO                                                               5.125%     2/1/06             11,605       11,867
Hawaii GO                                                                5.50%     7/1/01              6,500        6,759
Hawaii GO                                                                6.40%     3/1/07              5,555        6,213
Honolulu HI City & County GO                                             5.75%     1/1/06              8,825        9,420
Honolulu HI City & County GO                                             6.00%     1/1/08              5,000        5,459
Honolulu HI City & County GO                                             6.30%     3/1/10              4,830        5,190
Honolulu HI City & County GO                                             8.00%    10/1/09             30,560       38,705
                                                                                                                -----------
                                                                                                                  144,339
                                                                                                                -----------
ILLINOIS (5.5%)
Chicago IL Metro. Sanitation Dist.                                       8.75%     1/1/00 (Prere.)     2,980        3,277
Chicago IL Metro. Water Reclamation Dist.                                5.85%    12/1/03              6,355        6,789
Chicago IL Metro. Water Reclamation Dist.                                5.90%    12/1/06              4,450        4,812
Chicago IL Metro. Water Reclamation Dist.                                5.95%    12/1/07              7,200        7,834
Chicago IL Metro. Water Reclamation Dist.                                6.00%    12/1/08              9,900       10,860
Chicago IL Metro. Water Reclamation Dist.                                6.05%    12/1/09              3,000        3,309
Chicago IL Metro. Water Reclamation Dist.                                6.10%    12/1/06              5,300        5,765
Chicago IL Metro. Water Reclamation Dist.                                6.25%    12/1/08             15,000       16,585
Chicago IL Public Building Comm. Rev.                                    7.50%     1/1/02 (1)          2,500        2,581
Chicago IL Public Building Comm. Rev.                                    7.60%     1/1/03 (1)          2,500        2,581
Chicago IL Public Building Comm. Rev.                                    7.70%     1/1/08 (1)(ETM)     4,000        4,132
Chicago IL School Finance Auth.                                          4.40%     6/1/98 (1)          5,000        5,019
Chicago IL School Finance Auth.                                          4.90%     6/1/02 (3)         10,000       10,135
Chicago IL School Finance Auth.                                          5.00%     6/1/03 (3)         25,190       25,591
Chicago IL School Finance Auth.                                          5.10%     6/1/04 (3)         26,155       26,647

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Chicago IL School Finance Auth.                                          5.20%     6/1/05 (3)       $  3,000    $   3,067
Chicago IL School Finance Auth.                                         5.375%     6/1/08 (3)          9,500        9,720
Chicago IL School Finance Auth.                                          6.00%     6/1/01 (3)          8,305        8,736
Chicago IL School Finance Auth.                                          6.10%     6/1/02 (3)         11,945       12,712
Chicago IL Water Rev.                                                    5.50%    11/1/03 (2)          5,000        5,228
Cook County IL GO                                                        5.75%   11/15/03 (3)          5,000        5,321
Cook County IL GO                                                        5.80%   11/15/04             10,000       10,703
Cook County IL GO                                                        6.60%    11/1/03 (2)          4,785        5,273
Cook County IL GO                                                        6.75%    11/1/01 (2)          3,000        3,323
Illinois GO                                                              6.25%    10/1/05              6,000        6,497
Illinois Health Fac. Auth. (Lutheran General Health Systems)             7.25%     4/1/99 (Prere.)     1,075        1,128
Illinois Health Fac. Auth. (Lutheran General Health Systems)             7.25%     4/1/00              5,790        6,110
Illinois Health Fac. Auth.  VRDO (Univ. of Chicago Hosp. Project)        3.30%     9/3/97 (1)            700          700
Illinois Housing Dev. Auth. VRDO (Illinois Center Apartments)            3.60%     9/3/97 LOC         33,455       33,455
Illinois Metro. Pier & Exposition Auth. Rev.                             6.50%     6/1/06 (2)         11,885       13,269
Illinois Metro. Pier & Exposition Auth. Rev.                             6.75%     6/1/10 (2)         25,000       29,010
Illinois Metro. Pier & Exposition Auth. Rev.                             7.25%    6/15/05 (2)         15,000       17,335
Illinois Regional Transp. Auth.                                          9.00%     6/1/05 (2)          5,220        6,625
Illinois Regional Transp. Auth.                                          9.00%     6/1/08 (2)          6,840        9,148
Illinois Regional Transp. Auth.                                          9.00%     6/1/09 (2)          4,255        5,767
Illinois Sales Tax Rev.                                                  6.50%    6/15/13              5,000        5,682
Illinois Toll Highway Auth. VRDO                                         3.25%     9/3/97 (1)LOC      30,300       30,300
                                                                                                                -----------
                                                                                                                  365,026
                                                                                                                -----------
INDIANA (0.9%)
East Chicago IN School Building Corp.                                   11.75%     2/1/99 (Prere.)     4,825        5,296
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame Du Lac Project)       3.20%     9/4/97              5,100        5,100
Indiana Muni. Power Agency                                              5.875%     1/1/10 (1)          4,500        4,863
Indiana State Office Building Comm. Rev.                                 6.65%     7/1/01              4,500        4,780
Indiana State Office Building Comm. Rev.                                 6.70%     7/1/02              5,290        5,621
Indiana Univ. Student Fee Bonds                                          6.80%     8/1/04             25,000       27,437
Indiana Univ. Student Fee Bonds                                          7.00%     8/1/06              5,845        6,387
                                                                                                                -----------
                                                                                                                   59,484
                                                                                                                -----------
KENTUCKY (1.1%)
Kentucky Dev. Finance Auth. (St. Elizabeth Medical Center)              6.625%    11/1/04 (3)         20,025       21,851
Kentucky Dev. Finance Auth. (Sisters of Charity)                         6.60%    11/1/06              5,000        5,401
Kentucky Econ. Dev. Finance Auth. Rev. VRDO
   (Baptist Healthcare System Group)                                     3.30%     9/3/97 LOC         13,000       13,000
Kentucky Property & Buildings Comm. Rev.                                 5.25%    11/1/08              2,500        2,555
Kentucky Property & Buildings Comm. Rev.                                 5.50%     9/1/03              8,000        8,383
Kentucky Property & Buildings Comm. Rev.                                 5.60%     9/1/04              3,000        3,165
Kentucky Property & Buildings Comm. Rev.                                 5.70%     9/1/05              7,350        7,762
Kentucky Property & Buildings Comm. Rev.                                6.875%     8/1/06             10,400       11,525
Kentucky Turnpike Auth. Resource Recovery Road Rev.                    13.125%     1/1/98 (Prere.)        30           31
                                                                                                                -----------
                                                                                                                   73,673
                                                                                                                -----------
Louisiana (2.0%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.70%     9/3/97                200          200
Jefferson Parish LA Sales Tax Rev.                                       6.75%    12/1/06 (3)         11,000       12,097
Louisiana Gas & Fuel Tax Rev.                                            7.20%   11/15/99              9,500       10,072
Louisiana Gas & Fuel Tax Rev.                                            7.25%   11/15/00              5,250        5,643
Louisiana Gas & Fuel Tax Rev.                                            7.25%   11/15/04             11,000       11,823
Louisiana GO                                                             5.50%    4/15/03 (3)          4,445        4,652
Louisiana GO                                                             6.00%    4/15/04 (3)          7,210        7,764
Louisiana GO                                                             6.25%    4/15/05 (3)          6,455        7,081
Louisiana GO                                                             6.75%    5/15/02 (1)          7,680        8,419
Louisiana GO                                                             7.00%     9/1/00 (Prere.)    11,540       12,633
Louisiana GO                                                             7.00%     8/1/04 (1)          5,810        6,614
Louisiana GO                                                             7.75%     8/1/06 (1)         10,970       13,276
Louisiana GO                                                             8.75%     9/1/00 (4)          8,830        9,925
Louisiana GO                                                             8.75%     9/1/01 (4)          9,445       10,784
New Orleans LA Public Improvement GO                                     7.70%    10/1/99 (5)(Prere.)  2,395        2,515
New Orleans LA Public Improvement GO                                     7.75%    10/1/00 (5)(Prere.)  5,510        5,788
                                                                                                                -----------
                                                                                                                  129,286
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MAINE
Maine Muni. Bond Bank                                                    4.90%    11/1/02           $  2,500    $   2,550
                                                                                                                -----------
MARYLAND (0.4%)
Howard County MD Consolidated Public Improvement CP                      3.60%     9/9/97             21,000       21,000
Maryland GO                                                              5.00%   10/15/99              8,520        8,692
                                                                                                                -----------
                                                                                                                   29,692
                                                                                                                -----------
MASSACHUSETTS (4.9%)
Boston MA Water & Sewer Comm.                                            5.75%    11/1/13              6,325        6,645
Massachusetts Bay Transit Auth.                                          5.30%     3/1/04             32,380       33,513
Massachusetts Bay Transit Auth.                                          7.25%     3/1/03 (3)         16,000       17,366
Massachusetts GO                                                         5.10%     2/1/05             25,000       25,541
Massachusetts GO                                                         5.50%     2/1/11             10,000       10,127
Massachusetts GO                                                         5.70%     2/1/08 (1)          6,805        7,195
Massachusetts GO                                                         6.25%     7/1/02             10,000       10,757
Massachusetts GO                                                         6.50%     8/1/02 (Prere.)     3,840        4,248
Massachusetts GO                                                         6.90%     6/1/00 (2)          2,500        2,667
Massachusetts GO                                                         7.00%     6/1/99 (Prere.)     3,000        3,204
Massachusetts GO                                                         7.00%     6/1/02 (2)          5,000        5,340
Massachusetts GO                                                         7.50%     6/1/04              3,975        4,614
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)              6.15%     7/1/02              5,040        5,254
Massachusetts Ind. Finance Agency (Refusetech Inc. Project)              6.30%     7/1/05             21,500       22,998
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)            0.00%     8/1/04             10,000        7,085
Massachusetts Ind. Finance Auth. Rev. (BioMed Research Corp.)            7.10%     8/1/99             12,420       13,033
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99              6,000        6,087
Massachusetts Turnpike Auth. Rev.                                        4.70%     1/1/03              5,000        5,047
Massachusetts Turnpike Auth. Rev.                                        4.75%     1/1/04              2,500        2,522
Massachusetts Water Resources Auth.                                      5.25%     3/1/07              5,000        5,103
Massachusetts Water Resources Auth.                                      5.25%     3/1/09              7,175        7,219
Massachusetts Water Resources Auth.                                      5.50%    11/1/07             32,860       33,998
Massachusetts Water Resources Auth.                                      6.50%    7/15/10             30,220       34,237
Massachusetts Water Resources Auth.                                      6.50%    7/15/19             37,515       42,667
Massachusetts Water Resources Auth.                                      7.25%     4/1/01              9,800       10,571
                                                                                                                -----------
                                                                                                                  327,038
                                                                                                                -----------
MICHIGAN (2.5%)
Detroit MI GO                                                            5.80%     5/1/02 (2)          8,970        9,433
Detroit MI GO                                                            5.90%     5/1/03 (2)          9,490       10,065
Greater Detroit MI Resource Recovery Auth.                               5.50%   12/13/04 (2)          7,505        7,886
Greater Detroit MI Resource Recovery Auth.                               6.25%   12/13/05 (2)         12,905       14,217
Greater Detroit MI Resource Recovery Auth.                               6.25%   12/13/06 (2)         17,475       19,327
Greater Detroit MI Resource Recovery Auth.                               6.25%   12/13/07 (2)         11,070       12,294
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                         0.00%    12/1/99 (3)          6,000        5,452
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                         0.00%    12/1/00 (3)          5,590        4,845
Michigan Muni. Bond Auth. Local Govt. Loan Auth.                         0.00%    12/1/01 (3)          9,630        7,955
Michigan Public Power Agency                                             5.30%     1/1/05             13,075       13,515
Michigan Public Power Agency                                            5.375%     1/1/06             13,790       14,257
Michigan Public Power Agency                                             5.50%     1/1/07             14,545       15,104
Michigan Public Power Agency                                             5.50%     1/1/08              9,360        9,655
Michigan State Building Auth.                                            5.50%    10/1/07 (2)          7,500        7,891
Michigan State Building Auth.                                            6.00%    10/1/09 (2)          8,735        9,051
Michigan State Building Auth.                                            6.50%    10/1/03 (2)          3,000        3,266
Regents of Univ. of Michigan Hosp. Rev. VRDO                             3.75%     9/3/97              3,000        3,000
                                                                                                                -----------
                                                                                                                  167,213
                                                                                                                -----------
MINNESOTA (0.1%)
Minnesota GO                                                            5.125%    11/1/09              8,275        8,374
                                                                                                                -----------
MISSISSIPPI (0.3%)
Mississippi GO                                                           5.25%     5/1/08              5,805        5,959
Mississippi GO                                                           6.50%     5/1/03              4,285        4,725
Mississippi GO                                                           7.00%     5/1/05              4,840        5,580
                                                                                                                -----------
                                                                                                                   16,264
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MISSOURI (0.2%)
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)               3.75%     9/3/97          $   4,400    $   4,400
St. Louis County MO Rockwood School Dist. GO                             8.50%     2/1/02              5,940        6,887
                                                                                                                -----------
                                                                                                                   11,287
                                                                                                                -----------
NEBRASKA (0.4%)
Consumers Public Power Dist. NE Electric Rev.                            5.10%     1/1/03             11,510       11,511
Nebraska Public Power Dist.                                              5.60%     7/1/03             13,175       13,856
                                                                                                                -----------
                                                                                                                   25,367
                                                                                                                -----------
NEVADA (3.5%)
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.25%     9/3/97 (1)         27,900       27,900
Clark County NV GO                                                       5.50%     6/1/12 (3)          6,365        6,489
Clark County NV GO                                                       5.60%     6/1/13 (3)          7,175        7,346
Clark County NV GO                                                      5.625%     6/1/14 (3)          7,450        7,615
Clark County NV GO                                                       7.50%     6/1/06 (2)          3,575        4,258
Clark County NV GO                                                       7.50%     6/1/07 (2)          9,550       11,481
Clark County NV GO                                                       7.50%     6/1/09 (2)          6,825        8,382
Clark County NV GO                                                       8.00%     6/1/08 (2)          9,875       12,447
Clark County NV School Dist. GO                                         5.375%     5/1/06 (3)          3,740        3,872
Clark County NV School Dist. GO                                         5.375%     5/1/07 (3)          9,195        9,489
Clark County NV School Dist. GO                                         5.375%     5/1/08 (3)          9,170        9,392
Clark County NV School Dist. GO                                          5.50%    6/15/10 (3)         16,325       16,792
Clark County NV School Dist. GO                                          5.60%    6/15/09 (3)          9,640       10,034
Clark County NV School Dist. GO                                          5.70%    6/15/09 (1)         10,825       11,320
Clark County NV School Dist. GO                                         5.875%    6/15/13 (1)          9,275        9,645
Clark County NV School Dist. GO                                         5.875%    6/15/14 (1)         14,485       15,012
Clark County NV School Dist. GO                                          5.90%    6/15/12 (3)         10,000       10,500
Clark County NV School Dist. GO                                          6.50%    6/15/06 (3)         13,865       15,560
Clark County NV School Dist. GO                                          7.25%    6/15/02 (1)          3,995        4,463
Clark County NV School Dist. GO                                          7.40%     3/1/00             10,000       10,376
Clark County NV School Dist. GO                                          9.75%     6/1/00 (1)          4,580        5,214
Nevada GO                                                                6.00%     5/1/05             10,450       10,983
Washoe County NV Hosp. Medical Center                                    6.00%     6/1/09 (2)          6,310        6,697
                                                                                                                -----------
                                                                                                                  235,267
                                                                                                                -----------
NEW JERSEY (5.7%)
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/99 (3)         12,545       11,454
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/00 (3)         18,500       16,070
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/02 (3)         18,545       14,526
Camden County NJ Muni. Util. Auth.                                       0.00%     9/1/03 (3)         18,545       13,753
Essex County NJ Solid Waste Util. Auth.                                  5.50%     4/1/11 (4)          3,000        3,082
New Jersey Econ. Dev. Auth.                                              5.70%     7/1/05 (1)          6,330        6,707
New Jersey Econ. Dev. Auth.                                              5.80%     7/1/07 (1)         17,800       19,082
New Jersey Econ. Dev. Auth.                                              5.80%     7/1/08 (1)          4,000        4,261
New Jersey Econ. Dev. Auth.                                             5.875%     7/1/11 (1)          6,000        6,318
New Jersey Econ. Dev. Auth.                                              7.00%     7/1/03 (1)         26,195       29,366
New Jersey Health Care Rev. (Union Hosp./Mega Care)                      6.00%     7/1/98              2,820        2,856
New Jersey Health Care Rev. (Union Hosp./Mega Care)                      6.20%     7/1/99              3,080        3,155
New Jersey Health Care Rev. (Union Hosp./Mega Care)                      6.40%     7/1/00              3,295        3,418
New Jersey Sports & Exposition Auth.                                     6.50%     3/1/06              4,725        5,160
New Jersey Sports & Exposition Auth.                                     6.50%     3/1/07              3,500        3,804
New Jersey Transp. Trust Fund Auth.                                      5.30%   12/15/01              5,000        5,199
New Jersey Transp. Trust Fund Auth.                                      5.50%    6/15/11 (1)          4,250        4,360
New Jersey Transp. Trust Fund Auth.                                      6.00%   12/15/04 (1)          4,000        4,343
New Jersey Transp. Trust Fund Auth.                                      6.00%    6/15/08             34,660       37,884
New Jersey Transp. Trust Fund Auth.                                      6.00%    6/15/09             37,000       40,367
New Jersey Turnpike Auth.                                                4.75%     1/1/06 (ETM)       18,955       18,951
New Jersey Turnpike Auth.                                                5.60%     1/1/00 (2)          5,000        5,155
New Jersey Turnpike Auth.                                                5.90%     1/1/03 (2)          4,700        4,997
New Jersey Turnpike Auth.                                                5.90%     1/1/04             19,030       20,273
New Jersey Turnpike Auth.                                                6.00%     1/1/05             22,220       23,685
New Jersey Turnpike Auth.                                                6.50%     1/1/09 (2)         50,000       56,986
New Jersey Turnpike Auth. Rev. VRDO                                      2.65%     9/3/97 (3) LOC      6,200        6,200

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Port Auth. of NY & NJ VRDO                                               3.65%     9/3/97            $   100    $     100
Rutgers State Univ. NJ Rev.                                              6.40%     5/1/13              4,675        5,303
                                                                                                                -----------
                                                                                                                  376,815
                                                                                                                -----------
NEW MEXICO (0.1%)
Hurley NM PCR VRDO
   (Kennecott Santa Fe Corp. Project-British Petroleum)                  3.75%     9/3/97              7,900        7,900
                                                                                                                -----------
NEW YORK (13.0%)
Metro. NY Transp. Auth.                                                  5.20%     7/1/05 (2)          5,760        5,939
Metro. NY Transp. Auth.                                                  5.40%     7/1/03             10,560       10,922
Metro. NY Transp. Auth.                                                  5.50%     4/1/15 (1)          4,500        4,554
Metro. NY Transp. Auth.                                                 5.625%     7/1/05             11,485       11,983
Metro. NY Transp. Auth.                                                  5.70%     7/1/17 (1)          9,000        9,273
Metro. NY Transp. Auth.                                                  5.75%     7/1/06             12,320       12,964
Metro. NY Transp. Auth.                                                  6.10%     7/1/07 (1)          3,625        3,985
Metro. NY Transp. Auth.                                                  6.10%     7/1/08 (1)          7,200        7,926
Metro. NY Transp. Auth.                                                  7.50%     7/1/00 (Prere.)     4,350        4,809
Monroe County NY GO                                                      4.50%     3/1/98              1,435        1,441
New York City NY GO                                                      5.60%     8/1/05             10,380       10,755
New York City NY GO                                                      5.70%     8/1/06              6,110        6,370
New York City NY GO                                                      5.70%     8/1/07              9,800       10,185
New York City NY GO                                                      5.75%    2/15/07              8,950        9,323
New York City NY GO                                                     5.875%    8/15/12 (3)          7,000        7,355
New York City NY GO                                                      5.90%     8/1/10              4,750        4,925
New York City NY GO                                                      6.00%    8/15/99             13,070       13,478
New York City NY GO                                                      6.00%     8/1/11              5,600        5,827
New York City NY GO                                                      6.00%     8/1/12              4,000        4,146
New York City NY GO                                                      6.10%     8/1/02              4,000        4,242
New York City NY GO                                                      6.15%    8/15/00              3,170        3,313
New York City NY GO                                                      7.00%    8/15/99 (3)          5,550        5,847
New York City NY GO                                                      7.00%    8/15/99 (3)(ETM)     9,450        9,978
New York City NY GO                                                      7.00%     8/1/00                340          349
New York City NY GO                                                      7.00%     2/1/02 (Prere.)       125          140
New York City NY GO                                                      7.00%     8/1/04              5,000        5,597
New York City NY GO                                                      7.00%     8/1/05              6,500        7,323
New York City NY GO                                                      7.00%     2/1/05              4,875        5,312
New York City NY GO                                                      7.10%    8/15/07             10,000       11,124
New York City NY GO                                                      8.00%    11/1/97 (2)(Prere.)  2,245        2,295
New York City NY GO                                                      8.00%     8/1/99              4,560        4,866
New York City NY GO                                                      8.00%     8/1/99 (ETM)          615          660
New York City NY GO                                                      8.00%    11/1/00 (2)          2,175        2,226
New York City NY GO                                                      8.00%     8/1/01 (Prere.)     3,185        3,648
New York City NY GO                                                      8.00%    8/15/01 (Prere.)     3,090        3,543
New York City NY GO                                                      8.00%     4/1/06 (2)          5,955        7,232
New York City NY GO                                                     8.125%    11/1/04 (3)         11,155       11,404
New York City NY GO VRDO                                                 3.25%     9/3/97 LOC          7,100        7,100
New York City NY GO VRDO                                                 3.70%     9/3/97 LOC          1,300        1,300
New York City NY Health & Hospital Corp. Rev. VRDO (Health System)       3.20%     9/3/97 LOC          1,200        1,200
New York City NY IDA (USTA National Tennis Center Project)              6.375%   11/15/07 (4)          6,200        6,881
New York City NY IDA (USTA National Tennis Center Project)               6.40%   11/15/08 (4)          4,105        4,546
New York City NY IDA (USTA National Tennis Center Project)               6.50%   11/15/09 (4)          6,745        7,537
New York City NY IDA (USTA National Tennis Center Project)               6.50%   11/15/10 (4)          3,500        3,897
New York City NY Muni. Water Finance Auth. CP                            3.45%    9/24/97             15,000       15,000
New York City NY Muni. Water Finance Auth.
   Water &  Sewer System Rev.                                            5.30%    6/15/06             27,665       28,427
New York City NY Muni. Water Finance Auth.
   Water &  Sewer System Rev.                                            6.00%    6/15/10              4,000        4,319
New York City NY Muni. Water Finance Auth.
   Water &  Sewer System Rev. VRDO                                       3.70%     9/3/97 (3)         10,000       10,000
New York State Dormitory Auth. Rev. (City Univ.)                         5.50%     7/1/16             16,000       16,051
New York State Dormitory Auth. Rev. (City Univ.)                         6.25%     7/1/03              4,250        4,578
New York State Dormitory Auth. Rev. (City Univ.)                         6.35%     7/1/04              2,500        2,716
New York State Dormitory Auth. Rev. (City Univ.)                         6.45%     7/1/05              1,500        1,645

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
New York State Dormitory Auth. Rev. (City Univ.)                         7.00%     7/1/01           $  8,090    $   8,849
New York State Dormitory Auth. Rev. (City Univ.)                         7.00%     7/1/01 (ETM)        1,910        2,091
New York State Dormitory Auth. Rev. VRDO
   (New York Foundling Charitable Corp.)                                 3.15%     9/3/97             15,000       15,000
New York State Dormitory Auth. Rev. (New York Univ.)                    6.375%     7/1/07 (3)         27,000       29,091
New York State Dormitory Auth. Rev. (State Univ.)                        5.80%    5/15/05              5,400        5,691
New York State Dormitory Auth. Rev. (State Univ.)                        5.90%    5/15/06              2,000        2,124
New York State Dormitory Auth. Rev. (State Univ.)                        6.00%     7/1/03 (2)          4,000        4,301
New York State Dormitory Auth. Rev. (State Univ.)                        6.00%     7/1/04 (2)          4,000        4,323
New York State Dormitory Auth. Rev. (State Univ.)                        6.10%    5/15/08              2,000        2,130
New York State Dormitory Auth. Rev. (State Univ.)                        6.25%     7/1/04              6,570        7,183
New York State Dormitory Auth. Rev. (State Univ.)                        7.00%    5/15/99 (Prere.)    14,105       15,036
New York State Dormitory Auth. Rev. (State Univ.)                        7.00%    5/15/01              4,180        4,425
New York State Dormitory Auth. Rev. (State Univ.)                        7.10%    5/15/00              6,050        6,458
New York State Dormitory Auth. Rev. (Univ. of Rochester)                 5.75%     7/1/14 (1)          9,725        9,982
New York State GO                                                        6.00%    10/1/03              4,800        5,153
New York State GO                                                        6.00%    10/1/04              9,195        9,914
New York State GO                                                        7.80%   11/15/99              5,000        5,382
New York State Local Govt. Assistance Corp.                              5.00%     7/1/99              9,500        9,660
New York State Local Govt. Assistance Corp.                             5.125%     7/1/07              8,000        8,195
New York State Local Govt. Assistance Corp.                             5.125%     4/1/10             24,000       24,072
New York State Local Govt. Assistance Corp.                              5.20%     7/1/07 (2)          4,500        4,625
New York State Local Govt. Assistance Corp.                              5.50%     7/1/00              5,000        5,172
New York State Local Govt. Assistance Corp.                              5.50%     7/1/01              4,500        4,682
New York State Local Govt. Assistance Corp.                              5.50%     7/1/02             10,000       10,456
New York State Local Govt. Assistance Corp.                              5.50%     7/1/03             11,945       12,539
New York State Local Govt. Assistance Corp.                              5.50%     7/1/07              5,000        5,272
New York State Local Govt. Assistance Corp.                              6.00%     7/1/04              4,200        4,539
New York State Local Govt. Assistance Corp.                              6.00%     4/1/06              5,000        5,411
New York State Local Govt. Assistance Corp.                              6.00%     7/1/06             23,500       25,616
New York State Local Govt. Assistance Corp.                              6.00%     4/1/07              3,000        3,257
New York State Local Govt. Assistance Corp.                              6.00%     7/1/07             10,000       10,932
New York State Local Govt. Assistance Corp.                              6.00%     4/1/08             13,140       14,254
New York State Local Govt. Assistance Corp.                              6.00%     7/1/08             10,000       10,933
New York State Local Govt. Assistance Corp.                              6.25%     7/1/05              5,000        5,506
New York State Local Govt. Assistance Corp. VRDO                         3.15%     9/3/97 LOC          5,400        5,400
New York State Local Govt. Assistance Corp. VRDO                         3.20%     9/3/97 LOC         15,200       15,200
New York State Medical Care Fac. Finance Agency Rev.                    5.375%    2/15/14 (4)          4,460        4,414
New York State Medical Care Fac. Finance Agency Rev.                     6.00%    8/15/02 (1)          5,350        5,703
New York State Medical Care Fac. Finance Agency Rev.                    7.875%    8/15/00 (Prere.)     6,815        7,624
New York State Thruway Auth. (Highway & Bridge Trust Fund)               5.30%     4/1/08 (1)          7,740        7,968
New York State Thruway Auth. (Highway & Bridge Trust Fund)               5.40%     4/1/07 (1)          9,215        9,643
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.25%     4/1/06 (3)         10,000       11,055
New York State Thruway Auth. (Service Contract)                          5.75%     4/1/13 (1)         10,000       10,342
New York State Urban Dev. Corp. (Correctional Fac.)                      6.40%     1/1/04              9,685       10,495
Onondaga County NY PCR (Anheuser-Busch Project)                         6.625%     8/1/06             10,000       11,217
Suffolk County NY Water Auth.                                            6.80%     6/1/12 (ETM)       10,660       12,156
Triborough Bridge & Tunnel NY Auth. Rev.                                 0.00%     1/1/03             19,185       14,823
Triborough Bridge & Tunnel NY Auth. Rev.                                 5.80%     1/1/06              6,000        6,446
Triborough Bridge & Tunnel NY Auth. Rev.                                 6.00%     1/1/12             12,000       13,114
Triborough Bridge & Tunnel NY Auth. Rev.                                 6.60%     1/1/10             59,325       68,100
                                                                                                                -----------
                                                                                                                  866,410
                                                                                                                -----------
NORTH CAROLINA (1.2%)
Charlotte NC Airport Refunding Rev. VRDO                                 3.25%     9/3/97 (1)          5,945        5,945
North Carolina Educ. Fac. Finance Auth. VRDO
   (Bowman Gray School of Medicine Project)                              3.30%     9/3/97              5,300        5,300
North Carolina Educ. Fac. Finance Auth. VRDO (Duke Univ.)                3.30%     9/4/97              4,100        4,100
North Carolina Medical Care Hosp. Rev. VRDO (Duke Univ. Hosp.)           3.30%     9/4/97              1,300        1,300
North Carolina Muni. Power Agency (Catawba Electric)                     6.00%     1/1/04 (2)          7,000        7,521
North Carolina Muni. Power Agency (Catawba Electric)                     6.00%     1/1/05 (2)         28,750       30,830
North Carolina Muni. Power Agency (Catawba Electric)                     7.00%     1/1/00 (Prere.)     6,040        6,533
North Carolina Muni. Power Agency (Catawba Electric)                     7.25%     1/1/07              5,000        5,900

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
North Carolina Muni. Power Agency (Catawba Electric)                     7.25%     1/1/07 (1)       $  5,410    $   6,384
Wake County NC Industrial Fac. & Pollution Control Finance Auth. VRDO
   (Carolina Power & Light)                                              3.30%     9/3/97              8,100        8,100
                                                                                                                -----------
                                                                                                                   81,913
                                                                                                                -----------
OHIO (3.4%)
Clermont County OH Hosp. Rev. VRDO (Mercy Health Systems)                3.30%     9/3/97              1,100        1,100
Cleveland OH GO                                                          5.50%     8/1/08 (1)          6,295        6,606
Cleveland OH School Dist.                                               8.125%    12/1/98 (ETM)        1,515        1,579
Cleveland OH School Dist.                                                9.00%    12/1/98 (Prere.)+    4,000        4,319
Cleveland OH Water Works                                                 6.00%     1/1/02 (1)         11,190       11,876
Cleveland OH Water Works                                                 6.00%     1/1/03 (1)          2,105        2,251
Cleveland OH Water Works                                                 6.00%     1/1/04 (1)          6,855        7,373
Cleveland OH Water Works                                                 6.00%     1/1/05 (1)          4,545        4,911
Cleveland OH Water Works                                                 6.00%     1/1/06 (1)          2,100        2,280
Cleveland OH Water Works                                                 6.25%     1/1/05 (2)          4,910        5,301
Columbus OH Sewer Rev. VRDO                                              3.25%     9/4/97                800          800
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.25%     9/3/97 LOC         16,500       16,500
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.30%     9/3/97              3,800        3,800
Franklin County OH Hosp. Rev. VRDO (U.S. Health Corp.)                   3.35%     9/4/97 LOC          5,450        5,450
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                 3.20%     9/4/97 LOC          1,500        1,500
Hamilton County OH Hosp. Fac. Rev. VRDO
   (Health Alliance of Greater Cincinnati)                               3.25%     9/3/97 (1)          5,500        5,500
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas &
   Electric Co. Project)                                                 3.75%     9/3/97 LOC          2,800        2,800
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas &
   Electric Co. Project)                                                 3.70%     9/3/97 LOC          2,700        2,700
Ohio Building Auth. (Adult Correctional Building)                        5.75%     4/1/08              5,375        5,767
Ohio Building Auth. (Adult Correctional Building)                        5.75%     4/1/09 (2)          5,485        5,851
Ohio Building Auth. (Adult Correctional Building)                        6.00%    10/1/07 (2)          3,710        4,072
Ohio Building Auth. (Data Center)                                        5.70%    10/1/04              2,895        3,082
Ohio Building Auth. (Data Center)                                        5.75%    10/1/05              3,070        3,285
Ohio Building Auth. (Highway Safety Building)                           5.375%    10/1/09 (2)          4,605        4,755
Ohio Building Auth. (Highway Safety Building)                            5.75%    10/1/08 (2)          5,055        5,428
Ohio Building Auth. (Highway Safety Building)                            6.00%     4/1/07 (2)          4,640        5,075
Ohio Building Auth. (State Correctional Fac.)                            5.70%    10/1/03              3,305        3,509
Ohio Building Auth. (State Correctional Fac.)                            5.70%    10/1/04              2,725        2,901
Ohio Building Auth. (State Correctional Fac.)                            5.80%    10/1/06              4,360        4,695
Ohio Building Auth. (State Correctional Fac.)                            5.90%    10/1/07              2,500        2,720
Ohio Building Auth. (State Correctional Fac.)                            5.90%    10/1/09 (1)          4,435        4,740
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/02              3,790        4,126
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/02 (1)          5,350        5,852
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/03              5,500        5,992
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/03 (1)          5,710        6,315
Ohio Building Auth. (State Correctional Fac.)                            6.50%    10/1/04              2,500        2,723
Ohio Building Auth. (State Correctional Fac.)                            7.20%     8/1/00             10,000       10,760
Ohio Building Auth. (State Correctional Fac.)                            7.25%     8/1/01              7,500        8,077
Ohio Building Auth. (State Correctional Fac.)                            7.30%     8/1/02             10,000       10,778
Ohio Building Auth. (State Correctional Fac.)                            7.35%     8/1/03              4,945        5,334
Ohio Higher Educ. Fac.                                                   5.90%    12/1/05              8,175        8,676
Ohio Public Fac. Comm. Higher Educ. Fac.                                 5.50%    12/1/06              5,465        5,699
Ohio Turnpike Comm. Rev.                                                 5.50%    2/15/10 (1)          4,435        4,581
Ohio Water Dev. Auth.                                                    6.00%    12/1/08 (2)          6,000        6,401
                                                                                                                -----------
                                                                                                                  227,840
                                                                                                                -----------
OKLAHOMA (1.9%)
Garfield County OK IDA PCR VRDO
   (Oklahoma Gas & Electric Co. Project)                                 3.35%     9/3/97             11,400       11,400
Grand River Dam Auth. OK                                                 5.70%     6/1/05             20,000       21,366
Grand River Dam Auth. OK                                                 5.75%     6/1/06             19,350       20,807
Grand River Dam Auth. OK                                                5.875%     6/1/07 (1)         14,500       15,772
Grand River Dam Auth. OK                                                 6.25%     6/1/11 (2)          7,600        8,528
Grand River Dam Auth. OK                                                 8.00%     6/1/02             21,000       24,094
Oklahoma Ind. Auth. (St. Anthony's Hosp.)                                7.50%    10/1/03 (1)          5,470        5,487
Tulsa County OK Ind. Auth. PUT (St. Francis Hosp.)                       5.15%   12/15/03              8,715        8,988
Tulsa OK Metro. Util. Auth.                                              7.00%     2/1/03              8,465        9,262
                                                                                                                -----------
                                                                                                                  125,704
                                                                                                                -----------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                  (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
OREGON (0.7%)
Oregon Veterans Welfare Program VRDO                                     3.30%     9/3/97 LOC            $ 6,445    $   6,445
Oregon Veterans Welfare Program VRDO                                     3.30%     9/3/97 LOC              8,400        8,400
Portland OR Sewer System Rev.                                            5.00%     6/1/10                 18,890       18,890
Portland OR Sewer System Rev.                                            5.00%     6/1/12 (3)             13,580       13,384
                                                                                                                    -----------
                                                                                                                       47,119
                                                                                                                    -----------
PENNSYLVANIA (8.0%)
Allegheny County PA GO                                                   7.45%    2/15/98                  2,000        2,033
Allegheny County PA GO                                                   7.60%    11/1/98 (Prere.)         2,000        2,083
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp. Project)                                     3.40%     9/3/97 LOC              3,500        3,500
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Allegheny General Hosp. Project)                                     3.40%     9/3/97 LOC                300          300
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp. Pittsburgh)                                         3.30%     9/4/97 (1)              1,600        1,600
Berks County PA GO                                                       7.25%   11/15/00 (3)(Prere.)     10,000       11,069
Delaware County PA Hosp. Rev. VRDO (Crozer-Chester Medical Center)       3.44%     9/3/97 LOC              2,900        2,900
Delaware County PA IDA PCR Refunding VRDO (PECO)                         3.50%     9/3/97 LOC              8,000        8,000
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)          6.00%     1/1/09                  5,355        5,606
Delaware County PA IDA Resource Recovery Rev. (Browning Ferris)          6.10%     1/1/07                  7,955        8,454
Erie County PA Prison Auth. Commonwealth Lease Rev.                      6.75%    11/1/01 (1)(Prere.)      5,295        5,777
Northumberland County PA Commonwealth Lease Rev.                         6.70%   10/15/01 (1)(Prere.)      7,005        7,623
Northumberland County PA Commonwealth Lease Rev.                         7.75%   10/15/01 (1)(Prere.)      6,000        6,765
Pennsylvania Convention Center Auth.                                     6.25%     9/1/04                 15,200       16,063
Pennsylvania Convention Center Auth.                                     6.70%     9/1/14 (1)              4,000        4,485
Pennsylvania COP                                                         4.80%     7/1/01 (2)             20,000       20,236
Pennsylvania COP                                                         4.90%     7/1/02 (2)             13,665       13,864
Pennsylvania COP                                                         5.00%     7/1/03 (2)              6,555        6,664
Pennsylvania GO                                                          5.00%    4/15/05                 24,290       24,689
Pennsylvania GO                                                          5.00%    4/15/07                  7,950        8,027
Pennsylvania GO                                                          5.00%    4/15/08                  9,250        9,269
Pennsylvania GO                                                         5.125%    9/15/09 (2)             20,000       20,170
Pennsylvania GO                                                         5.375%    5/15/13 (3)              3,515        3,540
Pennsylvania GO                                                          5.90%   11/15/01                  1,500        1,587
Pennsylvania GO                                                          6.20%   11/15/04                 12,480       13,510
Pennsylvania GO                                                          6.50%    11/1/06                  4,260        4,657
Pennsylvania GO                                                          7.10%    11/1/08                  6,700        7,207
Pennsylvania GO                                                         10.00%    4/15/02 (2)             10,160       12,456
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/03 (1)              7,380        7,509
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/04 (1)              9,295        9,429
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/05 (1)              7,690        7,772
Pennsylvania Higher Educ. Fac. Auth. (Allegheny/Delaware Valley)         5.00%   11/15/06 (1)              3,250        3,274
Pennsylvania Higher Educ. Fac. Auth. VRDO (Univ. of Pennsylvania)        3.20%     9/3/97                  1,400        1,400
Pennsylvania Higher Educ. Fac. Auth. VRDO
   (Univ. of Pennsylvania Health Services)                               3.20%     9/3/97                    500          500
Pennsylvania IDA                                                         6.50%     7/1/98                  9,850       10,060
Pennsylvania IDA                                                         6.60%     1/1/99                  5,065        5,227
Pennsylvania IDA                                                         6.60%     7/1/99                 10,355       10,790
Pennsylvania IDA                                                         6.70%     1/1/00                  7,420        7,805
Pennsylvania IDA                                                         6.70%     7/1/00                  9,080        9,636
Pennsylvania IDA                                                         6.80%     1/1/01                  5,000        5,364
Pennsylvania IDA                                                         6.80%     7/1/01                  5,480        5,923
Pennsylvania Intergovernmental Cooperation Auth.                         5.45%    6/15/08 (3)             14,595       14,955
Pennsylvania Intergovernmental Cooperation Auth.                         5.75%    6/15/99 (3)             17,000       17,494
Pennsylvania Intergovernmental Cooperation Auth.                         6.00%    6/15/02 (3)             28,500       30,374
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)              5.75%    6/15/11 (3)              4,695        4,933
Philadelphia PA Airport Rev. (Philadelphia Airport Systems)              6.00%    6/15/03 (3)              5,530        5,928
Philadelphia PA GO                                                       4.60%    5/15/99 (3)              4,345        4,380
Philadelphia PA GO                                                       6.00%   11/15/00 (3)             11,995       12,614
Philadelphia PA IDA VRDO (Franklin Institute)                            3.45%     9/4/97                  6,650        6,650
Philadelphia PA Muni. Lease Rev.                                         6.00%    7/15/03                  5,065        5,173
Philadelphia PA School Dist. GO                                          0.00%     7/1/00 (2)             15,500       13,683
Philadelphia PA School Dist. GO                                         5.375%     7/1/05 (1)              7,500        7,778

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
                                                                        COUPON       DATE                 (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA School Dist. GO                                          6.25%     9/1/05 (2)          $  5,000   $    5,477
Philadelphia PA School Dist. GO                                          6.25%     9/1/06 (2)             2,000        2,202
Philadelphia PA School Dist. GO                                          6.25%     9/1/08 (2)             4,000        4,437
Philadelphia PA School Dist. GO                                          6.25%     9/1/09 (2)             2,080        2,335
Philadelphia PA School Dist. GO                                          6.70%     7/1/99 (2)             9,000        9,405
Philadelphia PA Water & Waste Water Rev.                                 4.75%    6/15/98                11,540       11,601
Philadelphia PA Water & Waste Water Rev.                                 5.50%    6/15/06 (1)            12,750       13,383
Philadelphia PA Water & Waste Water Rev.                                 6.25%     8/1/07 (1)             5,000        5,546
Philadelphia PA Water & Waste Water Rev.                                6.875%    10/1/06 (1)            15,455       16,511
Pittsburgh PA GO                                                         5.00%     3/1/03 (1)             5,000        5,104
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.30%     9/3/97 (2)            14,000       14,000
Schuylkill PA Redev. Auth.                                               6.95%     6/1/01 (3)(Prere.)     3,995        4,378
                                                                                                                   -----------
                                                                                                                     535,164
                                                                                                                   -----------
PUERTO RICO (0.7%)
Puerto Rico Electric Power Auth. Rev.                                    6.50%     7/1/05 (1)            20,525       23,109
Puerto Rico GO                                                           5.00%     7/1/98                15,000       15,130
Puerto Rico Telephone Auth. Rev.                                         5.40%     1/1/08                 9,550        9,812
                                                                                                                   -----------
                                                                                                                      48,051
                                                                                                                   -----------
RHODE ISLAND (0.6%)
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/05 (1)             4,000        4,335
Rhode Island Consolidated Capital Dev. Loan GO                           6.00%     8/1/06 (1)             5,000        5,442
Rhode Island Depositors Econ. Protection Corp.                           6.55%     8/1/10 (1)            26,850       30,803
                                                                                                                   -----------
                                                                                                                      40,580
                                                                                                                   -----------
SOUTH CAROLINA (0.3%)
Piedmont SC Muni. Power Agency Rev.                                      5.40%     1/1/07 (1)             1,800        1,867
Piedmont SC Muni. Power Agency Rev.                                      5.40%     1/1/07 (1)             1,400        1,469
Piedmont SC Muni. Power Agency Rev. VRDO                                 3.30%     9/3/97 (1)            13,700       13,700
                                                                                                                   -----------
                                                                                                                      17,036
                                                                                                                   -----------
SOUTH DAKOTA (0.1%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)             7.50%     7/1/04 (1)             5,845        6,268
                                                                                                                   -----------
TENNESSEE (0.2%)
Metro. Govt. of Nashville TN Airport Auth. Improvement
   Refunding VRDO                                                        3.35%     9/3/97 (3)LOC          6,800        6,800
Shelby County TN (Methodist Health Systems)                              6.25%     8/1/06                 4,915        5,446
                                                                                                                   -----------
                                                                                                                      12,246
                                                                                                                   -----------
TEXAS (8.2%)
Anderson County TX Rev. (Coffield Prison Farm Project)                   5.50%    3/15/04 (2)             5,715        5,961
Anderson County TX Rev. (Coffield Prison Farm Project)                   5.50%    3/15/05 (2)             5,590        5,809
Anderson County TX Rev. (Coffield Prison Farm Project)                   5.50%    3/15/06 (2)             6,985        7,241
Austin TX Combined Util. System Rev.                                     5.20%   11/15/03 (1)             3,360        3,477
Austin TX Combined Util. System Rev.                                     5.30%    5/15/04 (1)             5,770        5,987
Austin TX Combined Util. System Rev.                                     5.80%   11/15/06 (1)             5,255        5,654
Austin TX Combined Util. System Rev.                                     6.00%   11/15/06 (1)            23,265       25,376
Austin TX Combined Util. System Rev.                                     7.25%   11/15/03                 5,605        5,916
Austin TX Combined Util. System Rev.                                     7.25%   11/15/03 (ETM)             395          452
Austin TX Combined Util. System Rev. CP                                  3.20%     9/9/97                 6,350        6,349
Austin TX Combined Util. System Rev. CP                                  3.45%    9/23/97                 6,350        6,349
Bell County TX Health Fac. Dev. Corp. (Scott & White Hosp.)             7.625%     9/1/03                 8,340        8,772
Birdville TX Independent School Dist.                                    5.75%    2/15/03                 4,990        5,284
Corpus Christi TX GO                                                     7.50%    11/1/97 (2)(Prere.)     1,155        1,162
Corpus Christi TX GO                                                     7.50%    11/1/98 (2)             1,865        1,876
Dallas/Fort Worth TX Regional Airport Joint Rev.                         8.75%    11/1/03                 4,890        4,929
Dallas TX Independent School Dist.                                       5.30%    8/15/08                 7,510        7,701
Dallas TX Independent School Dist.                                       5.40%    8/15/09                10,440       10,706
Dallas TX Independent School Dist.                                       5.50%    8/15/10                24,210       24,827
Dallas TX Independent School Dist.                                       5.60%    8/15/03 (Prere.)        2,220        2,345
Dallas TX Independent School Dist.                                       5.60%    8/15/04                 5,780        6,075
Dallas TX Independent School Dist.                                       5.70%    8/15/03 (Prere.)        1,230        1,305
Dallas TX Independent School Dist.                                       5.70%    8/15/06                 3,520        3,694
Gulf Coast TX Waste Disposal Auth. PCR VRDO (Amoco Project)              3.75%     9/3/97                 2,500        2,500

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
INTERMEDIATE-TERM PORTFOLIO                                             COUPON       DATE                  (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 6.00%     6/1/08               $  6,080    $   6,539
Harris County TX Health Fac. Dev. Corp. (Memorial Hosp.)                 6.00%     6/1/10 (1)              1,500        1,637
Harris County TX Toll Road                                               6.30%    8/15/02 (3)(Prere.)      4,470        4,908
Harris County TX Toll Road                                               6.30%    8/15/04 (3)                840          917
Harris County TX Toll Road VRDO                                          3.30%     9/3/97                 13,685       13,685
Houston TX GO                                                            5.00%     3/1/04                  6,265        6,373
Houston TX GO                                                            5.10%     3/1/06                 12,200       12,393
Houston TX GO                                                            5.80%     3/1/02                  5,080        5,361
Houston TX GO                                                            7.00%     3/1/08                 48,405       56,936
Houston TX GO                                                            7.30%     3/1/98 (3)(Prere.)      3,000        3,053
Houston TX Hotel Occupancy Tax Rev.                                      5.25%     7/1/07 (4)              6,585        6,753
Houston TX Housing Finance Corp. TOB VRDO                                3.40%     9/4/97 (4)              9,000        9,000
Houston TX Water & Sewer System Rev.                                     0.00%    12/1/00 (3)              6,130        5,305
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/01 (2)              3,220        3,551
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/02 (2)              4,125        4,617
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/03 (2)              3,100        3,515
San Antonio TX Electric & Gas System Rev.                                5.50%     2/1/02                  1,845        1,938
San Antonio TX Electric & Gas System Rev.                                5.50%     2/1/04                  2,700        2,804
San Antonio TX Electric & Gas System Rev.                                5.80%     2/1/06                  8,000        8,527
Southwest Higher Educ. Auth. of TX VRDO  (Southern Methodist Univ.)      3.75%     9/3/97 LOC              1,200        1,200
Tarrant County TX Water Control & Improvement Dist.                      4.50%     3/1/11 (3)              5,000        4,618
Texas GO                                                                 6.00%    10/1/06                  6,000        6,567
Texas GO                                                                 8.00%    10/1/07                 50,000       62,903
Texas Muni. Power Agency Rev.                                            6.10%     9/1/07 (1)             12,500       13,790
Texas Muni. Power Agency Rev.                                            6.10%     9/1/08 (1)             27,840       30,856
Texas Muni. Power Agency Rev.                                            6.10%     9/1/09 (1)              5,000        5,530
Texas Public Fin. Auth. Building Rev.                                    5.75%    10/1/09                  5,000        5,243
Texas Public Fin. Auth. Building Rev.                                    5.75%    10/1/10                  8,625        8,991
Texas Public Fin. Auth. Building Rev.                                    6.60%     2/1/00 (1)              5,000        5,271
Texas Public Fin. Auth. Building Rev.                                    6.75%     2/1/02 (1)              5,000        5,364
Texas Public Fin. Auth. Building Rev.                                    6.80%     2/1/03 (1)              5,000        5,358
Texas TRAN                                                               4.75%    8/31/98                 50,000       50,445
Texas Water Resource Finance Auth.                                       7.50%    8/15/01                  3,860        4,074
Univ. of Texas Permanent Univ. Fund                                      6.40%     7/1/02                  5,000        5,445
Univ. of Texas Rev.                                                      7.00%    8/15/07                 14,050       15,477
                                                                                                                   -----------
                                                                                                                      548,691
                                                                                                                   -----------
UTAH (0.2%)
Emery County UT PCR VRDO (PacifiCorp Project)                            3.75%     9/3/97 (2)              1,200        1,200
Jordan UT School Dist.                                                   5.75%    6/15/05                  4,235        4,551
Salt Lake County UT Building Rev.                                        5.90%    10/1/06 (1)              4,000        4,295
Salt Lake County UT PCR VRDO (British Petroleum)                         3.70%     9/3/97                  3,500        3,500
                                                                                                                   -----------
                                                                                                                       13,546
                                                                                                                   -----------
VIRGINIA (0.3%)
Chesapeake Bay Bridge & Tunnel VA                                        5.40%     7/1/05 (3)              6,090        6,374
Fairfax County VA GO                                                     7.25%     6/1/00                  5,805        6,265
Fairfax County VA IDA Hosp. Rev. VRDO
   (Inova Health System Hosp. Project)                                   3.30%     9/3/97                    400          400
Virginia Public School Auth.                                             5.40%     6/1/09                  5,750        5,949
                                                                                                                   -----------
                                                                                                                       18,988
                                                                                                                   -----------
Washington (3.6%)
King County WA GO                                                        6.00%    12/1/04                  5,000        5,360
King County WA GO                                                        6.10%    12/1/05                  5,000        5,364
Seattle WA GO                                                            5.60%    1/15/09                  5,020        5,226
Seattle WA Power and Light                                               5.10%     5/1/05                 10,575       10,810
Seattle WA Water System Rev.                                             5.00%    12/1/03                  2,000        2,045
Seattle WA Water System Rev.                                             5.10%    12/1/04                  4,000        4,105
Seattle WA Water System Rev.                                             5.20%    12/1/05                  2,320        2,387
Tacoma WA Electric System Rev.                                           5.70%     1/1/03 (2)              6,845        7,214
Washington GO                                                            5.50%     7/1/02                  5,000        5,228
Washington GO                                                            5.60%     9/1/04                  5,000        5,294
Washington GO                                                           5.625%     5/1/08                  7,535        7,847
Washington GO                                                            5.75%     9/1/07                 19,950       21,590
Washington GO                                                            5.75%     9/1/08                  4,000        4,304

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Washington GO                                                            5.75%     5/1/09          $   5,000   $    5,219
Washington GO                                                            6.00%     7/1/03              5,200        5,591
Washington GO                                                            6.00%     7/1/04              3,115        3,366
Washington GO                                                            6.10%     6/1/06              9,495       10,411
Washington GO                                                           6.125%     6/1/07             10,110       11,218
Washington GO                                                            6.20%     6/1/08             10,765       11,971
Washington GO                                                            6.25%     6/1/09             11,465       12,824
Washington GO                                                            6.25%     9/1/09             21,550       22,684
Washington GO                                                            6.25%     6/1/10              7,450        8,327
Washington GO                                                            6.25%     2/1/11              6,680        7,461
Washington GO                                                            7.00%    10/1/98              3,900        4,027
Washington GO                                                            7.10%     9/1/99              7,500        7,727
Washington GO                                                            7.20%     9/1/98 (Prere.)     2,365        2,441
Washington GO VRDO                                                       3.25%     9/3/97              7,600        7,600
Washington GO VRDO                                                       3.30%     9/3/97              5,400        5,400
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/02 (2)          5,105        5,433
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/03 (2)          5,270        5,640
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/04 (2)          5,515        5,926
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/05 (2)          4,830        5,204
Washington Health Care Fac. Auth. (Sisters of Providence)                6.00%    10/1/06 (2)          6,055        6,552
                                                                                                               ------------
                                                                                                                  241,796
                                                                                                               ------------
WISCONSIN (1.3%)
Wisconsin GO                                                             4.25%    11/1/99              4,000        4,015
Wisconsin GO                                                             6.20%     5/1/06             20,990       23,147
Wisconsin GO                                                             6.25%     5/1/07 +           22,970       25,540
Wisconsin GO                                                             6.25%     5/1/08             24,365       27,157
Wisconsin GO CP                                                          3.65%     9/3/97              4,046        4,046
                                                                                                               ------------
                                                                                                                   83,905
                                                                                                               ------------
WYOMING (0.2%)
Kemmerer WY VRDO (Exxon Project)                                         3.75%     9/3/97              2,600        2,600
Lincoln County WY PCR VRDO (Exxon Project)                               3.70%     9/3/97              3,600        3,600
Platte County WY PCR                                                     4.50%     1/1/01              2,250        2,254
Platte County WY PCR                                                     4.60%     1/1/02              2,430        2,434
                                                                                                               ------------
                                                                                                                   10,888
                                                                                                               ------------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $6,303,050)                                                                                            6,616,085
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              145,563
Liabilities                                                                                                      (103,967)
                                                                                                               ------------
                                                                                                                   41,596
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 500,713,719 outstanding $.001 par value shares
   (authorized 1,150,000,000 shares)                                                                           $6,657,681
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $13.30
===========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $9,879,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 51.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $6,357,235       $12.70
 Undistributed Net Investment Income                                                                      --          --
 Overdistributed Net Realized Gains--Note E                                                          (14,250)        (.03)
 Unrealized Appreciation--Note F

   Investment Securities                                                                             313,035          .63
   Futures Contracts                                                                                   1,661           --
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $6,657,681       $13.30
===========================================================================================================================

                                       33

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
---------------------------------------------------------------------------------------------------------------------------
ALABAMA (1.4%)
Birmingham AL Medical Center (Special Care Medical Center)               7.25%     7/1/15 (1)       $  6,715    $   6,800
Medical Clinic Board of Bessemer AL (Bessemer Carraway Hosp.)            7.25%     4/1/15 (1)          5,000        5,419
Medical Clinic Board of Montgomery AL (Jackson Hosp.)                    6.00%     3/1/26 (2)         12,000       12,523
Mobile AL Water & Sewer Comm.                                            5.50%     1/1/10 (3)          4,000        4,108
                                                                                                                -----------
                                                                                                                   28,850
                                                                                                                -----------
ALASKA (1.1%)
Alaska Housing Fin. Corp. Rev. VRDO                                      3.30%     9/3/97              1,980        1,980
Alaska Housing Fin. Corp. Rev. VRDO                                      3.35%     9/3/97                700          700
Anchorage AK Electric Rev.                                               8.00%    12/1/09 (1)          2,565        3,288
Anchorage AK Electric Rev.                                               8.00%    12/1/10 (1)          2,960        3,816
Anchorage AK Water GO                                                    7.20%     6/1/17 (2)         11,000       11,627
                                                                                                                -----------
                                                                                                                   21,411
                                                                                                                -----------
ARIZONA (0.5%)
Maricopa County AZ (Samaritan Health Service)                            7.00%    12/1/16 (1)          8,650       10,457

ARKANSAS (0.5%)
North Little Rock AR Electric System                                     6.50%     7/1/10 (1)          3,500        3,996
North Little Rock AR Electric System                                     6.50%     7/1/15 (1)          4,500        5,146
                                                                                                                -----------
                                                                                                                    9,142
                                                                                                                -----------
CALIFORNIA (11.0%)
California Health Fac. Finance Auth. (Adventist Health System)           6.75%     3/1/11 (1)         12,000       13,023
California Health Fac. Finance Auth. (Pomona Valley Hosp.)               5.75%     7/1/15              8,205        8,468
California Housing Finance Agency                                       8.625%     8/1/15 (1)          2,550        2,670
California PCR Rev. VRDO (Pacific Gas & Electric)                        3.45%     9/3/97 LOC          1,000        1,000
Fresno CA COP (City Hall Refinancing Project)                           6.375%     8/1/10 (2)         10,500       11,187
Fresno CA Sewer Rev.                                                     4.75%     9/1/26 (1)          7,400        6,571
Irvine CA Ranch Water Dist. VRDO                                         3.35%     9/3/97 LOC            700          700
Los Angeles CA Unit School Dist.                                        5.375%     7/1/16 (3)          5,000        4,973
Los Angeles County CA Metro. Transp. Auth. VRDO                          2.95%     9/3/97 (3)            900          900
Modesto CA Irrigation Dist. Finance Auth. (Woodland Project)             6.50%    10/1/22 (2)         20,225       23,415
MSR California Public Power Agency (San Juan Project)                   6.125%     7/1/13 (2)          7,000        7,773
MSR California Public Power Agency (San Juan Project)                    6.75%     7/1/20 (1)         13,000       15,324
Northern California Power Agency (Combustion Turbine Project)            6.00%    8/15/10 (1)          3,500        3,567
Oakland CA Redev. Agency (Central Dist. Project)                         5.50%     2/1/14 (2)          6,300        6,535
Oakland CA Redev. Agency (Central Dist. Project)                         6.00%     2/1/08 (2)          5,585        6,144
Orange County CA Water Dist. VRDO                                        3.50%     9/3/97               4000        4,000
Pittsburg CA Redev. Agency                                               5.50%     8/1/07 (3)          3,000        3,148
Port of Oakland CA Rev.                                                  5.40%    11/1/17 (1)         25,575       25,417
Sacramento CA Muni. Util. Dist.                                          5.75%    8/15/13 (1)         12,360       12,659
Sacramento CA Muni. Util. Dist.                                          6.50%     9/1/13 (1)          8,895       10,246
San Jose CA Tax Redev.                                                   6.00%     8/1/10 (1)          8,105        8,943
Santa Clara CA Redev. Agency (Bayshore North Project)                    7.00%     7/1/10 (2)          3,000        3,592
Santa Clara CA Valley Water Dist.                                        6.00%     2/1/24 (3)          5,000        5,197
Santa Rosa CA Waste Water Rev.                                           6.00%     9/1/15 (3)          5,000        5,433
South County CA Waste Water Auth. (Gilroy)                               5.50%     8/1/22 (3)          8,000        7,946
South County CA Waste Water Auth. (Morgan Hill)                          5.50%     8/1/22 (3)          7,000        6,953
Southern California Public Power Auth. (Palo Verde)                      5.00%     7/1/15 (2)          2,605        2,466
Southern California Rapid Transit Dist.                                  5.80%     9/1/06 (2)          4,000        4,369
Southern California Rapid Transit Dist.                                  5.90%     9/1/07 (2)          3,155        3,465
Ukiah CA Electric Rev.                                                   6.25%     6/1/18 (1)          6,330        7,081
                                                                                                                -----------
                                                                                                                  223,165
                                                                                                                -----------
COLORADO (3.8%)
Colorado Health Fac. Auth. (Sisters of Charity Health System Inc.)       6.00%    5/15/13 (1)          4,525        4,639
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/04 (1)         13,750        9,822
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/05 (1)         17,200       11,665
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/07 (1)         12,250        7,466
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/08 (1)         14,355        8,238
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/09             16,500        8,898

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          FACE       MARKET
                                                                                 MATURITY               AMOUNT       VALUE*
                                                                        COUPON       DATE                (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------
Denver CO Health Fac. (St. Anthony's Hosp.)                              7.70%     5/1/07 (1)          $ 2,800    $   2,989
Northern Colorado Water Conservation Dist. Rev.                          6.50%    12/1/12 (2)           20,575       23,098
                                                                                                                  -----------
                                                                                                                     76,815
                                                                                                                  -----------
CONNECTICUT (0.3%)
Connecticut Special Obligation Transp. Infrastructure Rev.              5.625%    10/1/14 (3)            3,000        3,067
South Central CT Regional Water Auth. Water System Rev.                  5.75%     8/1/12 (3)            3,100        3,211
                                                                                                                  -----------
                                                                                                                      6,278
DELAWARE (1.0%)
Delaware Econ. Dev. Auth. (Delmarva Power & Light)                       7.30%     9/1/15 (3)            4,000        4,325
Delaware Health Fac. Auth. (Delaware Medical Center)                     7.00%    10/1/15 (1)            6,000        6,416
Dover DE Electric Rev.                                                   5.75%     7/1/15 (3)            5,225        5,350
Dover DE Electric Rev.                                                   6.10%     7/1/11 (3)            2,000        2,117
Sussex County DE Waste Water Rev.                                        6.60%    6/15/25 (1)(Prere.)    2,500        2,809
                                                                                                                  -----------
                                                                                                                     21,017
                                                                                                                  -----------
DISTRICT OF COLUMBIA (0.5%)
District of Columbia Rev. (Howard Univ.)                                 5.75%    10/1/17 (1)           10,030       10,244
                                                                                                                  -----------
FLORIDA (8.1%)
Coral Springs FL Improvement Dist. Water & Sewer GO                      6.00%     6/1/10 (1)            3,000        3,292
Dade County FL Water & Sewer Rev. VRDO                                   3.25%     9/3/97 (3)           10,880       10,880
Davie FL Water & Sewer Rev.                                             6.375%    10/1/12 (2)            2,620        2,974
Florida Muni. Power Agency (Stanton Project)                             5.00%    10/1/19 (1)            8,100        7,605
Hillsborough County FL IDA PCR Rev. VRDO (Tampa Electric Co.)            3.65%     9/3/97 LOC              100          100
Orange and Orlando County FL Expressway Auth.                            8.25%     7/1/13 (3)            9,695       12,943
Orange and Orlando County FL Expressway Auth.                            8.25%     7/1/15 (3)            8,360       11,261
Orange and Orlando County FL Expressway Auth.                            8.25%     7/1/16 (3) +         12,295       16,631
Orange County FL Health Auth. Hosp. (Adventist for Sunbelt Group)        6.25%   11/15/10 (2)            4,000        4,378
Palm Beach FL Criminal Justice                                           7.20%     6/1/14 (3)           16,300       19,977
Palm Beach FL Criminal Justice                                           7.20%     6/1/15 (3)            4,000        4,909
St. Lucie County FL Util. System Rev.                                    6.00%    10/1/20 (3)(ETM)       2,350        2,495
Sarasota County FL Public Hosp. (Sarasota Memorial Hosp.)                5.75%    10/1/17 (1)           28,850       29,582
Seacoast FL Util. Auth. Water & Sewer Rev.                               5.50%     3/1/19 (3)            2,000        2,046
Tampa FL Util. Rev.                                                      6.75%    10/1/10 (2)            9,330       10,923
Tampa FL Util. Rev.                                                      6.75%    10/1/11 (2)            9,965       11,702
Tampa FL Util. Rev.                                                      6.75%    10/1/12 (2)           10,635       12,515
                                                                                                                  -----------
                                                                                                                    164,213
                                                                                                                  -----------
GEORGIA (0.6%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  3.70%     9/3/97                1,000        1,000
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  3.80%     9/3/97                  130          130
Henry County GA School Dist. GO                                          6.45%     8/1/11 (1)            4,000        4,568
Private Colleges & Universities Auth. of GA (Mercer Univ. Project)       6.50%    11/1/15 (1)            5,000        5,739
                                                                                                                  -----------
                                                                                                                     11,437
                                                                                                                  -----------
HAWAII (1.4%)
Hawaii Airport System Rev.                                               6.35%     7/1/07 (1)            8,000        8,788
Hawaii Highway Rev.                                                      5.25%     7/1/11                1,650        1,657
Hawaii Highway Rev.                                                      5.25%     7/1/12                1,500        1,500
Hawaii Highway Rev.                                                      5.25%     7/1/16                2,550        2,490
Honolulu HI City & County GO                                             8.00%    10/1/10               11,000       13,994
                                                                                                                  -----------
                                                                                                                     28,429
                                                                                                                  -----------
ILLINOIS (4.5%)
Chicago IL Board of Educ. GO                                             6.25%     1/1/11 (1)            7,000        7,786
Chicago IL Public Building Comm.                                         7.00%     1/1/20 (1)(ETM)      21,500       25,610
Chicago IL Waste Water Transmission Rev.                                 6.50%     1/1/08 (3)            1,315        1,493
Cook County IL GO                                                        7.25%    11/1/07 (1)            6,000        7,150
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)             7.40%    12/1/24 (1)           14,000       16,130
Illinois Regional Transit Auth. GO (Cook, DuPage, and Kane Counties)     7.20%    11/1/20 (2)           24,000       29,597
Will County IL Community Unit School Dist. (Romeoville)                  7.10%    12/1/09 (2)            1,250        1,505
Will County IL Community Unit School Dist. (Romeoville)                  7.10%    12/1/10 (2)            1,115        1,347
                                                                                                                  -----------
                                                                                                                     90,618
                                                                                                                  -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
INDIANA (1.0%)
Indiana Muni. Power Agency                                              6.125%     1/1/13 (1)        $13,250    $  14,607
Merrillville IN School Building Corp.                                    6.65%     7/1/06 (1)          5,500        6,225
                                                                                                                -----------
                                                                                                                   20,832
                                                                                                                -----------
KANSAS (0.6%)
Kansas Health System Dev. Auth. (St. Luke Mission)                      5.375%   11/15/16 (1)          6,300        6,207
Kansas Health System Dev. Auth. (St. Luke Mission)                      5.375%   11/15/21 (1)          3,000        2,926
Kansas Health System Dev. Auth. (St. Luke Mission)                      5.375%   11/15/16 (1)          3,000        2,956
                                                                                                                -----------
                                                                                                                   12,089
                                                                                                                -----------
KENTUCKY (1.8%)
Jefferson County KY Health System Rev. (Jewish Hosp.)                    5.75%     1/1/26 (2)         11,000       11,229
Kentucky Dev. Finance Auth. Hosp. Fac. Rev.
   (St. Elizabeth's Medical Center)                                      6.00%    11/1/10 (3)         23,885       25,115
                                                                                                                -----------
                                                                                                                   36,344
                                                                                                                -----------
LOUISIANA (2.8%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.70%     9/3/97              1,980        1,980
Jefferson Parish LA Sales Tax Rev.                                       6.75%    12/1/06 (3)          8,500        9,348
New Orleans LA Capital Appreciation                                      0.00%     9/1/13 (2)          9,000        3,806
New Orleans LA GO                                                        0.00%     9/1/10 (2)          8,500        4,310
New Orleans LA GO                                                        0.00%     9/1/11 (2)         10,475        5,001
New Orleans LA GO                                                        6.00%     9/1/21 (2)         22,250       22,894
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)               5.70%    5/15/16 (4)          4,900        5,002
Ouachita Parish LA Hosp. Service (Glenwood Medical Center)               5.75%    5/15/21 (4)          3,200        3,269
                                                                                                                -----------
                                                                                                                   55,610
                                                                                                                -----------
MAINE (0.8%)
Maine Health & Higher Educ. Fac. Auth.
   (Eastern Maine Medical Center)                                       6.375%    10/1/21 (3)          8,000        8,625
Maine Turnpike Rev.                                                      6.00%     7/1/18 (1)          7,000        7,311
                                                                                                                -----------
                                                                                                                   15,936
                                                                                                                -----------
MARYLAND (0.7%)
Maryland Health & Educ. Fac. Auth.
   (Univ. of Maryland Medical System)                                    7.00%     7/1/22 (3)         12,025       14,638
                                                                                                                -----------
MASSACHUSETTS (7.1%)
Boston MA GO                                                             6.50%     7/1/12 (2)          4,750        5,192
Boston MA Water & Sewer Comm.                                            7.25%    11/1/06 (5)          2,500        2,587
Lawrence MA GO                                                           4.75%    2/15/14 (2)          1,500        1,382
Massachusetts Consolidated Loan GO                                       4.50%    11/1/15 (2)         15,000       13,289
Massachusetts Consolidated Loan GO                                       7.00%     7/1/09 (3)         32,250       38,244
Massachusetts Health & Educ. Fac. Auth. (Boston College)                 6.75%     7/1/11 (3)          6,595        7,201
Massachusetts Health & Educ. Fac. Auth. (Falmouth Hosp.)                 5.50%     7/1/08 (1)          1,425        1,468
Massachusetts Health & Educ. Fac. Auth. (Lahey Clinic)                   7.85%     7/1/03 (1)          3,360        3,909
Massachusetts Health & Educ. Fac. Auth.
   (Massachusetts General Hosp.)                                         6.25%     7/1/12 (2)         19,650       21,800
Massachusetts Housing Finance Agency Rev.                                5.95%    10/1/08 (2)         27,485       28,745
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99             11,000       11,160
Massachusetts Water Auth.                                                4.75%    12/1/21 (1)          9,660        8,695
                                                                                                                -----------
                                                                                                                  143,672
                                                                                                                -----------
MICHIGAN (4.1%)
Detroit MI Sewer System Rev.                                             5.45%     7/1/07 (3)          6,850        7,119
Michigan Hosp. Fin. Auth. Rev. (Mercy Health)                           5.375%    8/15/26 (2)          5,000        4,875
Michigan Strategic Fund (Detroit Edison)                                 7.00%    7/15/08 (1)         18,375       21,683
Michigan Trunk Line Rev.                                                5.625%    11/1/26 (3)         10,000       10,086
Monroe County MI Econ. Dev. Corp. (Detroit Edison)                       6.95%     9/1/22 (3)         25,000       30,401
St. Clair MI Econ. Dev. Corp. PCR (Detroit Edison)                       6.40%     8/1/24 (2)          8,000        8,820
                                                                                                                -----------
                                                                                                                   82,984
                                                                                                                -----------
MINNESOTA (0.5%)
Southern Minnesota Muni. Power Agency Supply System Rev.                 5.50%     1/1/15 (2)          6,120        6,149
Southern Minnesota Muni. Power Agency Supply System Rev.                 5.50%     1/1/15 (2)(Prere.)  3,880        3,916
                                                                                                                -----------
                                                                                                                   10,065
                                                                                                                -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MISSOURI (0.2%)
Missouri Health & Educ. Fac. Auth. (Lester Cox Medical Center)           5.25%     6/1/15 (1)          5,000    $   4,988
                                                                                                                -----------
NEVADA (0.3%)
Clark County NV Airport System Rev. VRDO
   (McCarren International Airport)                                      3.25%     9/3/97 (1)            300          300
Clark County NV GO                                                       6.50%     6/1/17 (2)          5,000        5,742
                                                                                                                -----------
                                                                                                                    6,042
                                                                                                                -----------
NEW HAMPSHIRE (0.4%)
New Hampshire Higher Educ. (Hitchcock Clinic)                            6.00%     7/1/15 (1)          7,560        7,837
                                                                                                                -----------
NEW JERSEY (4.6%)
Atlantic County NJ Public Fac. COP                                       7.40%     3/1/12 (3)          4,335        5,358
Hoboken-Union City-Weehawken NJ Sewage Auth.                             6.25%     8/1/14 (1)         10,185       11,415
Hoboken-Union City-Weehawken NJ Sewage Auth.                             6.25%     8/1/15 (1)         10,820       12,107
New Jersey Health Care Fac. Finance Auth.
   (St. Clares-Riverside Medical Center)                                 5.75%     7/1/14 (1)          3,000        3,092
New Jersey Sports & Exposition Auth.                                     6.50%     3/1/13 (1)         18,795       21,548
New Jersey Turnpike Auth.                                                6.50%     1/1/13 (1)         30,000       34,360
New Jersey Turnpike Auth.                                                6.50%     1/1/16 (1)          5,000        5,730
New Jersey Turnpike Auth. VRDO                                           2.65%     9/3/97 (3) LOC        400          400
                                                                                                                -----------
                                                                                                                   94,010
                                                                                                                -----------
NEW MEXICO (0.9%)
Albuquerque NM Hosp. System (Presbyterian Health)                       6.375%     8/1/07 (1)          4,000        4,357
Farmington NM Util. Systems Rev.                                         5.75%    5/15/13 (3)          3,000        3,084
Santa Fe NM Rev.                                                         6.30%     6/1/24 (2)          5,000        5,485
Univ. of New Mexico Rev.                                                5.375%     6/1/26 (1)          5,000        4,903
                                                                                                                -----------
                                                                                                                   17,829
                                                                                                                -----------
NEW YORK (4.2%)
Metro. NY Transp. Auth.                                                  6.00%     4/1/20 (1)         18,000       19,522
New York City NY GO VRDO                                                 3.25%     9/3/97 LOC          9,000        9,000
New York City NY Muni. Assistance Corp. VRDO                             3.15%     9/3/97                600          600
New York City NY Muni. Water & Sewer System Rev.                         7.00%    6/15/09 (2)          1,845        2,014
New York City NY VRDO                                                    3.15%     9/3/97 LOC          4,900        4,900
New York State Medical Care Fac. Finance Agency
   (Mental Health Improvement)                                           6.00%    8/15/15 (1)          5,000        5,216
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.00%     4/1/06 (2)         11,815       12,855
New York State Thruway Auth. (Highway & Bridge Trust Fund)               6.00%     4/1/07 (2)         16,480       17,998
Suffolk County NY Water Auth.                                            5.75%     6/1/13 (2)          7,345        7,564
Triborough Bridge & Tunnel Auth. of NY Rev.                              6.00%     1/1/14              4,500        4,663
Triborough Bridge & Tunnel Auth. of NY Rev.                              6.00%     1/1/15 (2)          1,275        1,319
                                                                                                                -----------
                                                                                                                   85,651
                                                                                                                -----------
NORTH CAROLINA (1.1%)
North Carolina Higher Educ. VRDO (Duke Univ.)                            3.33%     9/4/97              1,940        1,940
North Carolina Medical Care Rev. (Wake County Hosp.)                     5.25%    10/1/17 (1)         14,250       13,853
North Carolina Muni. Power Agency (Catawba Electric)                     6.00%     1/1/10 (1)          6,750        7,385
                                                                                                                -----------
                                                                                                                   23,178
                                                                                                                -----------
NORTH DAKOTA (1.1%)
Bismarck ND Medical Center                                               7.50%     5/1/13 (5)         10,000       10,678
Mercer County ND PCR (Basin Electric Power)                              6.05%     1/1/19 (2)         10,000       10,546
                                                                                                                -----------
                                                                                                                   21,224
                                                                                                                -----------
OHIO (3.9%)
Cleveland OH Airport System Rev.                                         0.00%     1/1/06 (1)          3,475        2,323
Cleveland OH Public Power System Rev.                                    7.00%   11/15/16 (1)          5,000        5,673
Cleveland OH School Dist. Board of Educ. GO                             5.875%    12/1/11 (3)          4,720        4,907
Cleveland OH Water Works Rev.                                            6.25%     1/1/15 (2)          2,500        2,679
Columbus OH Electric System Rev. VRDO                                    3.55%    10/1/97 LOC            100          100
Columbus OH VRDO                                                         3.25%     9/4/97                400          400
Cuyahoga County OH Hosp. Refunding and Improvement (Univ. Hosp.)        5.625%    1/15/21 (1)         11,480       11,564
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic Foundation)         3.30%     9/3/97 LOC            400          400
Franklin County OH Convention Center Rev.                                0.00%    12/1/06 (1)          4,355        2,785

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
INSURED LONG-TERM PORTFOLIO                                             COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Greater Cleveland OH Regional Transp. Auth. GO                           5.65%    12/1/16 (3)        $ 5,000     $  5,110
Northeast Ohio Regional Sewer Dist. Waste Water Improvement              6.50%   11/15/01 (2)          5,750        6,275
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                    7.10%     6/1/18 (3)          6,500        7,033
Ohio Air Quality Dev. Auth. PCR (Ohio Edison Project)                    7.45%     3/1/16 (3)          9,500       10,314
Ohio Air Quality Dev. Auth. VRDO (Cincinnati Gas & Electric)             3.75%     9/3/97 LOC            900          900
Ohio GO                                                                 7.625%     8/1/09              4,345        5,418
Ohio Turnpike Comm. Rev.                                                 5.50%    2/15/26 (1)         12,800       12,781
                                                                                                                -----------
                                                                                                                   78,662
                                                                                                                -----------
OKLAHOMA (0.3%)
Grand River Dam Auth. OK                                                 5.75%     6/1/06 (4)          5,800        6,237

OREGON (1.3%)
Oregon Health, Housing, Educ. & Cultural Fac. (Lewis & Clark College)    6.00%    10/1/13 (1)          2,250        2,382
Oregon Health Sciences Univ. Rev.                                        5.25%     7/1/25 (1)          8,000        7,705
Portland OR GO Sewer Rev.                                                5.50%     6/1/17 (1)         15,000       15,154
                                                                                                                -----------
                                                                                                                   25,241
                                                                                                                -----------
PENNSYLVANIA (8.1%)
Allegheny County PA Hosp. Auth. (Presbyterian Hosp.)                    7.125%     7/1/99 (1)(Prere.) 12,500       13,399
Allegheny County PA Sanitary Auth.                                       5.50%    12/1/16 (3)         10,000       10,005
Allegheny County PA Sanitary Auth.                                       6.00%    12/1/19 (1)         20,000       21,047
Armstrong County PA Hosp. Auth. Rev.                                     6.25%     6/1/13 (2)         18,400       19,507
Lehigh County PA General Purpose Auth. (Lehigh Valley Hosp.)             6.50%     7/1/10 (1)          6,655        7,268
Pennsylvania Convention Center Auth. Rev.                                6.00%     9/1/19 (3)(ETM)    10,000       10,768
Pennsylvania Convention Center Auth. Rev.                                6.70%     9/1/16 (3)(ETM)     9,970       11,436
Pennsylvania Higher Educ. Fac. Health Service Rev.
   (Allegheny-Delaware Valley)                                          5.875%   11/15/16 (1)         20,000       20,670
Pennsylvania Higher Educ. Fac. VRDO (Univ. of Pennsylvania)              3.20%     9/3/97                500          500
Pennsylvania Turnpike Comm. Rev.                                         6.00%     6/1/15 (1)          1,000        1,030
Philadelphia PA Gas Works Rev.                                           6.00%    5/15/12 (2)          3,000        3,096
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/10 (3)         15,000       17,856
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/11 (3)         16,500       19,722
Pittsburgh PA Water & Sewer System Rev.                                  7.25%     9/1/14 (3)(ETM)     5,000        5,958
York County PA IDA PCR VRDO (Public Service Electric & Gas)              3.10%     9/3/97 (1)          2,400        2,400
                                                                                                                -----------
                                                                                                                  164,662
                                                                                                                -----------
PUERTO RICO (0.8%)
Puerto Rico Highway and Transp. Rev.                                     6.00%     7/1/18 (4)         10,850       11,873
Puerto Rico Public Building Auth.                                        0.00%     7/1/01 (3)          4,150        3,526
                                                                                                                -----------
                                                                                                                   15,399
                                                                                                                -----------
RHODE ISLAND (0.3%)
Rhode Island Depositors Econ. Protection Corp.                           5.80%     8/1/12 (1)          2,000        2,147
Rhode Island Public Building Auth.                                       6.00%     2/1/11 (2)          3,805        3,904

SOUTH CAROLINA (3.8%)
Piedmont SC Muni. Power Agency Rev.                                      5.00%     1/1/18 (3)         23,585       22,178
Piedmont SC Muni. Power Agency Rev.                                      6.75%     1/1/19 (3)         10,600       12,474
Piedmont SC Muni. Power Agency Rev.                                      6.75%     1/1/20 (3)         23,515       27,774
Public Service Auth. Rev. of South Carolina                              6.25%     1/1/22 (2)         13,000       13,908
                                                                                                                -----------
                                                                                                                   76,334
                                                                                                                -----------
SOUTH DAKOTA (0.7%)
South Dakota Health & Educ. Fac. Auth. Rev. (McKennan Hosp.)            7.625%     7/1/14 (1)         11,500       13,882
                                                                                                                -----------
TENNESSEE (1.1%)
Health, Educ. & Housing Fac. of Tennessee (Methodist Health System)      5.50%     8/1/12 (1)          2,500        2,556
Knox County TN Health, Educ. & Housing Fac. (Fort Sanders Hosp.)         8.00%     1/1/08 (1)          3,000        3,097
Nashville and Davidson County TN Health and Educ. Fac.
    (Meharry Medical College)                                            6.00%    12/1/12 (2)          3,405        3,742
Tennessee Housing Dev. Agency                                           7.125%     7/1/17 (1)          2,665        2,800
Tennessee School Board Auth. Higher Educ. Fac.                           5.50%     5/1/22 (4)          9,500        9,487
                                                                                                                -----------
                                                                                                                   21,682
                                                                                                                -----------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE       MARKET
                                                                                 MATURITY                 AMOUNT       VALUE*
                                                                        COUPON       DATE                  (000)        (000)
-------------------------------------------------------------------------------------------------------------------------------
TEXAS (7.3%)
Austin TX Combined Util. System Rev.                                     5.75%   11/15/16 (2)           $ 10,000   $   10,179
Colorado River Muni. Water Dist. of TX Rev.                              6.00%     1/1/16 (2)              6,000        6,160
Corpus Christi TX Util. System Rev.                                      7.00%    7/15/10 (3)              7,500        8,145
Harris County TX Toll Road VRDO                                          3.30%     9/3/97                  1,600        1,600
Houston TX Public Improvement                                            7.00%     3/1/08                 16,000       18,820
Houston TX Water & Sewer System Rev.                                     7.00%    12/1/20 (1)             12,280       13,514
Houston TX Water Conveyance System                                       6.25%   12/15/12 (2)              8,340        9,368
Houston TX Water Conveyance System                                       6.80%   12/15/10 (2)              5,490        6,452
Houston TX Water Conveyance System                                       6.80%   12/15/11 (2)              8,910       10,503
Houston TX Water Conveyance System                                       7.50%   12/15/12 (2)              1,000        1,255
Houston TX Water Conveyance System                                       7.50%   12/15/13 (2)              1,100        1,384
Lower Colorado River Auth. of Texas Rev.                                5.625%     1/1/15 (4)(Prere.)      3,055        3,181
Northeast Hosp. Auth. (Northeast Medical Center)                        5.625%    5/15/17 (4)              7,425        7,485
Northeast Hosp. Auth. (Northeast Medical Center)                        5.625%    5/15/22 (4)              7,110        7,105
Northeast Hosp. Auth. (Northeast Medical Center)                         6.00%    5/15/09 (4)              2,000        2,164
Northeast Hosp. Auth. (Northeast Medical Center)                         6.00%    5/15/10 (4)              2,000        2,155
Northeast Hosp. Auth. (Northeast Medical Center)                         6.25%    5/15/11 (4)              1,400        1,543
Northeast Hosp. Auth. (Northeast Medical Center)                         6.25%    5/15/12 (4)              1,000        1,102
San Antonio TX Electric & Gas System Rev.                                0.00%     2/1/06 (3)             18,000       11,885
San Antonio TX Electric & Gas System Rev.                                0.00%     2/1/07 (3)             15,000        9,384
Texas TRAN                                                               4.75%    8/31/98                 10,000       10,089
Texas Turnpike Auth. of Dallas North Toll (Addison Project)              6.60%     1/1/23 (3)              4,500        5,021
                                                                                                                    -----------
                                                                                                                      148,494
                                                                                                                    -----------
VIRGINIA (0.7%)
Henry County VA Public Service Auth.                                     6.25%   11/15/19 (3)              1,500        1,607
Norfolk VA Water Dev.                                                    5.90%    11/1/25 (1)             12,150       12,552
                                                                                                                    -----------
                                                                                                                       14,159
                                                                                                                    -----------
WASHINGTON (1.5%)
Snohomish County WA Mukilteo School Dist.                                5.60%    12/1/08 (3)              6,960        7,421
Snohomish County WA Mukilteo School Dist.                                5.65%    12/1/09 (3)              9,160        9,795
Snohomish County WA Mukilteo School Dist.                                5.65%    12/1/10 (3)              3,950        4,208
Snohomish County WA Mukilteo School Dist.                                5.70%    12/1/11 (3)              5,000        5,343
Washington GO VRDO                                                       3.30%     9/3/97                  2,700        2,700
                                                                                                                    -----------
                                                                                                                       29,467
                                                                                                                    -----------
WEST VIRGINIA (1.3%)
West Virginia Hosp. Finance Auth. (Charleston Medical Center)            5.75%     9/1/13 (1)              8,000        8,296
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)         7.00%     7/1/11 (1)              7,325        8,759
West Virginia State Building Comm. Rev. (Jail & Correction Fac.)         7.00%     7/1/12 (1)              7,840        9,404
                                                                                                                    -----------
                                                                                                                       26,459
                                                                                                                    -----------
WISCONSIN (0.2%)
Wisconsin Health & Educ. (St. Luke's Medical Center)                     7.10%    8/15/11 (1)              4,000        4,422
                                                                                                                    -----------
WYOMING (0.1%)
Kemmerer WY VRDO (Exxon Project)                                         3.75%     9/3/97                  2,100        2,100
Lincoln County WY PCR VRDO (Exxon Project)                               3.70%     9/3/97                    700          700
                                                                                                                    -----------
                                                                                                                        2,800
                                                                                                                    -----------
-------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,816,843)                                                                                                1,988,956
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
INSURED LONG-TERM PORTFOLIO                                                                                         (000)
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                           $   55,894
Liabilities                                                                                                       (20,793)
                                                                                                                   35,101
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 162,531,461 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                             $2,024,057
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $12.45
===========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with a value of $6,763,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 51.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,863,800       $11.46
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains--Note E                                                          (11,359)        (.07)
 Unrealized Appreciation
 (Depreciation)--Note F
      Investment Securities                                                                          172,113         1.06
      Futures Contracts                                                                                 (497)          --
---------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $2,024,057       $12.45
===========================================================================================================================

                                      40

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
LONG-TERM PORTFOLIO                                                     COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.5%)
---------------------------------------------------------------------------------------------------------------------------
ARIZONA (0.8%)
Scottsdale AZ IDA (Memorial Hosp.)                                       6.00%     9/1/12 (2)       $  4,000    $   4,254
Scottsdale AZ IDA (Memorial Hosp.)                                      6.125%     9/1/17 (2)          4,700        5,020
                                                                                                                -----------
                                                                                                                    9,274
                                                                                                                -----------
CALIFORNIA (13.0%)
Anaheim CA Public Finance Auth.                                          6.00%     9/1/13 (4)          7,000        7,683
Anaheim CA Public Finance Auth.                                          6.00%     9/1/14 (4)          2,500        2,736
California GO                                                            6.25%     9/1/12              5,000        5,609
California GO CP                                                         3.35%     9/2/97             17,600       17,600
California PCR VRDO (Pacific Gas & Electric)                             3.45%     9/3/97 LOC          2,800        2,800
California Public Works Rev. (Community College Project)                5.625%     3/1/16 (2)         11,370       11,555
California Public Works Rev. (Dept. of Corrections)                     5.625%    11/1/16 (1)         16,675       16,943
California State Dept. of Water (Central Valley Project)                 4.75%    12/1/25              3,120        2,770
Culver City CA Redev. Finance Auth.                                      4.60%    11/1/20 (2)         10,240        8,955
Fresno CA Sewer Rev.                                                     6.25%     9/1/10 (2)          6,395        7,211
Irvine CA Water Dist. VRDO                                               3.35%     9/3/97 LOC            100          100
Los Angeles County CA COP (Capital Fac. Project)                         6.50%     3/1/10             21,815       22,728
San Bernardino CA COP (Capital Fac. Project)                            6.875%     8/1/24 (ETM)       18,000       21,915
San Bernardino CA Medical Center COP                                     5.50%     8/1/19 (1)         11,400       11,271
San Bernardino CA Medical Center COP                                     5.50%     8/1/24 (1)         14,295       14,038
San Diego County CA TRAN                                                4.375%    9/30/97 LOC          4,800        4,802
                                                                                                                -----------
                                                                                                                  158,716
                                                                                                                -----------
COLORADO (0.9%)
E-470 Public Highway Auth. CO Rev.                                       5.00%     9/1/15 (1)         11,645       11,152
                                                                                                                -----------
DISTRICT OF COLUMBIA (0.9%)
District of Columbia GO                                                  5.40%     6/1/12 (2)          5,000        5,009
District of Columbia GO                                                  6.75%     6/1/05 (2)          6,140        6,543
                                                                                                                -----------
                                                                                                                   11,552
                                                                                                                -----------
FLORIDA (0.1%)
Dade County FL Water & Sewer System Rev. VRDO                            3.25%     9/3/97 (3)            700          700
                                                                                                                -----------
GEORGIA (2.9%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  3.80%     9/3/97              8,300        8,300
College Park GA IDA GO (Civic Center)                                    7.00%     9/1/10             11,500       13,478
Metro. Atlanta GA Rapid Transit Auth. Rev.                               6.25%     7/1/18             12,170       13,486
                                                                                                                -----------
                                                                                                                   35,264
                                                                                                                -----------
ILLINOIS (4.7%)
Chicago IL Metro. Water Capital Improvement Rev.                         7.00%     1/1/11             20,000       23,793
Chicago IL Public Building Comm.                                         7.00%     1/1/20 (1)(ETM)     6,000        7,147
Chicago IL Skyway Toll Bridge Rev.                                       6.50%     1/1/10              7,750        8,617
Illinois Dev. Finance Auth. PCR (Illinois Power Co. Project)             7.40%    12/1/24 (1)          8,150        9,390
Illinois Metro. Pier & Exposition Auth. Rev.                             6.75%     6/1/10 (1)          6,000        6,883
Illinois Toll Highway Auth. Rev. VRDO                                    3.25%     9/3/97 (1)LOC       1,005        1,005
                                                                                                                -----------
                                                                                                                   56,835
                                                                                                                -----------
INDIANA (2.0%)
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)            5.75%     7/1/15 (1)          4,470        4,540
Indiana State Office Building Comm. Rev.                                 6.90%     7/1/11             16,875       19,643
                                                                                                                -----------
                                                                                                                   24,183
                                                                                                                -----------
LOUISIANA (2.8%)
De Soto Parish LA PCR (Southwestern Electric Power Co.)                  7.60%     1/1/19             24,300       27,615
East Baton Rouge LA PCR VRDO (Exxon Project)                             3.70%     9/3/97              6,400        6,400
                                                                                                                -----------
                                                                                                                   34,015
                                                                                                                -----------
MASSACHUSETTS (7.6%)
Massachusetts Bay Transp. Auth.                                          7.00%     3/1/21             15,000       18,128
Massachusetts GO                                                         5.75%     5/1/12              7,500        8,025
Massachusetts GO                                                         6.00%     6/1/11              3,500        3,696
Massachusetts GO                                                         6.50%     8/1/01 (Prere.)     3,115        3,408
Massachusetts GO                                                         6.50%     8/1/11              2,345        2,543
Massachusetts Housing Finance Agency                                    6.125%   11/15/08              3,500        3,641

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
LONG-TERM PORTFOLIO                                                     COUPON       DATE                 (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99              $  7,000   $    7,102
Massachusetts Water Resources Auth. Rev.                                 5.50%    11/1/16 (3)             5,000        5,033
Massachusetts Water Resources Auth. Rev.                                 5.50%    7/15/22                 5,000        4,881
Massachusetts Water Resources Auth. Rev.                                 6.50%    7/15/19 +              32,000       36,395
                                                                                                                   -----------
                                                                                                                      92,852
                                                                                                                   -----------
MICHIGAN (1.6%)
Detroit MI GO                                                           6.375%     4/1/07                10,500       11,357
Grand Rapids MI Tax Increment Rev. (Downtown Project)                   6.875%     6/1/24 (1)             7,500        8,455
                                                                                                                   -----------
                                                                                                                      19,812
                                                                                                                   -----------
MISSISSIPPI (1.1%)
Claiborne County MS PCR (Middle South Energy)                           9.875%    12/1/14                10,000       10,842
Jackson County MS Port Fac. Rev. VRDO (Chevron USA Inc. Project)         3.70%     9/3/97                 2,500        2,500
                                                                                                                   -----------
                                                                                                                      13,342
                                                                                                                   -----------
NEVADA (1.4%)
Clark County NV Building Auth.                                           5.25%    6/15/16 (3)             7,000        6,836
Humbolt County NV PCR (Idaho Power Co.)                                  8.30%    12/1/14                 9,100       10,810
                                                                                                                   -----------
                                                                                                                      17,646
                                                                                                                   -----------
NEW JERSEY (6.0%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                       5.75%     7/1/06 (1)            34,165       36,402
New Jersey Health Care Fac. Auth. Rev. (Atlantic City Medical Center)    6.80%     7/1/05                 3,500        3,842
New Jersey Sports & Exposition Auth. Rev.                                6.50%     3/1/13                10,000       11,441
New Jersey Sports & Exposition Auth. Rev.                                6.50%     3/1/19                20,000       21,652
New Jersey Turnpike Auth.                                                2.65%     9/3/97 (3) LOC           200          200
                                                                                                                   -----------
                                                                                                                      73,537
                                                                                                                   -----------
NEW YORK (15.4%)
Babylon NY Waste Water Fac. GO                                           9.00%     8/1/08 (3)             4,900        6,588
Babylon NY Waste Water Fac. GO                                           9.00%     8/1/09 (3)             2,800        3,812
Babylon NY Waste Water Fac. GO                                           9.00%     8/1/10 (3)             4,900        6,732
Metro. NY Transit Auth. Dedicated Petroleum Tax                          5.25%     4/1/26 (1)             4,675        4,507
Metro. NY Transit Auth. Dedicated Petroleum Tax                          6.00%     4/1/20 (1)            13,665       14,821
Metro. NY Transit Auth. Rev.                                             5.70%     7/1/17 (1)             8,320        8,543
Metro. NY Transit Auth. Rev.                                            6.375%     7/1/18 (1)             7,500        8,369
New York City NY GO                                                      5.70%     8/1/07                 4,700        4,885
New York City NY GO                                                      5.75%    2/15/07                 5,000        5,209
New York City NY GO                                                      5.80%     8/1/08                 5,730        5,977
New York City NY GO                                                      5.90%     8/1/09                 6,125        6,391
New York City NY GO                                                     6.375%     8/1/04                 5,000        5,369
New York City NY GO                                                      7.10%     2/1/10 (1)             5,140        5,690
New York City NY GO                                                      7.10%     2/1/02 (1)(Prere.)     2,360        2,644
New York City NY GO VRDO                                                 3.25%     9/3/97 LOC             1,100        1,100
New York City NY GO VRDO                                                 3.75%     9/3/97 (1)             4,600        4,600
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                             7.00%    6/15/01 (Prere.)        2,520        2,773
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                             7.00%    6/15/09                 2,480        2,724
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                        3.70%     9/3/97 (3)             4,200        4,200
New York Local Govt. Assistance Corp. Rev.                              5.375%     4/1/12                 5,275        5,313
New York Local Govt. Assistance Corp. Rev.                               5.40%     4/1/13                13,125       13,171
New York Local Govt. Assistance Corp. Rev.                               5.40%     4/1/15                 5,700        5,663
New York Local Govt. Assistance Corp. Rev.                               6.50%     4/1/20                10,000       10,726
New York Local Govt. Assistance Corp. Rev.                              6.875%     4/1/19                 8,000        8,949
New York Medical Care Fac. Auth. Rev.                                   6.875%    2/15/32 (7)             5,000        5,418
New York State Dormitory Auth. Rev. (State Univ.)                        7.50%    5/15/11                18,900       22,626
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)         6.125%     1/1/21                10,000       10,997
                                                                                                                   -----------
                                                                                                                     187,797
                                                                                                                   -----------
NORTH CAROLINA (1.5%)
North Carolina Eastern Muni. Power Agency Rev.                           6.50%     1/1/18 (ETM)           4,625        5,336
North Carolina Eastern Muni. Power Agency Rev.                           7.50%     1/1/09 (Prere.)        4,935        6,045
North Carolina Medical Care Rev. (Wake County Hosp.)                     5.25%    10/1/17 (1)             7,100        6,902
                                                                                                                   -----------
                                                                                                                      18,283
                                                                                                                   -----------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE       MARKET
                                                                                 MATURITY                AMOUNT       VALUE*
                                                                        COUPON       DATE                 (000)        (000)
------------------------------------------------------------------------------------------------------------------------------
OHIO (3.7%)
Columbus OH Electric System Rev. VRDO                                    3.55%    10/1/97 LOC          $  4,900    $   4,900
Franklin County OH Hosp. Rev. (Children's Hosp.)                         5.75%    11/1/20                 2,945        2,985
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)            3.35%     9/4/97                 1,100        1,100
Ohio Air Quality Dev. Auth. VRDO
   (Cincinnati Gas & Electric Co. Project)                               3.75%     9/3/97 LOC             4,200        4,200
Ohio GO                                                                 4.625%     5/1/98                 5,000        5,028
Ohio Turnpike Comm. Rev.                                                 5.50%    2/15/26 (1)            26,650       26,611
                                                                                                                   -----------
                                                                                                                      44,824
                                                                                                                   -----------
OREGON (0.8%)
Portland County OR Sewer System Rev.                                     5.50%     6/1/17 (1)            10,090       10,194
                                                                                                                   -----------
PENNSYLVANIA (9.4%)
Allegheny County PA Sanitary Auth.                                       6.00%    12/1/19 (1)            10,000       10,524
Allegheny County PA Hosp. Dev. Auth. VRDO
   (Children's Hosp. Pittsburgh)                                         3.30%     9/4/97 (1)               350          350
Delaware County PA IDA PCR VRDO
   (British Petroleum Exploration & Oil)                                 3.70%     9/3/97                   800          800
Delaware County PA IDA Resource Recovery (Browning Ferris)               6.10%     7/1/13                10,000       10,545
Pennsylvania GO                                                         6.375%    9/15/09                11,000       11,842
Pennsylvania GO                                                         6.375%    9/15/10                 8,820        9,495
Pennsylvania GO                                                         6.375%    9/15/11                 5,975        6,430
Pennsylvania GO                                                         6.375%    9/15/12                13,500       14,522
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Univ. of Pennsylvania Health Service)                                3.20%     9/3/97                 2,700        2,700
Pennsylvania Housing Finance Agency Residential Dev. Rev.                7.50%     7/1/06                 3,890        4,176
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/10 (3)            20,000       23,808
Pittsburgh PA School Dist.                                               5.50%     9/1/14 (1)             4,715        4,758
Pittsburgh PA Water & Sewer Auth. Rev.                                   6.50%     9/1/13 (3)            10,000       11,460
Radnor Township PA School Auth.                                         9.875%    9/15/00 (ETM)             385          415
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.30%     9/3/97 (2)             3,200        3,200
                                                                                                                   -----------
                                                                                                                     115,025
                                                                                                                   -----------
PUERTO RICO (1.2%)
Puerto Rico GO                                                           5.00%     7/1/98                 5,000        5,043
Puerto Rico Highway and Transp. Rev.                                     5.00%     7/1/16 (4)            10,605       10,179
                                                                                                                   -----------
                                                                                                                      15,222
                                                                                                                   -----------
SOUTH CAROLINA (3.4%)
Piedmont SC Muni. Power Agency Rev.                                      6.15%     1/1/07 (1)             4,040        4,456
Piedmont SC Muni. Power Agency Rev.                                      6.20%     1/1/08 (1)             3,000        3,331
Piedmont SC Muni. Power Agency Rev.                                      6.50%     1/1/15 (3)            12,210       13,963
Piedmont SC Muni. Power Agency Rev.                                      6.50%     1/1/15 (3)(ETM)        2,035        2,315
Piedmont SC Muni. Power Agency Rev. VRDO                                 3.30%     9/3/97 (1)            18,000       18,000
                                                                                                                   -----------
                                                                                                                      42,065
                                                                                                                   -----------
TEXAS (11.2%)
Harris County TX Toll Road VRDO                                          3.30%     9/3/97                 1,000        1,000
Houston TX Hotel Occupancy Tax Rev.                                      5.50%     7/1/11 (4)            21,760       22,139
Houston TX Public Improvement                                            7.00%     3/1/08                 5,000        5,881
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/17 (2)             5,640        6,109
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/01 (2) (Prere.)      360          394
North East TX Independent School Dist.                                   5.00%     2/1/16                 6,425        6,134
San Antonio TX Electric & Gas System Rev.                                5.00%     2/1/17                14,135       13,394
Southwest TX Higher Educ. Auth. VRDO (Southern Methodist Univ.)          3.75%     9/3/97 LOC             1,900        1,900
Texas City TX IDR (Arco Pipeline Project)                               7.375%    10/1/20                17,000       21,360
Texas TRAN                                                               4.75%    8/31/98                10,000       10,089
Texas GO                                                                 5.50%     4/1/20                 4,655        4,655
Texas GO                                                                 5.50%     4/1/02 (Prere.)       10,345       10,964
Texas Water Dev. Board Rev.                                              5.25%    7/15/17                 7,000        6,873
Texas Water Dev. Board Rev.                                              6.50%    7/15/10                17,425       19,741
Texas Water Dev. Board Rev.                                              7.05%     8/1/25                 5,655        6,393
                                                                                                                   -----------
                                                                                                                     137,026
                                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                       FACE        MARKET
                                                                                 MATURITY            AMOUNT        VALUE*
LONG-TERM PORTFOLIO                                                     COUPON       DATE             (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
VIRGINIA (0.5%)
Richmond VA Metro. Expressway Auth. Rev.                                6.375%    7/15/16 (3)       $  5,400   $    5,866
                                                                                                               -----------
WASHINGTON (2.8%)
Washington Dept. of Ecology COP (State Office Building Project)          5.00%     4/1/16             27,820       26,367
Washington GO                                                            5.50%     5/1/18              4,000        4,110
Washington GO                                                            6.75%     2/1/15              3,450        4,036
                                                                                                               -----------
                                                                                                                   34,513
                                                                                                               -----------
WEST VIRGINIA (0.9%)
West Virginia State Building Comm. Rev.                                  7.00%     7/1/14 (1)          8,975       10,795

WISCONSIN (2.9%)
Wisconsin Clean Water Rev.                                              6.875%     6/1/11             20,500       24,198
Wisconsin GO                                                             6.25%     5/1/09             10,000       11,198
                                                                                                               -----------
                                                                                                                   35,396
                                                                                                               -----------
---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $1,117,278)                                                                                            1,215,886
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                               18,810
Liabilities                                                                                                       (12,991)
                                                                                                               -----------
                                                                                                                    5,819
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 109,998,283 outstanding $.001 par value shares
   (authorized 350,000,000 shares)                                                                             $1,221,705
===========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $11.11
===========================================================================================================================

* See Note A in Notes to Financial Statements.
+ Securities with a value of $2,502,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 51.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT          PER
                                                                                                       (000)        SHARE
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,130,262       $10.27
 Undistributed Net Investment Income                                                                      --           --
 Overdistributed Net Realized Gains--Note E                                                           (6,915)        (.06)
 Unrealized Appreciation (Depreciation)--Note F
   Investment Securities                                                                              98,608          .90
   Futures Contracts                                                                                    (250)          --
===========================================================================================================================
 NET ASSETS                                                                                       $1,221,705       $11.11
===========================================================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (100.2%)
---------------------------------------------------------------------------------------------------------------------------
ALASKA (0.3%)
Alaska Housing Finance Corp. VRDO                                        3.30%     9/3/97          $   2,690    $   2,690
North Slope Borough AK GO                                                7.50%    6/30/01 (3)          3,000        3,326
                                                                                                               -----------
                                                                                                                    6,016
                                                                                                               -----------
ARIZONA (1.7%)
Board of Regents Rev. (Univ. of Arizona)                                 6.20%     6/1/16             26,660       29,589
Pima County AZ IDA Rev. (La Cholla Project)                              8.50%     7/1/20 +            6,650        6,251
Scottsdale AZ IDA Hosp. Rev. VRDO
   (Scottsdale Memorial Health Systems)                                  3.25%     9/3/97 (2)          3,600        3,600
                                                                                                               -----------
                                                                                                                   39,440
                                                                                                               -----------
ARKANSAS (0.2%)
North Little Rock AR Electric System Rev.                                6.50%     7/1/15 (1)          3,450        3,945
                                                                                                               -----------
CALIFORNIA (10.7%)
California Educ. Fac. Auth. (Univ. of Southern California)               5.70%    10/1/15              6,000        6,207
California GO                                                            4.75%     9/1/23 (3)         10,000        8,881
California Health Fac. Financing Auth. VRDO
   (Catholic Health Care West)                                           3.00%     9/3/97 (1)            100          100
California Public Works Rev. (Community College Project)                5.375%     3/1/10              3,555        3,602
California Public Works Rev. (Community College Project)                5.375%     3/1/11              3,905        3,935
California Public Works Rev. (Community College Project)                5.375%     3/1/12              4,265        4,277
California Public Works Rev. (Community College Project)                 7.00%     3/1/04 (Prere.)    14,275       16,561
California Public Works Rev. (Dept. of Corrections)                     5.375%    11/1/13              7,820        7,782
California Public Works Rev. (Univ. Project)                             6.40%    12/1/16 (2)          8,450        9,437
East Bay CA Muni. Util. Dist. Water System                               4.75%     6/1/21              5,000        4,506
Orange County CA Airport Rev.                                           5.375%     7/1/08 (1)          5,745        5,918
Orange County CA Airport Rev.                                            5.50%     7/1/04 (1)          3,555        3,739
Orange County CA Airport Rev.                                            6.00%     7/1/01 (1)          7,245        7,668
Orange County CA Airport Rev.                                            6.00%     7/1/05 (1)          4,020        4,362
Orange County CA Airport Rev.                                            6.00%     7/1/06 (1)          4,565        4,976
Orange County CA Airport Rev.                                            6.00%     7/1/07 (1)          3,135        3,422
Orange County CA Sanitation Dist. VRDO                                   3.40%     9/3/97 (2)          1,100        1,100
Sacramento CA Finance Auth. Lease Rev.                                   5.40%    11/1/20             12,565       12,531
Sacramento County CA Sanitation Dist. Rev.                               4.75%    12/1/23              9,000        8,067
San Bernardino County CA COP (Capital Fac. Project)                     6.875%     8/1/24 (ETM)       25,220       30,705
San Bernardino County CA COP (Medical Center Funding)                    4.75%     8/1/28             10,425        8,859
San Bernardino County CA COP (Medical Center Funding)                    7.00%     8/1/20             12,180       14,579
San Diego CA IDR (San Diego Gas & Electric)                              8.75%     3/1/23              4,450        4,554
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%     1/1/01              7,340        6,275
San Joaquin Hills CA Transp. Agency Rev.                                 0.00%     1/1/02             14,000       11,343
Santa Clara County CA TRAN                                               4.75%    10/1/98             10,300       10,394
Southern California Public Power Auth. Rev.                              6.00%     7/1/18              3,985        4,052
Southern California Public Power Auth. Rev. VRDO
   (Transmission Project)                                                3.00%     9/3/97 (4)          2,400        2,400
Univ. of California Hosp. (Medical Center)                               6.00%     7/1/26 (2)         10,260       10,737
Vallejo CA Sanitation & Flood Control COP                                5.00%     7/1/19 (3)         15,000       14,290
                                                                                                               -----------
                                                                                                                  235,259
                                                                                                               -----------
COLORADO (2.9%)
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/03 (1)          8,200        6,182
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/06 (1)         22,000       14,151
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/07 (1)         12,500        7,619
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/08 (1)         14,000        8,034
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/09 (1)         16,195        8,734
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/10 (1)          7,185        3,634
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/12 (1)         21,795        9,769
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/13 (1)          5,000        2,108
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/14 (1)          5,000        1,981
E-470 Public Highway Auth. CO Rev.                                       0.00%     9/1/15 (1)          5,000        1,859
                                                                                                               -----------
                                                                                                                   64,071
                                                                                                               -----------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA (3.1%)
District of Columbia GO                                                  5.50%     6/1/98          $  20,000    $  20,182
Metro. Washington D.C. Airport Auth. Rev.                                5.50%    10/1/09 (3)          6,795        7,019
Metro. Washington D.C. Airport Auth. Rev.                                5.50%    10/1/10 (3)          7,270        7,437
Metro. Washington D.C. Airport Auth. Rev.                                5.50%    10/1/24 (1)         10,630       10,366
Metro. Washington D.C. Airport Auth. Rev.                                5.70%    10/1/07 (1)         12,900       13,630
Metro. Washington D.C. Airport Auth. Rev.                               5.875%    10/1/15 (1)          8,400        8,635
                                                                                                               -----------
                                                                                                                   67,269
                                                                                                               -----------
FLORIDA (8.4%)
Citrus County FL PCR (Florida Power Corp.)                               6.35%     2/1/22              6,500        6,898
Dade County FL Aviation Rev. (Miami International Airport)               5.50%    10/1/02 (4)          4,270        4,434
Dade County FL Aviation Rev. (Miami International Airport)               5.75%    10/1/03 (4)         17,950       18,889
Dade County FL Aviation Rev. (Miami International Airport)               5.75%    10/1/04 (4)         11,850       12,490
Dade County FL Aviation Rev. (Miami International Airport)               5.75%    10/1/05 (4)          7,490        7,900
Dade County FL School Dist. GO                                           5.00%    2/15/17 (1)         21,240       20,372
Dade County FL Water & Sewer System Rev. VRDO                            3.25%     9/3/97 (3)          5,050        5,050
Florida Dept. of General Services
   (Dept. of Environmental Protection Preservation)                      5.75%     7/1/08 (2)         18,590       19,986
Florida Dept. of General Services
   (Dept. of Environmental Protection Preservation)                      6.00%     7/1/03 (2)         15,980       17,215
Florida Dept. of General Services
   (Dept. of Environmental Protection Preservation)                      6.00%     7/1/04 (2)         10,815       11,714
Orange County FL School Master Lease COP                                 6.00%     8/1/08 (1)         11,580       12,662
Orange County FL School Master Lease COP                                 6.00%     8/1/09 (1)         12,255       13,308
Orange County FL School Master Lease COP                                 6.00%     8/1/10 (1)         12,825       13,815
Orlando FL Util. Comm. Rev.                                              6.75%    10/1/17              2,200        2,600
Palm Beach County FL Auth. Rev.                                          6.00%    10/1/07 (2)         10,850       11,917
Tarpon Springs FL Health Fac. Auth. Rev. (Tarpon Springs Hosp.)          8.75%     5/1/12              4,000        4,158
                                                                                                               -----------
                                                                                                                  183,408
                                                                                                               -----------
GEORGIA (2.0%)
Burke County GA Dev. Auth. PCR VRDO (Georgia Power Co.)                  3.70%     9/3/97                300          300
Burke County GA Dev. Auth. PCR VRDO (Oglethorpe Power Co.)               3.25%     9/3/97 (3)             40           40
Cartersville GA Water & Waste Water Fac. (Anheuser-Busch Cos., Inc.)     7.40%    11/1/10              5,000        6,041
Dalton County GA Dev. Auth. (Hamilton Health Care System)                5.50%    8/15/17 (1)          5,000        5,116
Dalton County GA Dev. Auth. (Hamilton Health Care System)                5.50%    8/15/26 (1)         12,000       12,192
Muni. Electric Auth. of Georgia Rev.                                     6.60%     1/1/18 (1)          5,000        5,803
Savannah GA Hosp. Auth. Rev. (Candler Hosp.)                             7.00%     1/1/23             13,000       13,623
                                                                                                               -----------
                                                                                                                   43,115
                                                                                                               -----------
HAWAII (1.1%)
Hawaii GO                                                                6.25%     3/1/07 (3)          5,000        5,544
Hawaii Harbor Capital Improvement Rev.                                   5.50%     7/1/27 (1)         18,500       18,074
                                                                                                               -----------
                                                                                                                   23,618
                                                                                                               -----------
ILLINOIS (5.1%)
Chicago IL Public Building Comm.                                         7.00%     1/1/15 (1)(ETM)    10,000       11,424
Chicago IL Public Building Comm.                                         7.00%     1/1/20 (1)(ETM)    10,000       11,912
Chicago IL Skyway Toll Bridge Rev.                                       6.75%     1/1/04 (Prere.)    10,000       11,255
Chicago IL Skyway Toll Bridge Rev.                                       6.75%     1/1/04 (Prere.)    18,185       20,467
Cook County IL GO                                                        6.60%   11/15/22 (1)         12,000       13,384
Illinois Dev. Finance Auth. Rev. (Regency Park Project)                 10.25%    4/15/19 *            6,500        5,200
Illinois Dev. Finance Auth. Rev. (Regency Park Project)                10.625%    4/15/20 *            6,000        4,860
Illinois Dev. Finance Auth. Rev. PCR (Illinois Power Co. Project)        7.40%    12/1/24 (1)         20,000       23,043
Illinois Health Fac. Auth. Certificate of Beneficial Interest
   (Adventist Living Centers)                                               --         -- *              770           69
Illinois Health Fac. Auth. Rev. (United Medical Center)                 8.125%     7/1/03 (Prere.)     2,565        2,855
Illinois Toll Highway Auth. Rev.                                         6.30%     1/1/11              5,000        5,514
Loves Park IL First Mortgage Rev. (Hoosier Care)                         9.75%     8/1/19              1,520        1,626
                                                                                                               -----------
                                                                                                                  111,609
                                                                                                               -----------
INDIANA (3.2%)
Indiana Educ. Fac. Auth. VRDO (Univ. of Notre Dame Du Lac Project)       3.20%     9/4/97              2,300        2,300
Indiana Health Fac. Finance Auth. Rev. (Ancilla System, Inc.)           7.375%     7/1/23             19,400       22,767
Indiana State Office Building Comm. Rev.                                 6.90%     7/1/11 +           15,660       18,228

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Indianapolis IN Local Public Improvement Bond Bank                       6.75%     2/1/14            $21,500    $  24,838
Indianapolis IN Local Public Improvement Bond Bank                       6.75%     2/1/20              2,500        2,746
                                                                                                               ------------
                                                                                                                   70,879
                                                                                                               ------------

IOWA (0.5%)
Des Moines IA Rev. (Des Moines General Hosp.)                            8.25%   11/15/11              9,620       10,263
                                                                                                               ------------

KENTUCKY (1.0%)
Jefferson County KY (Jewish Hosp. Health)                                5.65%     1/1/17 (2)          8,000        8,100
Jefferson County KY (Jewish Hosp. Health)                                5.70%     1/1/21 (2)         10,000       10,166
Kentucky Property & Buildings Comm. Rev.                                 5.80%     9/1/06              3,100        3,282
                                                                                                               ------------
                                                                                                                   21,548

LOUISIANA (1.2%)
East Baton Rouge Parish LA PCR VRDO (Exxon Project)                      3.70%     9/3/97              2,100        2,100
Iberia Parish LA Hosp. Services Dist.                                    8.00%    5/26/16              6,250        6,515
Louisiana Health Educ. Auth. (Lambeth House Project)                     8.75%    10/1/17             12,295       12,964
West Feliciana Parish LA PCR (Gulf States Utilities)                     9.00%     5/1/15              4,000        4,440
                                                                                                               ------------
                                                                                                                   26,019
                                                                                                               ------------

MARYLAND (0.2%)
Hagerstown MD Energy Finance Administration Recycling Rev.
   (Hagerstown Fiber Project)                                            9.00%   10/15/16             17,500        5,250

MASSACHUSETTS (7.3%)
Massachusetts Consolidated Loan                                          4.50%    11/1/15 (2)         14,620       12,952
Massachusetts Consolidated Loan                                          5.75%     5/1/12 (2)          5,000        5,355
Massachusetts GO                                                         6.00%     6/1/11             14,750       15,579
Massachusetts Industrial Finance Agency
   (Massachusetts Recycling Assoc.)                                      9.00%     8/1/16 *           17,000        6,503
Massachusetts Industrial Finance Agency (Refusetech Inc. Project)        6.30%     7/1/05             34,500       36,904
Massachusetts Turnpike Auth. BAN                                         5.00%     6/1/99             11,000       11,160
Massachusetts Water Resources Auth. Rev.                                 5.50%    7/15/22             22,420       21,884
Massachusetts Water Resources Auth. Rev.                                 6.50%    7/15/19             43,700       49,702
                                                                                                               ------------
                                                                                                                  160,039
                                                                                                               ------------

MICHIGAN (4.5%)
Detroit MI GO                                                            6.25%     4/1/05             13,000       13,973
Detroit MI GO                                                           6.375%     4/1/06              8,635        9,373
Dickinson County MI Memorial Hosp. System Rev.                          7.625%    11/1/05              1,150        1,248
Dickinson County MI Memorial Hosp. System Rev.                           8.00%    11/1/14              5,700        6,335
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)                7.50%    10/1/27              6,620        7,370
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)                8.10%    10/1/13              5,000        5,845
Michigan Hosp. Finance Auth. Rev. (Genesys Health System)               8.125%    10/1/21             15,000       17,435
Michigan Housing Dev. Auth. Rev.                                         6.30%     4/1/04              6,500        6,857
Michigan Public Power Agency Rev. (Belle River Project)                  5.50%     1/1/13             27,000       26,970
Univ. of Michigan Hosp. Rev. VRDO                                        3.75%     9/3/97              3,200        3,200
                                                                                                               ------------
                                                                                                                   98,606
                                                                                                               ------------

MINNESOTA (0.3%)
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                               0.00%     5/1/20             35,070        2,077
Washington County MN Housing & Redev. Auth. Rev.
   (Woodland Park Project)                                               9.75%     5/1/20              5,000        4,750
                                                                                                               ------------
                                                                                                                    6,827
                                                                                                               ------------

MISSISSIPPI (1.0%)
Claiborne County MS PCR (Middle South Energy)                           9.875%    12/1/14             21,000       22,768
                                                                                                               ------------

MISSOURI (0.7%)
Missouri Health & Educ. Fac. Auth. VRDO
   (Sisters of Mercy Health Care System)                                 3.30%     9/3/97              4,300        4,300
Missouri Health & Educ. Fac. Auth. VRDO (Washington Univ.)               3.75%     9/3/97              3,300        3,300
St. Luke Mission Health System MO                                       5.375%   11/15/16 (1)          8,000        7,882
                                                                                                               ------------
                                                                                                                   15,482
                                                                                                               ------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
NEVADA
Clark County NV Airport System Refunding Rev. VRDO
   (McCarren International Airport)                                      3.25%     9/3/97 (1)        $   300    $     300
                                                                                                               ------------

NEW Hampshire (0.3%)
New Hampshire Health & Higher Educ. Rev. (Catholic Medical Center)       6.00%     7/1/17              6,580        6,586
                                                                                                               ------------

NEW JERSEY (1.8%)
New Jersey Econ. Dev. Auth. Market Transition Fac.                      5.875%     7/1/11 (1)          8,000        8,424
New Jersey Sports & Exposition Auth. Rev.                                6.50%     3/1/13             15,000       17,162
New Jersey Transp. Trust                                                 6.00%    6/15/11 (1)         10,000       10,771
New Jersey Turnpike Auth. VRDO                                           2.65%     9/3/97 (3) LOC      3,200        3,200
                                                                                                               ------------
                                                                                                                   39,557
                                                                                                               ------------

NEW YORK (13.7%)
Metro. NY Transit Auth. Rev.                                             6.00%     4/1/20 (1)         18,000       19,522
Metro. NY Transit Auth. Rev.                                            6.375%     7/1/04 (1)(Prere.) 25,690       28,668
Metro. NY Transit Auth. Rev.                                            7.375%     7/1/08             22,870       26,517
New York City NY GO                                                      5.90%     8/1/09              5,150        5,374
New York City NY GO VRDO                                                 3.25%     9/3/97 LOC            300          300
New York City NY GO VRDO                                                 3.70%     9/3/97 LOC          1,500        1,500
New York City NY Muni. Water Finance Auth. CP                            3.45%    9/23/97 LOC         10,000       10,000
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                             5.50%    6/15/20             25,000       24,583
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev.                                             5.75%    6/15/26 (1)         22,300       22,733
New York City NY Muni. Water Finance Auth.
   Water & Sewer System Rev. VRDO                                        3.70%     9/3/97 (3)          2,000        2,000
New York State Environmental Fac. Solid Waste Disposal Rev. CP
   (General Electric Co. Project)                                        3.50%     9/2/97              1,600        1,600
New York State Dormitory Auth. Rev. (City Univ.)                        6.375%     7/1/08              3,150        3,350
New York State Dormitory Auth. Rev. (City Univ.)                         7.50%     7/1/10              5,500        6,588
New York State Dormitory Auth. Rev. (State Univ.)                       5.375%    5/15/07 (2)          2,100        2,201
New York State Dormitory Auth. Rev. (State Univ.)                        7.50%    5/15/13             11,500       14,090
New York State Local Govt. Assistance Corp. Rev.                         6.00%     4/1/16              6,400        6,782
New York State Local Govt. Assistance Corp. Rev.                         6.50%     4/1/20             16,110       17,279
New York State Local Govt. Assistance Corp. Rev.                         7.00%     4/1/10              6,320        7,000
New York State Local Govt. Assistance Corp. Rev. VRDO                    3.20%     9/3/97 LOC         18,300       18,300
New York State Power Auth. Rev.                                          6.50%     1/1/19             26,250       28,329
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.00%    12/1/05 (1)          7,500        8,091
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.00%    12/1/06 (1)          9,000        9,743
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.00%    12/1/07 (1)          5,000        5,426
Port Auth. of New York & New Jersey Special Obligation Rev.
   (JFK International Airport)                                           6.25%    12/1/08 (1)          4,000        4,426
Triborough Bridge & Tunnel Auth. NY Rev. (Convention Center Project)     7.25%     1/1/10             13,500       15,650
Triborough Bridge & Tunnel Auth. NY Rev. (General Purpose Rev.)          5.50%     1/1/17             10,000       10,239
                                                                                                               ------------
                                                                                                                  300,291
                                                                                                               ------------

NORTH CAROLINA (1.5%)
Charlotte NC Airport Rev. VRDO                                           3.25%     9/3/97 (1)          1,395        1,395
New Hanover County NC Hosp. Rev. (Regional Medical Center)               5.75%    10/1/16 (2)         12,500       12,798
North Carolina Eastern Muni. Power Agency Rev.                           5.00%     1/1/20 (ETM)       10,385        9,932
North Carolina Eastern Muni. Power Agency Rev.                           6.50%     1/1/18 (ETM)        6,665        7,689
                                                                                                               ------------
                                                                                                                   31,814
                                                                                                               ------------

OHIO (1.7%)
Cuyahoga County OH Hosp. Rev. VRDO (Cleveland Clinic)                    3.25%     9/3/97 LOC          1,450        1,450
Franklin County OH Hosp. Rev. VRDO (Holy Cross Health System)            3.35%     9/4/97                900          900
Hamilton County OH Hosp. Fac. Rev. VRDO (Bethesda Hosp.)                 3.20%     9/4/97 LOC          1,000        1,000
Lucas County OH Hosp. Fac. Rev. (Flower Memorial Hosp.)                 8.125%    12/1/11              8,900       10,312

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
                                                                        COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
Ohio GO (Highway Obligation)                                             4.50%    5/15/98            $11,400    $  11,457
Scioto County OH Market Terminal Fac. VRDO (Norfolk Southern Corp.)      5.35%     9/3/97             12,000       12,000
                                                                                                               ------------
                                                                                                                   37,119
                                                                                                               ------------

OKLAHOMA (0.6%)
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)           6.75%     8/1/04              4,700        4,767
Jackson County OK Memorial Hosp. Auth. Rev. (Jackson Memorial)           7.30%     8/1/15              4,000        4,148
Norman OK Regional Hosp. Auth.                                          5.625%     9/1/16 (1)          4,510        4,545
                                                                                                               ------------
                                                                                                                   13,460
                                                                                                               ------------

OREGON (1.4%)
Oregon State Department Administrative Services                          5.70%     5/1/16 (2)          4,290        4,397
Oregon Veterans Welfare Program VRDO                                     3.30%     9/3/97 LOC          2,300        2,300
Port Auth. of Portland OR Airport Rev.                                  5.625%     7/1/26 (3)          9,000        8,993
Portland County OR Sewer System Rev.                                     5.50%     6/1/17 (1)         15,000       15,154
                                                                                                               ------------
                                                                                                                   30,844
                                                                                                               ------------

PENNSYLVANIA (9.0%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)      5.75%     1/1/11 (1)++        5,000        5,242
Allegheny County PA Sanitary Auth.                                       6.00%    12/1/19 (1)         14,630       15,396
Delaware County PA IDA (Browning Ferris)                                 6.10%     7/1/13             19,000       20,036
Delaware County PA IDA Resource Recovery Fac. VRDO
   (General Electric Capital Corp.)                                      3.25%     9/3/97              2,500        2,500
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)        7.30%     7/1/12              4,500        4,700
Langhorne PA Higher Educ. & Health Auth. Rev. (Lower Bucks Hosp.)        7.35%     7/1/22             13,200       13,786
Montgomery County PA Higher Educ. & Health Auth. Rev.
   (Brittany Point Project)                                              8.50%     1/1/03 (Prere.)     5,000        5,972
Pennsylvania Convention Center Auth. Rev.                                6.60%     9/1/09 (4)          2,500        2,804
Pennsylvania Convention Center Auth. Rev.                                6.70%     9/1/14 (4)          3,500        3,922
Pennsylvania Convention Center Auth. Rev.                                6.75%     9/1/19 (4)          3,695        4,147
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                     7.050%    12/1/10              2,500        2,729
Pennsylvania Econ. Dev. Auth. Rev. (Colver Project)                     7.125%    12/1/15             14,000       15,254
Pennsylvania Higher Educ. Fac. Auth. Rev. VRDO
   (Univ. of Pennsylvania)                                               3.20%     9/3/97              3,500        3,500
Pennsylvania Housing Finance Agency Rev.                                 7.60%     7/1/13             10,000       10,670
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                           7.00%    8/15/12              3,540        3,839
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                           7.00%    8/15/17              1,000        1,085
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Children's Seashore Hosp.)                                           7.00%    8/15/22                500          539
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev. (Methodist Hosp.)   7.75%     7/1/04 (Prere.)    12,290       14,504
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
   (Roxborough Memorial Hosp.)                                           7.25%     3/1/24              9,800        9,977
Philadelphia PA Muni. Auth. Rev.                                        6.125%    7/15/08              4,000        4,184
Philadelphia PA Muni. Auth. Rev.                                         6.25%    7/15/13              5,785        5,999
Philadelphia PA Muni. Auth. Rev.                                         6.30%    7/15/17              1,750        1,815
Philadelphia PA Muni. Auth. Rev.                                        8.625%   11/15/16              1,385        1,548
Philadelphia PA Water & Waste Water Rev.                                 7.00%    6/15/11 (3)         21,500       25,699
Sayre PA Health Care Fac. Auth. VRDO
   (VHA of Pennsylvania, Pooled Capital Asset Financing Program)         3.30%     9/3/97 (2)            700          700
Scranton-Lackawanna PA Health & Welfare (Moses Taylor Hosp.)             8.50%     7/1/01 (Prere.)    14,375       16,692
                                                                                                               ------------
                                                                                                                  197,239
                                                                                                               ------------

PUERTO RICO (0.5%)
Puerto Rico GO                                                           5.00%     7/1/98             10,600       10,692
                                                                                                               ------------

RHODE ISLAND (0.5%)
Rhode Island Convention Center Auth. Rev.                                5.75%    5/15/20 (2)          5,000        5,095
Rhode Island Public Building Auth.                                       5.25%     2/1/10 (2)          5,000        5,000
                                                                                                               ------------
                                                                                                                   10,095
                                                                                                               ------------

SOUTH CAROLINA (0.3%)
Piedmont SC Muni. Power Agency Rev.                                      6.25%     1/1/21 (3)          6,640        7,431
                                                                                                               ------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                 MATURITY             AMOUNT       VALUE*
HIGH-YIELD PORTFOLIO                                                    COUPON       DATE              (000)        (000)
---------------------------------------------------------------------------------------------------------------------------
TEXAS (9.3%)
Austin TX Airport System Rev.                                           6.125%   11/15/25 (1)        $38,000   $   39,502
Austin TX Airport System Rev.                                            6.45%   11/15/20             17,040       18,442
Austin TX Water, Sewer & Electric Rev.                                  14.00%   11/15/01                200          246
Gulf Coast Waste Disposal Auth. TX PCR VRDO (Exxon Project)              3.70%     9/3/97              1,500        1,500
Harris County TX Hosp. Dist. Rev.                                        7.40%    2/15/10 (2)         17,500       20,870
Harris County TX IDA VRDO (Shell Oil Co. Project)                        3.65%     9/3/97              3,600        3,600
Harris County TX Improvement GO                                          0.00%    10/1/13 (1)          9,630        4,023
Harris County TX Toll Road                                               6.25%    8/15/15 (1)          5,000        5,556
Harris County TX Toll Road VRDO                                          3.30%     9/3/97              9,700        9,700
Hidalgo County TX Health Mission Hosp.                                  6.875%    8/15/26              7,880        8,353
Houston TX Water & Sewer System Rev.                                     0.00%    12/1/11 (2)         24,810       11,608
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/01 (2)(Prere.)    290          317
Houston TX Water & Sewer System Rev.                                    6.375%    12/1/17 (2)          4,530        4,906
North Central TX Health Fac. Dev. Corp. VRDO
   (Presbyterian Medical Center)                                         3.75%     9/3/97 (1)            200          200
Odessa TX Junior College Dist. Rev.                                     8.125%    12/1/18             10,000       11,084
San Antonio TX Electric & Gas Rev.                                       5.00%     2/1/17              3,500        3,317
Texas GO                                                                 5.50%     4/1/02 (Prere.)    27,375       29,014
Texas GO                                                                 5.50%     4/1/20             12,675       12,674
Texas Muni. Power Agency Rev.                                            0.00%     9/1/06              6,205        3,981
Texas Turnpike Auth. Rev.                                                5.50%     1/1/15 (3)++       14,605       14,774
                                                                                                               ------------
                                                                                                                  203,667
                                                                                                               ------------

UTAH (0.7%)
Intermountain Power Agency UT Power Supply Rev.                          5.75%     7/1/19 (1)          8,000        8,165
Salt Lake City & County UT Airport Rev. VRDO                             3.40%     9/4/97 LOC          7,000        7,000
                                                                                                               ------------
                                                                                                                   15,165
                                                                                                               ------------

VIRGINIA (0.9%)
Alexandria VA Redev. & Housing Auth. Rev. (Portals West Project)         9.50%    7/15/20 **           9,680        6,098
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/17              2,600           52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/18              2,600           52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/19              2,600           52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/20              2,600           52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)         0.00%     7/1/21              2,600           52
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)        10.25%     7/1/15 **           8,000        5,760
Chesterfield County VA Mortgage Rev. (Brandermill Woods Project)       10.625%     7/1/16 **          10,400        7,488
                                                                                                               ------------
                                                                                                                   19,606
                                                                                                               ------------

WASHINGTON (2.0%)
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/09 (1)          7,950        4,328
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/10 (1)         19,550        9,982
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/11 (1)         11,400        5,478
Chelan County WA Public Util. Dist. (Rock Island Hydro Project)          0.00%     6/1/12 (1)         19,650        8,888
Port Auth. of Seattle WA GO                                              5.75%     5/1/14             15,600       15,790
                                                                                                               ------------
                                                                                                                   44,466
                                                                                                               ------------

WEST VIRGINIA (0.5%)
West Virginia State Building Comm. Rev.                                  7.00%     7/1/13 (1)          8,390       10,076

WYOMING (0.1%)
Kemmerer WY PCR VRDO (Exxon Project)                                     3.75%     9/3/97              2,400        2,400
                                                                                                               ------------

---------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
   (COST $2,075,114)                                                                                            2,196,239
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MARKET
                                                                                                                   VALUE*
                                                                                                                    (000)
---------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
---------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                              32,487
Liabilities                                                                                                   $  (36,082)
                                                                                                             --------------
                                                                                                                  (3,595)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------------------------------------------------
Applicable to 203,739,783 outstanding $.001 par value shares
   (authorized 550,000,000 shares)                                                                            $2,192,644
===========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $10.76
===========================================================================================================================

*See Note A in Notes to Financial Statements.
+Securities with an aggregate value of $5,282,000 have been segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see below.

---------------------------------------------------------------------------------------------------------------------------
 AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------------------------------------------------
                                                                                                      Amount          Per
                                                                                                       (000)        Share
---------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $2,077,780       $10.20
 Undistributed Net Investment Income                                                                      --          --
 Accumulated Net Realized Losses--Note E                                                              (5,533)        (.03)
 Unrealized Appreciation (Depreciation)--Note F
      Investment Securities                                                                          121,125          .59
      Futures Contracts                                                                                 (728)          --
===========================================================================================================================
 NET ASSETS                                                                                       $2,192,644       $10.76
===========================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.

 *Non-Income Producing Security--Interest Payments in Default.
**Only partial interest was paid on the last interest payment date. ++Security purchased on a when-issued or delayed delivery basis for which the
  Portfolio has not taken delivery as of August 31, 1997.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (AMBAC Indemnity Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CAP-MAC (Capital Markets Assurance Corporation).
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Municipal Bond Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Money Market Portfolio, Short-Term Portfolio, Limited-Term Portfolio, Intermediate-Term Portfolio, Insured Long-Term Portfolio, Long-Term Portfolio, and High-Yield Portfolio (separate portfolios of Vanguard Municipal Bond Fund, hereafter referred to as the "Fund") at August 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 3, 1997


    SPECIAL 1997 TAX INFORMATION (UNAUDITED)

    VANGUARD MUNICIPAL BOND FUND

    This information for the fiscal year ended August 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

          The Short-Term, Intermediate-Term, Insured Long-Term, Long-Term, and High-Yield Portfolios designate $198,000, $19,903,000, $8,371,000,
    $4,800,000, and $10,842,000, respectively, as capital gain dividends (from net long-term capital gains), which, along with any additional gains realized through October 31, 1997, will be distributed in December 1997.

          Each Portfolio designates 100% of its income dividends as exempt-interest dividends.